[Conformed]1
                                                               [Confirms]1
                                                          October 25, 1994
                                                          October 25, 1994

================================================================================

                           COLLATERAL TRUST INDENTURE

                          dated as of December 16, 1985


                                      Among


                          FIRST PV FUNDING CORPORATION,

                      PUBLIC SERVICE COMPANY OF NEW MEXICO


                                       and


                                 CHEMICAL BANK,

                                   as Trustee



                 Providing for the Issuance from Time to Time of
                           Securities To Be Issued in
                               One or More Series



================================================================================

                      PALO VERDE NUCLEAR GENERATING STATION

----------
     1 Exhibits B through F are not part of the Collateral Trust Indenture as originally executed.

#30122041.1

                          FIRST PV FUNDING CORPORATION

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                    Reconciliation and tie between Indenture
                          dated as of December 16, 1985

                                       and

                           Trust Indenture Act of 1939


                                                              Section of
Section of Act                                                Indenture
--------------                                                ---------

310  (a) (1)                                                  9.09
         (2)                                                  9.09
         (3)                                                  Inapplicable
         (4)                                                  Inapplicable
     (b)                                                        9.08, 9.10(a),
                                                                9.10(d),
                                                                9.10(e), 9.11
     (c)     Inapplicable

311(a)(b)                                                     9.13
     (c)                                                      Inapplicable

312  (a)                                                      10.01
                                                              10.02(a)
     (b)                                                      10.02(b)
     (c)                                                      10.02(c)

313  (a)                                                      10.03(a)
313  (b) (1)                                                  10.03(b)(1)
         (2)                                                  10.03(b)
     (c)                                                      10.03(a) & (b)
     (d)                                                      10.03(c)

314  (a)                                                      10.04
     (b)                                                        5.06
     (c) (1)                                                    1.02
         (2)                                                    1.02
         (3)                                                  Inapplicable
     (d) (1)                                                  Inapplicable
         (2)                                                  Inapplicable
         (3)                                                  Inapplicable
     (e)                                                        1.02

315  (a) (1)                                                  9.01(a)(1)
         (2)                                                  9.01(a)(2)



#30122041.1

                                                              Section of
Section of Act                                                Indenture
--------------                                                ---------


315  (a) (last clause)                                        9.01(a)(2)
     (b)                                                      9.02
     (c)                                                      9.01(b)
     (d) (1)                                                  9.01(c)(1)
         (2)                                                  9.01(c)(2)
         (3) 9.01(c)(3)
     (e)                                                      8.10

316  (a) (1) (A)                                              8.07
             (B)                                              8.08
         (2)                                                  Inapplicable
     (a) (last sentence)                                      1.01
                                                                ("Outstanding")
     (b)                                                      8.11

317  (a) (1)                                                  8.05(a)
         (2)                                                  8.05(d)
     (b)                                                      5.03
                                                              9.14(c)(2)

318  (a)                                                      1.07



     NOTE: This reconciliation and tie shall not, for any purpose, be deemed to constitute a part of the Indenture.

#30122041.1

                  COLLATERAL TRUST INDENTURE, dated as of December 16, 1985, among FIRST PV FUNDING CORPORATION, a Delaware corporation (hereinafter called the Company), having its principal office and mailing address at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, having its principal office and mailing address at Alvarado Square, Albuquerque, New Mexico 87158 (hereinafter called PNM), and CHEMICAL BANK, a New York banking corporation, as Trustee (hereinafter called the Trustee), having its corporate trust office at 55 Water Street, New York, New York 10041, Attention: Corporate Trustee Administration.

                                    RECITALS

                  WHEREAS, the Company has duly authorized the creation of an issue of its debentures, notes or other evidences of indebtedness to be issued in one or more series (the Securities) up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture; and to secure the Securities and to provide for the authentication and delivery thereof by the Trustee, the Company has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS, all acts necessary to make this Indenture a valid instrument for the security of the Securities, in accordance with its and their terms, have been done;

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, to secure the payment of theprincipal of, premium (if any) and interest on all the Securities authenticated and delivered hereunder and issued by the Company and outstanding, and the performance of the covenants therein and herein contained, and in consideration of the premises and of the covenants herein contained and of the purchase of the Securities by the holders thereof, and of the sum of one dollar ($1.00) paid to the Company by the Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Company by these presents does grant, bargain, sell, release, convey, assign, pledge, transfer, mortgage, hypothecate, and confirm unto the Trustee all and singular the following (which collectively are hereinafter called the Pledged Property), excluding, in any event, any moneys which are specifically stated herein not to constitute part of the Pledged Property, to wit:
                                  CLAUSE FIRST

                  All Pledged Lessor Notes (as hereinafter defined) as shall be actually pledged and assigned by the Company to the Trustee, together with the interest of the Company (if any) in the Lease Indentures (as hereinafter defined) securing said Lessor Notes, pursuant to the Series Supplemental Indentures or other supplemental indentures to be executed and delivered as provided in this Indenture.

                                  CLAUSE SECOND

                  All right, title and interest of the Company in, to and under any agreements with respect to commitment fees or other amounts payable by PNM entered into between PNM and the Company in connection with the issuance and sale of any series of Securities, if actually assigned by the Company to the Trustee pursuant to a Series Supplemental Indenture or other supplemental indentures to be executed and delivered as provided in this Indenture.

                                  CLAUSE THIRD

                  All the proceeds received by the Company from the sale of the Securities, all the tolls, rents, issues, profits, products, revenues and other income of the property subjected or required to be subjected to the lien of this Indenture, and all the estate, right, title and interest of every nature whatsoever of the Company in and to the same and every part thereof.


#30122041.1
                                        1

                                  CLAUSE FOURTH

                  Any property, including cash, that may, from time to time hereafter be subjected to the lien and/or pledge hereof by the Company or which pursuant to any provision of this Indenture or any Series Supplemental Indenture or other supplemental indentures to be executed and delivered as provided in this Indenture may become subjected to the lien and/or pledge hereof; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder. Such subjection to the lien hereof of any such property as additional security may be made subject to any reservations, limitations or conditions which shall be set forth in a written instrument executed by the Company and/or by the Trustee respecting the scope or priority of such lien and/or pledge or the use and disposition of such property or the proceeds thereof.

                  TO HAVE AND TO HOLD the Pledged Property unto the Trustee and its successors and assigns forever subject to the terms of this Indenture, including, without limitation, Section 12.01.

                  BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the holders from time to time of all the Securities authenticated and delivered hereunder and issued by the Company and outstanding, without any priority of any one Security over any other.

                  AND  UPON  THE  TRUSTS  and  subject  to  the   covenants  and
conditions hereinafter set forth.


                                   ARTICLE I.

                  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.

                  SECTION 1.011.  Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (4) all reference in this Indenture to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Nine, are defined in that Article.

                  "Act" when used with respect to any Holder has the meaning specified in Section 1.04.


#30122041.1
                                        2

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Authorized Agent"means any Paying Agent or Security Registrar.

                  "Board of Directors" means the board of directors of the Company, when used with respect to the Company, and either the board of directors, or any committee of that board duly authorized to act for it hereunder, when used with respect to PNM.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or PNM, as the case may be, to have been duly adopted by the Board of Directors of such entity and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York, the City of Boston, Massachusetts or the City of Albuquerque, New Mexico are authorized by law to remain closed.

                  "Change" with respect to any instrument means any consent, amendment, waiver, approval, notice or direction or the execution, grant or giving of any thereof.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its President or one of its Vice Presidents, and by its Treasurer, Secretary, or one of its Assistant Treasurers or Assistant Secretaries, and delivered to the Trustee.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time corporate trust business of the Trustee shall be administered, which at the date of this Indenture is 55 Water Street, New York, N.Y. 10041, Attention: Corporate Trustee Administration.

                  "Equity Investor" means any Equity Investor identified in a Schedule to a Series Supplemental Indenture, until a successor or assignees thereof shall have become such pursuant to the applicable provisions of the Participation Agreement to which such Equity Investor is a party, and thereafter "Equity Investor" means such successor or assignees; "Equity Investors" means each and every Equity Investor.

                  "Event of Default" has the meaning specified in Section 8.01.

                  "Extension Letter" means the Extension Letter, to be dated the date of issue of a Pledged Lessor Note and addressed to the Trustee by the parties to the Participation Agreement, extending to the Trustee the representations, warranties and covenants of such parties set forth in the Participation Agreement.


#30122041.1
                                        3

                  "Holder" or "Securityholder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Initial   Interest  Date"  with  respect  to  any  series  of
Securities means the date of the Stated Maturity for the initial installment of interest on Securities of such series.

                  "Lease Indenture" means any Lease Indenture and any Lease Indenture Supplement identified in a Schedule to a Series Supplemental Indenture, as such Lease Indenture and Lease Indenture Supplement may be amended or supplemented from time to time pursuant to the applicable provisions thereof and of this Indenture; "Lease Indentures" means each and every Lease Indenture.

                  "Leases" means any Lease and any Lease Supplement identified in a Schedule to a Series Supplemental Indenture, as such Lease and Lease Supplement may be amended from time to time pursuant to the applicable provisions thereof and of this Indenture; "Leases" means each and every Lease.

                  "Lease Indenture Trustee" means the Lease Indenture Trustee identified in Schedule 1 to a Series Supplemental Indenture, until a successor Lease Indenture Trustee shall have become such pursuant to the applicable provisions of the Lease Indenture to which such Lease Indenture Trustee is a party, and thereafter "Lease Indenture Trustee" means the successor Lease Indenture Trustee; "Lease Indenture Trustees" means each and every Lease Indenture Trustee.

                  "Lease Payments" with respect to any Lease shall mean amounts payable by PNM under such lease in respect of (i) interim rent (if any), (ii) basic rent, (iii) casualty value, (iv) special casualty value, (v) termination value or (vi) any other amounts payable in connection with termination of the Lease, in each case as more fully described in and assigned pursuant to the related Lease Indenture; "Lease Payments" with respect to all Leases means the aggregate of Lease Payments under any and all Leases.

                  "Lessee Request" and "Lessee Order" mean, respectively, a written request and a written order signed in the name of PNM by its President or one of its Vice Presidents or Assistant Vice Presidents and by its Treasurer or Secretary or one of its Assistant Treasurers or Assistant Secretaries, or by any authorized agent of PNM, and delivered to the Trustee.

                  "Lessor" or "Owner Trustee" means any Lessor or Owner Trustee identified in a Schedule to a Series Supplemental Indenture, until a successor shall have become such pursuant to the applicable provisions of the related Trust Agreement identified in said Schedule, and thereafter "Lessor" or "Owner Trustee" means such successor; "Lessors" or "Owner Trustees" means each and every Lessor or Owner Trustee.

                  "Lien of this Indenture" or "lien hereof" means the lien created by these presents, or created by any concurrent or subsequent conveyance to the Trustee (whether made by the Company or any other Person and whether pursuant to a Series Supplemental Indenture or otherwise), or otherwise created, constituting any property a part of the Pledged Property held by the Trustee for the benefit of the Securities Outstanding hereunder.

                  "Obligor", when used with reference to the Securities or this Indenture, means PNM and any successor to the obligations of PNM under a Lease, and does not include the Trustee, the Lease Indenture Trustee, an Owner Trustee or an Equity Investor so long as they have not assumed such obligations; provided, however, that no reference to PNM as an Obligor herein shall be construed as implying any guaranty by PNM of the Securities.


#30122041.1
                                        4

                  "Officers' Certificate" means a certificate signed by the President or a Vice President, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries, of PNM, any Lessor or the Company, as the case may be, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel for any Person either expressly referred to herein or otherwise satisfactory to the Trustee which may include, without limitation, counsel to the Company, any Lessor, the Lease Indenture Trustee, any Equity Investor or PNM, whether or not such counsel is an employee of any of them.

                  "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                           (i) Securities  theretofore  cancelled by the Trustee
                  or delivered to the Trustee for cancellation;

                           (ii) Securities for whose payment or redemption money
                  in the necessary amount has been theretofore deposited with the Trustee in trust for the Holders of such Securities as provided in Section 12.01, provided that, if such Securities are to be redeemed (otherwise than through the operation of the Sinking Fund), notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                           (iii) Securities paid in full or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture unless held by a Holder in whose hands such Securities constitute valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or owned by PNM, any Lessor or any Equity Investor, or any Affiliate of PNM, of any Lessor or of any Equity Investor, shall be disregarded and deemed not to be Outstanding, unless such Persons own 100% of the Securities owned by all Persons, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or PNM, any Lessor or any Equity Investor or any Affiliate of the Company, of PNM, of any Lessor or of any Equity Investor.

                  "Participation Agreement" means any Participation Agreement or other similar Lessor Note purchase document to which the Company is a party identified in a Schedule to a Series Supplemental Indenture, as such Participation Agreement or other purchase document may be amended from time to time pursuant to the applicable provisions thereof and of this Indenture; "Participation Agreements" means each and every Participation Agreement.

                  "Paying Agent" means any Person acting as Paying Agent hereunder pursuant to Section 9.14.

                  "Permitted Investment" means (i) direct obligations of the United States of America, or (ii) obligations fully guaranteed by the United States of America, or (iii) certificates of deposit issued by, or bankers' acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the States thereof (but not exceeding $15,000,000 in principal amount of all certificates of deposit and time deposits at any given time for any one bank, trust company or national banking association) having a combined capital and surplus of at least $300,000,000 (including the Trustee, any Lease Indenture Trustee, any Lessor and any Paying Agent if such conditions are met), or (iv) commercial paper of companies incorporated or doing business under the laws of the United States of America or one of the States thereof (but


#30122041.1
                                        5
not exceeding $15,000,000 in principal amount at any given time for any one company) and in each case having a rating assigned to such commercial paper by Standard & Poor's Corporation or Moody's Investors Service, Inc. (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States of America) equal to the highest rating assigned by such organization, or (v) repurchase agreements fully collateralized by an obligation of the type described in clause
(i) or (iv) above, pursuant to which a bank, trust company or national banking association referred to in clause (iii) above or another financial institution having a net worth of at least $200,000,000 is obligated to repurchase any such obligation not later than 90 days after the purchase of any such obligation.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of any series, means the corporate trust office of the Trustee and such other place or places, if any, where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

                  "Pledged Lessor Note" means any Lessor Note identified in a Schedule to a Series Supplemental Indenture, as such Lessor Note may be amended or supplemented from time to time pursuant to the applicable provisions thereof, of the related Lease Indenture and of this Indenture; "Pledged Lessor Notes" means each and every Pledged Lessor Note.

                    "Pledged Property" has the meaning set forth in the Granting Clauses.

                  "PNM" means Public Service Company of New Mexico, a New Mexico corporation, and, subject to the provisions hereof, its successors and assigns.

                  "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.09 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                  "Principal Instruments" means the Pledged Lessor Notes, the Lease Indentures, the Participation Agreements and the Leases.

                  "Redemption Date" when used with respect to any Security to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" when used with respect to any Security to be redeemed means the price (inclusive of accrued interest) at which it is to be redeemed pursuant to this Indenture and the terms of such Security.

                  "Regular   Record  Date"  for  the  Stated   Maturity  of  any
installment of interest means the 15th day (whether or not a Business Day) next preceding such Stated Maturity.

                  "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee customarily performing corporate trust functions.

                  "Security Register" has the meaning specified in Section 2.08.

                  "Security Registrar" means any Person acting as Security Registrar hereunder pursuant to Section 9.14.


#30122041.1
                                        6

                  "Series Supplemental Indenture" means an indenture supplemental to this Indenture, for the purpose of specifying, in accordance with Article Two hereof, the form of the Securities of any series, and/or for the purpose of subjecting to the Lien of this Indenture the Pledged Lessor Notes related to such series; "Series Supplemental Indentures" means each and every Series Supplemental Indenture.

                  "Sinking Fund" has the meaning specified in Section 7.01.

                  "Special Record Date" for the payment of any defaulted interest means a date fixed by the Trustee pursuant to Section 2.10.

                  "Stated Maturity" when used with respect to any Security or any installment of interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 11.06.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  SECTION 1.012.  Compliance Certificates and Opinions.

                  Upon any application or request by the Company, any Lessor or PNM to the Trustee to take any action under any provision of this Indenture, the Company, such Lessor or PNM, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished; provided that any action which may be taken under any provision of this Indenture by a Lessor may be taken by PNM on behalf of such Lessor pursuant to the agency granted to PNM pursuant to the Participation Agreement unless and until the Trustee has been notified of the revocation of such agency.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


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

                  SECTION 1.013.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company, of any Lessor or of PNM may be based, in so far as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, in so far as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, of any Lessor or of PNM, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company, such Lessor or PNM, respectively, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.014.  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and to PNM. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 9.01) conclusive in favor of the Trustee, the Company and PNM, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer and where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Security.


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

                  SECTION 1.015.  Notices, etc., to Trustee, PNM and Company.

                  Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder, by the Company, by PNM or by an Authorized Agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee, by any Holder, by PNM or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee and PNM by the Company for such purpose, or

                  (3) PNM by the Trustee, by any Holder, by the Company or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to PNM addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee and the Company by PNM for such purpose.

                  SECTION 1.016.  Notices to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

                  SECTION 1.017.  Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control. Notwithstanding the foregoing, the provisions of the TIA contained in Sections 9.08, 9.13 and 10.03 shall not become operative under this Indenture until this Indenture shall have been qualified under the TIA.

                  SECTION 1.018.  Effect of Heading and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.019.  Successors and Assigns.

                  All covenants, agreements, representations and warranties in this Indenture by the Trustee, PNM and the Company shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.


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
                  SECTION 1.10.  Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11.  Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders of Securities, and the Lessors and the Equity Investors as expressly provided herein, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12.  Governing Law.

                  This Indenture and each Security are being executed and delivered in the State of New York, shall be deemed to be contracts made in such State and for all purposes shall be construed in accordance with and governed by the laws of the State of New York.

                  SECTION 1.13.  Legal Holidays.

                  In any case where the Redemption Date or the Stated Maturity of any Security or of any installment of interest, or any date on which any defaulted interest is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest and/or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Redemption Date or at the Stated Maturity, or on the date on which the defaulted interest is proposed to be paid, and no interest shall accrue for the period from and after such Redemption Date or Stated Maturity, or date for the payment of defaulted interest, as the case may be.

                                   ARTICLE II.

                                 THE SECURITIES

                  SECTION 1.001.  Forms Generally.

                  The Securities of each series shall be in the form (not inconsistent with this Indenture) as shall be established in one or more Series Supplemental Indentures, in each case with such appropriate insertions, omissions, substitutions and other variations in and to such form as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution thereof.

                  SECTION 1.002.  Form of Trustee's Authentication.

                  The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                  CHEMICAL BANK
                                   as Trustee

                                  By
                                  ------------------
                                  Authorized Officer

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

                  SECTION  1.003.   Amount   Unlimited;   Issuable   in  Series;
                  Limitations on Issuance.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. Securities may be issued hereunder up to the aggregate principal amount which may be authorized from time to time by the Board of Directors of the Company.

                  The terms of any series of Securities relative to payment of principal thereof, and premium (if any) and interest thereon, need not correspond exactly to the schedule for such payments under the related Pledged Lessor Notes.

                  The Securities may be issued in one or more series. There shall be established in one or more Series Supplemental Indentures, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities) and the form or forms of Securities of such series;

                  (2) any limit upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.07, 2.08, 2.09, 6.06 or 11.07);

                  (3) the date or dates on which the principal of the Securities of such series is payable;

                  (4) the rate or rates at which the Securities of such series shall bear interest, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

                  (5) the place or places where the principal and interest on Securities of such series shall be payable (if other than as provided in Section 5.02);

                  (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

                  (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of such series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of such series shall be issuable;

                  (9) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture); and


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



                  (10) any trustees, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series;

provided, however, that, after giving effect to the issuance of a new series of the Securities and the subjection to the Lien of this Indenture of the related Pledged Lessor Notes, the average of the daily balance of Excess Funds for each fiscal year of the Company shall not exceed 10% of the average of the aggregate principal amount of Securities Outstanding on each day in such fiscal year. For purposes of the foregoing proviso, "Excess Funds" shall mean, for any day, amounts actually paid to the Trustee under the Pledged Lessor Notes in excess of amounts then due and payable in respect of Securities.

                  SECTION 1.004.  Authentication and Delivery of Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall thereupon authenticate and deliver such Securities in accordance with such Company Order, without any further action by the Company. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be entitled to receive, and (subject to Section 9.01) shall be fully protected in relying upon:

                  (1)      an executed Series Supplemental Indenture;

                  (2) an Officers' Certificate of the Company (a) certifying as to resolutions of the Board of Directors of the Company by or pursuant to which the terms of the Securities of such series were established,
         (b) certifying that all conditions precedent under this Indenture to the Trustee's authentication and delivery of such Securities have been complied with and (c) certifying that (x) the terms of the documents referred to in clauses (3) and (4) below are not inconsistent with the terms of this Indenture as then and theretofore supplemented and (y) such documents comply with Exhibit A hereto (if applicable);

                  (3) fully executed counterparts (but not the original thereof) of (a) the Lease Indentures under which were issued the Pledged Lessor Notes relating to such series of Securities and (b) the Leases relating to such Pledged Lessor Notes;

                  (4) the original of the Pledged Lessor Notes relating to such series of Securities;

                  (5) signed copies, either addressed to the Trustee or accompanied by statements that the Trustee may rely on such documents, of all certificates and opinions of counsel delivered to the Company in connection with its purchase pursuant to the applicable participation Agreements of the Pledged Lessor Notes relating to such series of Securities and, to the extent not covered by such opinions, Opinions of Counsel (x) to the effect that: (a) the form or forms and the terms of such Securities have been established by a Series Supplemental Indenture as permitted by Sections 2.01 and 2.03 in conformity with the provisions of this Indenture; (b) such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company; and (c) all laws and requirements in respect of the execution and delivery by the Company of the Securities have been complied with; and (y) covering such other matters as the Trustee may reasonably request; and

                  (6) duly executed Extension Letters relating to the Pledged Lessor Notes;

provided, however, that if a series of Securities is to be authenticated by the Trustee in advance of the actual delivery to the Trustee of the Pledged Lessor Notes relating thereto, (X) the documents described in the foregoing clauses
(2)(c), (3), (4), (5) (other than the opinion described in subclauses (x) and (y)) and (6) need not be delivered in connection with

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

such authentication, but shall be delivered in connection with the release of the proceeds of the sale of such series of Securities in accordance with Sections 2.15 and 13.01 hereof and (Y) the form of the Series Supplemental Indenture shall be appropriately modified to reflect the later delivery and pledge of the related Pledged Lessor Notes.

                  Receipt by the Trustee of the Officer's Certificate referred to in clause (2) above shall be conclusively presumed for all purposes of this Indenture to establish that the Lease Indentures, the Leases and the Pledged Lessor Notes referred to in such certification comply with the requirements of Exhibit A hereto.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Company or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees and/or responsible officers shall determine that such action would expose the Trustee to personal liability.

                  SECTION 1.005.  Form and Denominations.

                  The Securities of each series shall be in registered form and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed or engraved thereon, as may be required to comply with the rules of any securities exchange or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Board of Directors of the Company or by the officers executing such Securities, such determination by said officers to be evidenced by their signing the Securities.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  All Securities of any one series shall be substantially identical except as to denomination and Stated Maturity and except as may otherwise be provided herein or in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

                  SECTION 1.006.  Execution of Securities.

                  The Securities shall be executed on behalf of the Company by its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any such officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at the time such signatures were affixed the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  SECTION 1.007.  Temporary Securities.

                  Pending  the  preparation  of  definitive  Securities  of  any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities of such series which are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such

#30122041.1
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

series at the office or agency of the Company, for such purpose, in the Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of such series of authorized denominations. Until so exchanged such temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  SECTION 1.008.  Registration, Transfer and Exchange.

                  The Trustee shall cause to be kept at the Corporate Trust Office a register in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and of registration of transfers and exchanges of Securities. This register and, if there shall be more than one Security Registrar, the combined registers maintained by all such Security Registrars, are herein sometimes referred to as the "Security Register".

                  Upon surrender for registration of transfer of any Security of any series at the Corporate Trust Office, or at any office or agency maintained for such purpose pursuant to Section 9.14(a), the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and of the same Stated Maturity for principal and interest and of a like aggregate principal amount.

                  At the option of the Holders, Securities of any series may be exchanged for an equal aggregate principal amount of Securities of the same series and of the same Stated Maturity for principal and interest and of any authorized denominations, upon surrender of the Securities to be exchanged at the Corporate Trust Office, or at any office or agency maintained for such purpose pursuant to Section 9.14(a). Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or any other Authenticating Agent shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

                  All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be required of any Securityholders participating in any transfer or exchange of Securities in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 2.07, 6.06 or 11.07 not involving any transfer.

                  The Security Registrar shall not be required (i) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section
6.02 or 7.02 and ending at the close of business on the day of such mailing,  or
(ii) to transfer or exchange any Security so selected for redemption in whole or in part except the unredeemed portion of any Security selected for redemption in part.

                  SECTION   1.009. Mutilated,   Destroyed,   Lost   and   Stolen
                  Securities.

                  If (i) any mutilated Security is surrendered to the Trustee, or the Company, the Security Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company, to the Security Registrar and to the Trustee evidence to their satisfaction of the ownership and authenticity thereof, and such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, to the Security Registrar or to the Trustee that such Security has been acquired by a bona fide

#30122041.1
                                       14
purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company may, upon satisfaction of the conditions set forth in clauses (i) and (ii) of the preceding paragraph, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Security Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 1.10.  Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, at any Stated Maturity of an installment of interest shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, payment of interest on any Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, at any Stated Maturity of an installment of interest shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such defaulted interest may be paid by the Company, at its election in each case, as provided in paragraph (1) or paragraph (2) below:

                  (1) The Company may elect, which election shall be at the direction of any Lessor whose Pledged Lessor Note is in default in respect of the payment of interest and who is proposing to make payment of all or part of such defaulted interest, to make payment of any defaulted interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such defaulted interest, which shall be fixed in the following manner. Such Lessor shall notify the Trustee and the Paying Agent in writing of the amount of defaulted interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time there shall be deposited with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or there shall be made arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted interest as in this paragraph provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company and the Security Registrar of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of a Security of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the

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         Special  Record Date  therefor  having been mailed as  aforesaid,  such defaulted interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following paragraph (2).

                  (2) The Company may make, or cause to be made, payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities in respect of which interest is in default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this paragraph, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security, and each such Security shall bear interest from whatever date shall be necessary so that neither gain nor loss in interest shall result from such transfer, exchange or replacement.

                  SECTION 1.11.  Persons Deemed Owners.

                  Prior to due presentment for registration of transfer, the Person in whose name any Security is registered shall be deemed to be the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 2.10) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, regardless of any notice to anyone to the contrary.

                  SECTION 1.12.  Cancellation.

                  All Securities surrendered for payment, redemption, credit against any Sinking Fund payment or redemption payment, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for cancellation. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless, by Company Request, the Company otherwise directs.

                  SECTION 1.13.  Dating of Securities; Authentication.

                  Each Security of any series shall be dated the date of the original issuance of the Securities of such series by the Company, which date shall be specified by the Company in the Company Order delivered to the Trustee pursuant to Section 2.04 in connection with the original authentication and delivery of the Securities of such series. No Security shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication, in the form provided for herein, executed by the Trustee by the manual signature of one of its Responsible Officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  SECTION 1.14. Source of Payments; Rights and Liabilities of Lessors and Equity Investors.

                  All payments of principal and premium (if any) and interest to be made under the Securities and this Indenture (other than payments made in connection with an optional redemption by a Lessor) shall be made only from assets subject to the lien of this Indenture or the income and proceeds received by the Trustee therefrom. Each Holder, by its acceptance of a Security, agrees that (x) it will look solely to the assets subject to the lien of this Indenture or the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided and (y) none of any Equity Investor, any Lessor, any Lease Indenture Trustee or the Trustee is liable to any Holder or, in the case of any Equity Investor, Lessor and Lease Indenture Trustee, to the Trustee for any amounts payable under any Security or,

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
except as provided herein with respect to the Trustee, for any liability under this Indenture. An Equity Investor, Lessor or Lease Indenture Trustee shall not have any duty or responsibility under this Indenture or the Securities to any Holder or to the Trustee.

                  SECTION 1.15. Sale of Securities; and Application of Proceeds from the Sale of Securities.

                  (a) Promptly upon receipt by the Company of the proceeds from any sale of a series of the Securities, the Company shall deposit such proceeds with the Trustee. The funds so deposited shall be held by the Trustee in a separate account as part of the Pledged Property and shall be invested, applied and distributed by the Trustee as provided herein.

                  (b) Subject to the provisions of Section 13.01, upon the issuance of the Pledged Lessor Notes related to any series of Securities and the delivery thereof to the Trustee to be subjected to the Lien of this Indenture pursuant to a Series Supplemental Indenture, the Trustee shall pay to the Lessor obligated in respect of any such Pledged Lessor Note, out of funds held by the Trustee in such separate account as Pledged Property, an amount equal to the principal amount of such Pledged Lessor Note in respect of which such Lessor is obligated. All payments to be made by the Trustee to any Lessor shall be made in immediately available funds at the respective offices designated by such Lessor.

                                   ARTICLE II.

                        PROVISIONS AS TO PLEDGED PROPERTY

                  SECTION 1.001.  Holding of Pledged Securities.

                  The Trustee is authorized in its discretion to cause to be registered in its name, as Trustee, or in the name of its nominee, any and all coupon bonds which it may receive as part of the Pledged Property, or it may cause the same to be exchanged for registered bonds without coupons of any denomination. The Trustee may cause to be transferred into its name, as Trustee, or into the name of its nominee, any and all registered bonds which it may receive as part of the Pledged Property, or may cause such registered bonds to be exchanged for coupon bonds. All Pledged Lessor Notes assigned to and pledged with the Trustee pursuant to any provision of this Indenture or any Series Supplemental Indenture shall be endorsed in blank for transfer or be accompanied by proper instruments of assignment satisfactory to the Trustee, duly executed by the Company. The Company will deliver promptly to the Trustee such documents, certificates and opinions as the Trustee may reasonably request in connection with subjection of any securities to the Lien of this Indenture to the extent contemplated hereby.

                  SECTION 1.002.  Disposition of Payments on Pledged Property.

                  Unless and until all Outstanding Securities have been paid in full or provision for the payment of such Securities has been made in accordance with this Indenture, the Trustee shall be entitled to receive all principal, premium (if any) and interest paid in respect of any Pledged Lessor Notes and interest paid on bonds or other obligations or indebtedness which may be subject to the lien of this Indenture and shall apply the same to the payment of the principal of, and premium (if any) and interest on, the Securities when and as they become due and payable pursuant to, and in accordance with, this Indenture. The Trustee shall duly note on the Schedules attached to the Pledged Lessor Notes or by other appropriate means all payments of principal, premium, if any, and interest made on the Pledged Lessor Notes.

                  SECTION 1.003. Exercise of Rights and Powers Under Pledged Lessor Notes and Lease Indentures.

                  The Trustee shall not take any action as the holder of the Pledged Lessor Notes to direct any Lease Indenture Trustee in any respect or to vote any Pledged Lessor Note or any portion thereof except as specified in this Section. The Trustee shall give notice to the Securityholders of the occurrence of any Indenture Event of Default or Indenture Default under any Lease Indenture

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

(as defined therein), and of every Event of Loss, Deemed Loss Event, or Special Loss Event occurring under a Lease, but only to the extent the same shall actually be known by an officer in the corporate trustee administration department of the Trustee. The Trustee may, at any time, and shall, upon the request of any Lease Indenture Trustee made to the Trustee to give any direction or to vote its interest in the Pledged Lessor Notes, request from Securityholders directions as to (i) whether or not to direct such Lease Indenture Trustee to take or refrain from taking any action which holders of a Pledged Lessor Note have the option to direct and (ii) how to vote any Pledged Lessor Note if a vote has been called for with respect thereto. In addition, any Securityholder may at any time request the Trustee to direct, or to participate in the direction of, any action under any Lease Indenture to the extent that the Trustee may do so under such Lease Indenture. In directing any action or casting any vote as the holder of a Pledged Lessor Note, the Trustee shall specify to the Lease Indenture Trustee the principal amount of the Pledged Lessor Note which is in favor of the action or vote, the principal amount of the Pledged Lessor Note which is opposed to the action or vote, and the principal amount of the Pledged Lessor Note which is not taking any position for the action or vote. Such principal amounts shall be determined by allocating the total principal amount of the Pledged Lessor Note with respect to which direction was requested in accordance with the principal amount of Securities taking corresponding positions or not taking any position. In addition, the Trustee shall certify to the Lease Indenture Trustee that the principal amounts of Securities taking such corresponding positions or not taking any position was determined in accordance with the provisions of this Indenture.

                  SECTION 1.004.Certain Actions in Case of Judicial Proceedings.

                  In case all or any part of the property of any Lessor or any other Person which may be deemed an obligor in respect of the Pledged Lessor Notes shall be sold at any judicial or other involuntary sale, the Trustee shall receive any portion of the proceeds of such sale accruing on the Pledged Property held hereunder, and such proceeds shall be held as provided in Section 3.05.

                  SECTION 1.005.  Cash Held by Trustee Treated as a Deposit.

                  Any and all cash held by the Trustee under any provision of this Indenture may be treated by the Trustee, until required to be paid out hereunder, as a deposit, in trust, without any liability for interest.

                                   ARTICLE I.

                            WITHDRAWAL OF COLLATERAL.

                  SECTION 1.011.  Withdrawal of Collateral.

                  Except as provided in Section 4.02 and Article Thirteen, none of the Pledged Property shall be subject to withdrawal unless and until all Outstanding Securities have been paid in full or provision for such payment has been made in accordance with the terms of this Indenture and the Trustee shall have received the documents and opinions required by Article Twelve.

                  SECTION 1.012. Reassignment of Pledged Lessor Notes upon Payment.

                  Upon receipt of payment in full of the principal of, and premium (if any) and interest on, any Pledged Lessor Note held by the Trustee, the Trustee shall deliver to the Company said Pledged Lessor Note and any instrument of transfer or assignment necessary to reassign to the Company said Pledged Lessor Note and the interest of the Company (if any) in the Lease Indenture relating thereto; provided that nothing herein contained shall prevent the Trustee from presenting any Pledged Lessor Note to a Lease Indenture Trustee for final payment in accordance with the applicable provisions of the related Lease Indenture.

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
                                   ARTICLE II.

                                    COVENANTS

                  SECTION 1.021. Payment of Principal, Premium (if any) and Interest.
                  The Company will duly and punctually pay, or cause to be paid, the principal of, and premium, if any, and interest on, the Securities in accordance with the terms of the Securities and this Indenture.

                  SECTION 1.022.  Maintenance of Office or Agency.

                  The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of Securities and this Indenture may be served. PNM will give prompt written notice to the Trustee of the location, and of any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such office or agency or the Company or PNM shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

                  SECTION  1.023.  Money  for  Security  Payments  to be Held in
Trust.
                  All moneys deposited with the Trustee or with any Paying Agent for the purpose of paying the principal of or premium, if any, or interest on Securities shall be deposited and held in trust for the benefit of the Holders of the Securities entitled to such principal, premium, if any, or interest, subject to the provisions of this Section. Moneys so deposited and held in trust shall not be a part of the Pledged Property but shall constitute a separate trust fund for the benefit of the Holders of the relevant Securities.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of or premium, if any, or interest on any Security and remaining unclaimed for three years (or such lesser period as may be required by law to give effect to this provision) after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request (to the extent such monies shall have been deposited by the Company) or to any other Person on its request (to the extent such monies shall have been deposited by such other Person); and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or such other Person, to the extent such monies shall have been paid to the Company or such other Person, as the case may be, for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company or, to the extent such monies are to be paid to another Person, such other Person cause to be mailed to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company or such other Person.

                  SECTION 1.024.  Maintenance of Corporate Existence.

                  The Company, at its own cost and expense, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as otherwise specifically


#30122041.1
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

permitted in this Indenture; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Securityholders.

                  SECTION 1.025.  Protection of Pledged Property.

                  The Company and PNM will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments necessary to

                           (i) grant more  effectively all or any portion of the
                  Pledged Property,

                           (ii) maintain or preserve the lien of this  Indenture
                  or carry out more effectively the purposes hereof,

                           (iii) perfect, publish notice of, or protect the validity of, any grant made or to be made by this Indenture,

                           (iv)  enforce any of the Securities, or

                           (v) preserve and defend  title to any  Securities  or
                  other instrument included in the Pledged Property and the rights of the Trustee, and of the Securityholders, in such Securities or other instrument against the claims of all persons and parties.

The Company hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section.

                  SECTION 1.026.  Opinions as to Pledged Property.

                  Promptly after the execution and delivery of this Indenture and of each Series Supplemental Indenture or other supplemental indenture or other instrument of further assurance, the Company shall furnish to the Trustee an Opinion of Counsel stating that, in the opinion of such Counsel, this Indenture and all such Series Supplemental Indentures, other supplemental indentures and other instruments of further assurance have been properly recorded, registered and filed to the extent necessary to make effective the lien intended to be created by this Indenture, and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Securityholders and the Trustee, or stating that, in the opinion of such Counsel, no such action is necessary to make such lien effective.

                  On or before May 1, in each calendar year, beginning with the first calendar year commencing more than three months after the date of authentication and delivery of any Securities, the Company shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any Series Supplemental Indenture and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture with respect to the Pledged Property and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any Series Supplemental Indenture and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture with respect to the Pledged Property until May 1 in the following calendar year.



#30122041.1
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

                  SECTION 1.027.  Performance of Obligations

                  (a) Neither the Company nor PNM will take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any instrument included in the Pledged Property, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in this Indenture.

                  (b) PNM will fully perform all of its obligations under the Leases.

                  SECTION 1.028.  Negative Covenants

                  During  such  time  as  any  Security   issued   hereunder  is
Outstanding, the Company will not:

                           (i) sell, transfer,  exchange or otherwise dispose of
                  any portion of the Pledged Property except as expressly permitted by this Indenture;

                           (ii) engage in any business or activity other than in
                  connection with, or relating to, the issuance of Securities pursuant to this Indenture or amend Article Third, Fourth or Sixth of its Certificate of Incorporation as in effect on the date of execution and delivery of this Indenture, without, in each case, the consent of the Holders of not less than 66 2/3% of the aggregate principal amount of the Securities then Outstanding; notwithstanding the foregoing, however, the Company may, with respect to one or more series of Securities (or one or more Stated Maturities within any series), enter into credit or liquidity support facilities (including, but without limitation, bank letters of credit, bank lines of credit and bonds of insurance) and may engage in interest rate swaps;

                           (iii) issue bonds, notes or other evidences of indebtedness other than (i) Securities issued hereunder or
                  (ii) bonds, notes or other evidences of indebtedness secured by a pledge of Securities issued hereunder or evidencing indebtedness permitted by clause (ii) above;

                           (iv) incur,  assume or guaranty any  indebtedness  of
                  any Person;

                           (v)  dissolve or liquidate in whole or in part;

                           (vi) take any action which would (1) permit the validity or effectiveness of this Indenture or any grant of any of the Pledged Property to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenant or obligation under this Indenture, (2) permit any Lien, charge, security, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Property or any part thereof or any interest therein or the proceeds thereof, or (3) permit the Lien of this Indenture not to constitute a valid first priority security interest in the Pledged Property; or

                           (vii) institute any proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable Federal or state law or law of the District of Columbia, or consent to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any substantial part of its property, or make an assignment for

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
                  the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of the foregoing.

                  SECTION 1.029.  Administration of Principal Instruments.

                   (a) Without the consent of the Holders of a majority in principal amount of Outstanding Securities (or, in the case of Changes to a Support Facility, the series (or the Stated Maturity Dates within a series) of outstanding Securities benefiting from such Support Facility), the Trustee shall not consent to any Change in any Principal Instrument; provided, however, that the Trustee may consent to any Change in any Principal Instrument if such Change is permitted by subsection (b) of this Section 5.09.

                  (b)  Subject  to the  provisions  of  subsection  (c) of  this
Section 5.09, the Trustee may consent to any Change in any Principal Instrument if such Change is:

                  (1) to cure any ambiguity, to correct or supplement any provision in such Principal Instrument which may be defective or inconsistent with any other provision in such Principal Instrument or any related Principal Instrument, or to make any other provisions with respect to matters arising under any such Principal Instrument, provided, in each instance, that such action shall not materially adversely affect the interests of Holders of Securities; or

                  (2) to add to the covenants and agreements of the parties to such Principal Instrument other covenants and agreements hereafter to be observed by any such party, or to surrender any right or power therein reserved to or conferred upon the Company; or

                  (3) to amend or supplement such Principal Instrument, or to give any consent or grant any waiver thereunder, so long as thereafter such Principal Instrument will comply with the requirements (if any) of Exhibit A hereto; provided that such action does not materially adversely affect the interests of Holders of Securities; or

                  (4) in any other manner not inconsistent with Exhibit A hereto; provided that such action does not materially adversely affect the interests of Holders of Securities; or

                  (5) Change in the Lease permitted by applicable provisions of the related Lease Indenture; or

                  (6) to describe more fully and to amplify or correct the description of any property or rights assigned or pledged by such Principal Instrument or intended so to be, or to assign, pledge, mortgage or grant a security interest in any additional property, rights and interests, subject to such liens, restrictions or other encumbrances, if any, as shall be therein specifically described; or

                  (7) in the case of a Lease Indenture, to enable the Lease Indenture Trustee thereunder to confer upon holders of Pledged Lessor Notes any additional rights, remedies, powers or authorities that may lawfully be granted or conferred upon such holders; or

                  (8) to evidence the appointment of a separate or co-Lease Indenture Trustee or the succession of a new Lease Indenture Trustee; or

                  (9) to evidence the succession of or assumption by a successor or assignee Lessee under the Leases and the Participation Agreements or to evidence the succession of a new Lessor or Owner Trustee under any Principal Document to which it is a party; or


#30122041.1
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

                  (10) permitted by the terms of such Principal Instrument to be made without the consent of or notice to the holders of the related Pledged Lessor Notes; or

                  (11) to provide for the issuance of Lessor Notes in addition to the Pledged Lessor Notes relating to such Principal Instruments in accordance with the applicable provisions of the related Principal Instruments.

                  (c) No Change with respect to a Principal Instrument, whether effected pursuant to subsection (a) or pursuant to subsection (b) of this
Section 5.09, and anything in such subsections or elsewhere in this Indenture to the contrary notwithstanding, shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (1) except as provided in any Lease, change such Lease in such a way as to change the timing or reduce the amount of any Lease Payment, or otherwise to release, except as provided in such Lease, PNM from its obligation under such Lease in respect of payment of Lease Payments; or

                  (2) modify, amend or supplement the Participation Agreements in such a way as to, or give any consent, waiver, authorization or approval which would, release any Equity Investor from its payment obligations contained in said Participation Agreements.

                  (d) Except during the continuance of an Event of Default hereunder, upon request of the Company or PNM, the Trustee shall consent to any Change described in this Section 5.09, and shall execute any instrument requested by the Company or PNM, as the case may be, for the purpose of confirming such consent, but only upon receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel of the Company or PNM, as the case may be, each stating that such Change is authorized by this Indenture and that execution of such instrument is appropriate to confirm such consent, unless such Change adversely affects the Trustee's rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, in its discretion, but shall not be obligated to, give such consent and the Trustee shall be fully protected in relying on such Officers' Certificate and Opinion of Counsel.

                  SECTION 1.10.  Annual Statement as to Compliance.

                  (a) PNM and the Company each will deliver to the Trustee, on or before 120 days after the end of each of its fiscal years, a written statement (which need not comply with Section 1.02) signed by its President or one of its Vice Presidents and by its Treasurer or one of its Assistance Treasurers or its Comptroller or one of its Assistant Comptrollers, stating, as to each signer thereof, that

                  (1) a review of the activities of PNM or the Company, as the case may be, required during such year of PNM or the Company, as the case may be, under this Indenture has been made under his supervision; and

                  (2) to the best of his knowledge, based on such review, PNM or the Company, as the case may be, has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                  (b) PNM and the Company each will deliver to the Trustee, promptly after having obtained knowledge thereof, but in no event later than five days thereafter, written notice of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 8.01.


#30122041.1
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
                                   ARTICLE II.

                            REDEMPTION OF SECURITIES

                  The provisions of this Article Six shall be applicable to the Securities of any series which are redeemable before their Stated Maturity of principal except as otherwise provided in such Securities or the Series Supplemental Indenture with respect thereto as contemplated by Section 2.03.

                  SECTION 1.001.  Notice to Trustee of Redemption.

                  In case of any redemption of any Securities of any series otherwise than through the operation of an applicable Sinking Fund, the Company shall, at least 45 days prior to the scheduled Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

                  SECTION 1.002. Selection by Trustee of Securities to be Redeemed.

                  If fewer than all the Securities of any series are to be redeemed, other than through the operation of an applicable Sinking Fund, the particular Securities of such series to be redeemed shall be selected following receipt by the Trustee of the notice required by Section 6.01, but not more than 60 days prior to the Redemption Date, by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of any denomination larger than $1,000; provided, however, that for purposes of selecting Securities of any series for redemption pursuant to this Section, Securities of such series shall be redeemed from each Stated Maturity of principal of Securities of such series as nearly as practicable in the proportion that the aggregate principal amount of Securities of such series of such Stated Maturity of principal Outstanding immediately prior to the Redemption Date shall bear to the aggregate principal amount of Securities of such series of all Stated Maturities of principal then Outstanding, in each case taking into account in the determination of Securities Outstanding the Securities of such series subject to such redemption; provided further, however, that when Securities are being redeemed pursuant to any applicable optional (rather than mandatory) redemption provisions, the Securities to be redeemed shall be selected solely from the Securities of the series and of the Stated Maturity of principal in respect of which a Company Order has been received. If Securities are to be selected for any redemption pursuant to this Section, the Trustee may make such adjustments as it shall deem necessary so that the principal amount of Securities redeemed shall be $1,000 or an integral multiple thereof, such adjustments to be made by the Trustee in such manner as the Trustee in its sole discretion deems appropriate.

                  The Trustee shall promptly notify the Company, PNM, the Security Registrar and the Paying Agent in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

                  SECTION 1.003.  Notice of Redemption.

                  Notice of redemption (including redemption through the operation of any applicable Sinking Fund) shall be given by first-class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. All notices of redemption shall state:


#30122041.1
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

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if fewer than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities, including the series and the Stated Maturity of principal of such Securities, to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest thereon shall cease to accrue from and after said date,

                  (5) the place where such Securities are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is through the operation of a Sinking Fund, if such is the case.

                  Notice of redemption of Securities to be redeemed shall be given by the Trustee in the name of the Company.

                  SECTION 1.004.  Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit, or cause to be deposited, with the Paying Agent an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

                  SECTION 1.005.  Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the corporate trust office of the Paying Agent (or, if such office is not in the Borough of Manhattan, the City of New York, at either such office or an office to be maintained in such Borough) at the Redemption Price therein specified and from and after such date (unless there shall be a default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with said notice, such Securities shall be paid at the Redemption Price, exclusive, however, of installments of interest maturing on or prior to the Redemption Date, payment of which shall have been made or duly provided for to the Holders of such Securities registered as such on the relevant Record Dates, or otherwise, according to their terms and the provisions of Section 2.10.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, continue to bear interest from the Redemption Date at the rate borne by the Security in respect of overdue payments.

                  SECTION 1.006.  Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at the corporate trust office of the Paying Agent (or, if such office is not in the Borough of Manhattan, the City of New York, at either such office or an office to be maintained in such Borough) (with due endorsement by, or a written instrument of transfer in form satisfactory to the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Paying Agent for delivery to the Holder of such Security a new Security or Securities of the same series and the same Stated Maturity of principal, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

#30122041.1
                                       25

                                   ARTICLE I.

                                  SINKING FUNDS

                  SECTION 1.011.  Sinking Funds for Securities.

                  [(a)] The amount of any sinking fund payment provided for by the terms of Securities of any series (and any Stated Maturity of principal within a series) is herein referred to as a "Sinking Fund", and the date on which a Sinking Fund payment is to be made is herein referred to as a "Sinking Fund Date." Each such Sinking Fund payment shall be applied to the redemption of Securities of the appropriate series and the appropriate Stated Maturity of principal on the appropriate Sinking Fund Date.

                  [(b)] In the event that there shall have been any partial redemption of a series of Securities (other than pursuant to an applicable Sinking Fund), the amount of each applicable Sinking Fund payment of a particular Stated Maturity of principal within such series subsequent to such redemption shall be reduced by an amount equal to the amount obtained by (i) multiplying the amount of such Sinking Fund payment with respect to such Stated Maturity of principal as in effect prior to such redemption by a fraction of which the numerator shall be the aggregate principal amount of Securities of such Stated Maturity of such series redeemed pursuant to such partial redemption, and the denominator shall be the aggregate principal amount of Securities of such Stated Maturity of such series Outstanding immediately prior to such redemption, and (ii) rounding the amount indicated in (i) to the nearest $1,000, subject to necessary adjustment so that the total amount of such reduction is equal to the total principal amount of Securities redeemed pursuant to such partial redemption, such adjustment to be made by the Trustee in such manner as the Trustee in its sole discretion deems appropriate.

                  [(c)] Pursuant to the Series 1986A Series Supplemental Indenture dated as of July 15, 1986 (the Series 1986A Supplement), the Company issued a series of Securities designated "Lease Obligation Bonds Series 1986A" (the Series A Bonds), of which, on June 1, 1994 two Stated Maturities of principal remain outstanding: July 15, 1996 and January 15, 2014. Paragraph (b) of Section 7.01 of the Original Indenture to the contrary notwithstanding, in the event that there shall have been any partial redemption of Series A Bonds of a particular Stated Maturity of principal (other than pursuant to the Sinking
Fund), the Sinking Fund payments thereafter to be made with respect to such Series A Bonds shall be adjusted as follows. The Company shall first identify all related Pledged Lessor Notes (as defined in Article II of Series 1986A Supplement and identified in Schedule 2 thereto) having the same maturity as the Series A Bonds of such particular Stated Maturity of principal redeemed, if any, which are outstanding following such redemption; provided, however, that for purposes of this Section 7.01(c), any such Pledged Lessor Notes with a maturity subsequent to January 15, 2010 shall be deemed to have a maturity of January 15, 2014. Having identified all such outstanding Pledged Lessor Notes (the Outstanding Notes), the Company shall determine the dates on which the principal of such Outstanding Notes is to be amortized (the Scheduled Amortization Dates). The amount of the Sinking Fund payment scheduled to be made on each Sinking Fund Date subsequent to the date of such partial redemption shall then be adjusted to equal the aggregate principal amount of all Outstanding Notes scheduled to be amortized on the Scheduled Amortization Date corresponding to such Sinking Fund Date. All such adjustments in respect of Sinking Fund payments on a Sinking Fund Date shall be rounded to the nearest $1,000, and shall be subject to necessary further adjustment so that the total amount of such reduction is at least equal to the total principal amount of Series A Bonds redeemed pursuant to such partial redemption. Having made the calculations required by the preceding two sentences, the Company shall deliver to the Trustee a Company Request not later than 30 days following any partial redemption of Series A Bonds (other than pursuant to the Sinking Fund), setting forth (x) the schedules of principal amortization of all related Outstanding Notes having the same maturity as the Stated Maturity of principal of the Series A Bonds redeemed and (y) a revised schedule of Sinking Fund payments applicable to Series A Bonds having the same Stated Maturity of principal as the Series A Bonds redeemed. The Trustee may rely on such Company Request and shall have no duty with respect to the adjustments set forth therein other than to make them available for inspection by a Holder of Series A Bonds at the Corporate Trust Office uponreasonable notice.]2

#30122041.1
                                       26

                  SECTION 1.012. Selection by Trustee of Securities to be Redeemed Through Operation of Sinking Fund.

                  In the case of Securities to be redeemed through operation of the Sinking Fund, the particular Securities to be redeemed shall be selected no more than 60 days nor less than 30 days prior to the Redemption Date by the Trustee from the outstanding Securities of the same series and of the same Stated Maturity of principal not previously called for redemption by prorating, as nearly as may be, the principal amount of Securities to be redeemed among the Holders of Securities of the same series and of the same Stated Maturity of principal registered in their respective names. In any proration pursuant to this Section, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper so that the principal amount of Securities so prorated shall be $1,000 or an integral multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any Holder on the basis of exact proportion by an amount not exceeding $1,000. The Trustee in its discretion may determine the particular Securities of a Stated Maturity of principal registered in the name of any Holder which are to be redeemed, in whole or in part.

                  Notwithstanding the provisions of the preceding paragraph, if, at the time of any such selection, there shall be any Holders of less than $1,000,000 aggregate principal amount of Outstanding Securities of the series and of the Stated Maturity of principal to be so redeemed, the selection of the particular Securities to be so redeemed shall be made in the following manner:

                  (a) the Trustee shall first prorate the principal amount of Securities of such series and of such Stated Maturity to be so redeemed between
(i) Holders of Securities in aggregate principal amounts of $1,000,000 or more and (ii) Holders of Securities in aggregate principal amounts of less than $1,000,000; such proration to be effected in accordance with the respective aggregate principal amounts of such Securities held by the Holders referred to in the foregoing items (i) and (ii), respectively;

                  (b) the Trustee shall then select for redemption in the manner hereinabove in the first paragraph of this Section 7.02 provided, from the Securities of such series and Stated Maturity held by the Holders referred to in item (i) of clause (a) above, particular Securities (or portions thereof) in the principal amount prorated to such Holders pursuant to said clause (a); and

                  (c) the Trustee shall then select for redemption in the manner provided in Section 6.02 hereof, from the Securities of such series and Stated Maturity held by the Holders referred to in item (ii) of said clause (a), particular Securities (or portions thereof) in the principal amount prorated to such Holders pursuant to said clause (a);

provided, however, in any such prorating pursuant to this paragraph the Trustee may, according to such method as it shall deem proper in its discretion, make such adjustments by increasing or decreasing by not more than $1,000 the amount which would be allocable on the basis of an exact proportion, as may be necessary to the end that the principal amount so prorated shall be in each instance an integral multiple of $1,000.

--------
     2  Bracketed language added by 1994 Supplemental Indenture.  See Exhibit F.


#30122041.1
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

                                   ARTICLE II.

                           EVENTS OF DEFAULT; REMEDIES

                  SECTION 1.021.  Events of Default.

                   "Events of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to a judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of ten (10) days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security at its Stated Maturity, or upon call for redemption or otherwise, and continuance of such default for a period of ten (10) days; or

                  (3) default in the making of any Sinking Fund payment, and continuance of such default for a period of ten (10) days; or

                  (4) default in the performance, or breach, of any covenant of PNM or the Company contained herein and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to PNM and the Company by the Trustee, or to PNM, the Company and the Trustee by the Holders of at least 25% in principal amount of Outstanding Securities, a written notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the occurrence of an "Indenture Event of Default" under any Lease Indenture and the declaration as a result thereof that any Pledged Lessor Note is due and payable; or

                  (6) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law or law of the District of Columbia, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (7) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable Federal or state law or law of the District of Columbia, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.


#30122041.1
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
                  SECTION  1.022.  Acceleration  of  Maturity;   Rescission  and
Annulment.

                  Upon the occurrence of an Event of Default, (i) if such Event of Default is one referred to in clause (1), (2), (3), (4), (6) or (7) of
Section 8.01, the Trustee may, and upon the direction of the Holders of not less than 25% in principal amount of the Securities Outstanding shall, and (ii) if such Event of Default is the one referred to in clause (5) of Section 8.01 (including without limitation an event of default under any Lease which has resulted in an Event of Default referred to in clause (1), (2), or (3) of
Section 8.01), the Trustee shall, declare the principal of all the Securities to be due and payable immediately, by a notice in writing to PNM and the Company, and upon any such declaration such principal shall become immediately due and payable; provided that no such declaration shall be made (and no action under Section 8.03 or 8.05 shall be taken) in cases in which the Event of Default is one referred to in clause (1), (2), or (3) of Section 8.01 which resulted directly from a failure of PNM to make any payment of rent under any Lease until such time as the Lessor under such Lease has been given the opportunity to exercise its rights, if any, under provisions of the related Lease Indenture analogous to Section 6.8 of the Lease Indentures dated as of December 16, 1985.

                  At any time after such a declaration of acceleration has been made and before any sale of the Pledged Property, or any part thereof, shall have been made pursuant to any power of sale as hereinafter in this Article; provided, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) there shall have been paid to or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on all Securities,

                           (B) the  principal of (and  premium,  if any, on) any
                  Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the respective rates provided in the Securities for late payments of principal or premium,

                           (C) to the extent  that  payment of such  interest is
                  lawful, interest upon overdue installments of interest at the respective rates provided in the Securities for late payments of interest, and

                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default,  other than the  non-payment of the
         principal  of   Securities   which  have  become  due  solely  by  such
         acceleration, have been cured or waived as provided in Section 8.08.

No such rescission shall affect any subsequent default or impair any right consequent thereon. [and no such annulment shall take place unless all declarations of acceleration of all Pledged Lessor Notes theretofore given have also been annulled in accordance with the terms of the applicable Lease Indentures.]3

                  [Notwithstanding anything in this Section to the contrary, the Trustee shall rescind any acceleration of maturity of the principal of and interest on the Securities as a consequence of an Event of Default which resulted from an event of default under any Lease and which resulted in a declaration of acceleration of the Pledged Lessor Notes issued under the related Lease Indenture, if the declaration of acceleration of such Pledged Lessor Notes has been rescinded in accordance with the terms of such Lease Indenture and the conditions set forth in paragraphs (1) and (2) of this Section have been met.]4
--------
     3 This language was deleted by paragraph (b)(ii) of Article III of the 1986A Bond Supplemental Indenture. See Exhibit B.

     4 This paragraph was deleted in its entirety by paragraph (b)(i) of Artcile III to the 1986A Bond Supplemental Indenture. See Exhibit B.

#30122041.1
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

                  SECTION 1.023. Trustee's Power of Sale of Pledged Property; Notice Required; Power to Bring Suit.

                  If an Event of Default shall have occurred and be continuing, subject to the provisions of Sections 8.06 and 8.07 and the proviso to the first paragraph of Section 8.02, the Trustee, by such officer or agent as it may appoint, may:

                  (1) sell, to the extent permitted by law, without recourse, for cash, or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Trustee in its discretion may determine, the Pledged Property as an entirety, or in any such portions as the Holders of a majority in aggregate principal amount of the Securities then Outstanding shall request by an Act of Securityholders, or, in the absence of such request, as the Trustee in its discretion shall deem expedient in the interest of the Securityholders, at public or private sale; and/or

                  (2) proceed by one or more suits, actions or proceedings at law or in equity or otherwise or by any other appropriate remedy, to enforce payment of the Securities or Pledged Lessor Notes, or to foreclose this Indenture or to sell the Pledged Property under a judgment or decree of a court or courts of competent jurisdiction, or by the enforcement of any such other appropriate legal or equitable remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of its rights or powers or any of the rights or powers of the Securityholders.

                  In the event that the Trustee shall deem it advisable to sell any of or all the Pledged Property in accordance with the provisions of this Section, PNM and the Company agree that if registration of any such Pledged Property shall be required, in the opinion of counsel for the Trustee, under the Securities Act of 1933 or other applicable law, and regulations promulgated thereunder, and if PNM shall not effect, or cause to be effected, such registration promptly, the Trustee may sell any such Pledged Property at a private sale, and no Person shall attempt to maintain that the prices at which such Pledged Property is sold are inadequate by reason of the failure to sell at public sale, or hold the Trustee liable therefor.

                  SECTION 1.024.  Incidents of Sale of Pledged Property.

                  Upon any sale of all or any part of the Pledged Property made either under the power of sale given under this Indenture or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Indenture, the following shall be applicable:

                  (1) Securities Due and Payable. The principal of, and premium, if any, and accrued interest on, the Securities, if not previously due, shall immediately become and be due and payable.

                  (2) Trustee Appointed Attorney of Company to Make Conveyances. The Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment, transfer or conveyance of the property thus sold; and for that purpose the Trustee may execute all such documents and instruments and may substitute one or more persons with like power; and the Company hereby ratifies and confirms all that its said attorneys, or such substitute or substitutes, shall lawfully do by virtue hereof.



#30122041.1
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

                  (3) Company to Confirm Sales and Conveyances. If so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment, conveyance or transfer and releases as may be designated in any such request.

                  (4) Securityholders and Trustee May Purchase Pledged Property. Any Securityholder or the Trustee may bid for and purchase any of the Pledged Property, and upon compliance with the terms of sale, may hold, retain, possess and dispose of such Pledged Property in his or its own absolute right without further accountability.

                  (5) Purchaser at Sale May Apply Securities to Purchase Price. Any purchaser at any such sale may, in paying the purchase price, deliver any of the Securities then Outstanding in lieu of cash and apply to the purchase price the amount which shall, upon distribution of the net proceeds of such sale, after application to the costs of the action and any other sums which the Trustee is authorized to deduct under this Indenture, be payable on such Securities so delivered in respect of principal, premium, if any, and interest. In case the amount so payable on such Securities shall be less than the amount due thereon, duly executed and authenticated Securities shall be delivered in exchange therefor to the Holder thereof for the balance of the amount due on such Securities so delivered by such Holder.

                  (6) Receipt of Trustee Shall Discharge Purchaser. The receipt of the Trustee or of the officer making such sale under judicial proceedings shall be a sufficient discharge to any purchaser for his purchase money, and, after paying such Purchase money and receiving such receipt, such purchaser or his personal representative or assigns shall not be obliged to see to the application of such purchase money, or be in any way answerable or any loss, misapplication or non-application thereof.

                  (7) Sale To Divest Rights of Company in Property Sold. Any such sale shall operate to divest the Company of all right, title, interest, claim and demand whatsoever, either at law or in equity otherwise, in and to the Pledged Property so sold, and shall be a perpetual bar both at law and in equity or otherwise against the Company, and its successors and assigns, and any and all persons claiming or who may claim the Pledged Property sold or any part hereof from, through or under the Company, or its successors and assigns.

                  (8) Application of Moneys Received upon Sale. Any moneys collected by the Trustee upon any sale made either under the power of sale given by this Indenture or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Indenture, shall be applied as provided in Section 8.12.

                  SECTION 1.025.  Judicial Proceedings Instituted by Trustee

                  [ (a) Trustee May Bring Suit. If there shall be a failure to make payment of the principal of any Security at its Stated Maturity or upon declaration of acceleration, call for redemption or otherwise, or of any Sinking Fund payment when due and payable by the terms hereof or of such Security, or if there shall be a failure to pay the premium, if any, or interest on any Security when the same becomes due and payable, then the Trustee, if any such failure shall continue for 15 days, in its own name, and as trustee of an express trust, shall be entitled, and empowered subject to the proviso to the first paragraph of Section 8.02 to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on the Securities, and may prosecute any such claim or proceeding to judgment or final decree, and may enforce any such judgment or final decree and collect the moneys adjudged or decreed to be payable in any manner provided by law, whether before or after or during the pendency of any proceedings for the enforcement of the Lien of this Indenture, or of any of the Trustee's rights or the rights of the Securityholders under this Indenture, and such power of the Trustee shall not be affected by any sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or for the foreclosure of the lien hereof.


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

                  (b) Trustee May Recover Unpaid Indebtedness after Sale of Pledged Property. In the case of a sale of the Pledged Property and of the application of the proceeds of such sale to the payment of the indebtedness secured by this Indenture, the Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise, to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Securities, for the benefit of the Holders thereof, and upon any other portion of the indebtedness remaining unpaid, with interest at the rates specified in the respective Securities on the overdue principal of and premium, if any, and (to the extent that payment of such interest is legally enforceable) on the overdue installments of interest.

                  (c) Recovery of Judgment Does Not Affect Lien of this Indenture or Other Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Pledged Property, or upon any other property, shall in any manner or to any extent affect the Lien of this Indenture upon any of the Pledged Property, or any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Securityholders, but all such liens, rights, powers and remedies shall continue unimpaired as before.

                  (d) Trustee May File Proofs of Claim; Appointment of Trustee as Attorney-in-Fact in Judicial Proceedings. The Trustee in its own name, or as trustee of an express trust, or as attorney-in-fact for the Securityholders, or in any one or more of such capacities (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand for the payment of overdue principal, premium (if any) or interest), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Securityholders (whether such claims be based upon the provisions of the Securities or of this Indenture) allowed in any equity, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to the Company or any obligor on the Securities (within the meaning of the TIA), the creditors of the Company or any such obligor, the Pledged Property or any other property of the Company or any such obligor and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Securityholders, with authority to (i) make and file in the respective names of the Securityholders (subject to deduction from any such claims of the amounts of any claims filed by any of the Securityholders themselves), any claim, proof of claim or amendment thereof, debt, proof of debt or amendment thereof, petition or other document in any such proceedings and to receive payment of any amounts distributable on account thereof, (ii) execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Securityholders, as may be necessary or advisable in order to have the respective claims of the Trustee and of the Securityholders against the Company or any such obligor, the Pledged Property or any other property of the Company or any such obligor allowed in any such proceeding and (iii) receive payment of or on account of such claims and debt; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Securityholder. Any moneys collected by the Trustee under this Section shall be applied as provided in Section 8.12.

                  (e) Trustee Need Not Have Possession of Securities. All rights of action and of asserting claims under this Indenture or under any of the Securities enforceable by the Trustee may be enforced by the Trustee without possession of any of such Securities or the production thereof at the trial or other proceedings relative thereto.

                  (f) Suit To Be Brought for Ratable Benefit of Securityholders. Any suit, action or other proceeding at law, in equity or otherwise which shall be instituted by the Trustee under any of the provisions of this Indenture shall be for the equal, ratable and common benefit of all the Securityholders, subject to the provisions of this Indenture.


#30122041.1
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

                  (g) Trustee May Be Restored to Former Position and Rights in Certain Circumstances. In case the Trustee shall have proceeded to enforce any right under this Indenture by suit, foreclosure or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then in every such case, PNM, the Company and the Trustee shall be restored without further act to their respective former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as though no such proceedings had been taken.
                  SECTION 1.026. Securityholders May Demand Enforcement of Rights by Trustee.

                  If an Event of Default shall have occurred and shall be continuing, the Trustee shall, upon the written request of the Holders of a majority in aggregate principal amount of the Securities then Outstanding and upon the offering of indemnity as provided in Section 9.03(e), but subject in all cases to the provisions of Section 3.03 and the proviso to the first paragraph of Section 8.02, proceed to institute one or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal of, or premium, if any, or interest on, the Securities or Pledged Lessor Notes or to foreclose this Indenture or to sell the Pledged Property under a judgment or decree of a court or courts of competent jurisdiction or under the power of sale herein granted, or take such other appropriate legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights or powers of the Trustee or the Securityholders, or, in case such Securityholders shall have requested a specific method of enforcement permitted hereunder, in the manner requested, provided that such action shall not be otherwise than in accordance with law and the provisions of this Indenture, and the Trustee, subject to such indemnity provisions, shall have the right to decline to follow any such request if the Trustee in good faith shall determine that the suit, proceeding or exercise of the remedy so requested would involve the Trustee in personal liability or expense.

                  SECTION 1.027.  Control by Securityholders.

                  The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 1.028.  Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except that only the Holders of all Securities affected thereby may waive a default

                  (1) in the payment of the principal of (or premium, if any) or interest on such Securities,

         or

                  (2) in respect of a covenant or provision hereof which under Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


#30122041.1
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

                  SECTION 1.029. Securityholder May Not Bring Suit Except under Certain Conditions.

                  A Securityholder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the foreclosure of this Indenture, for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

                  (1) such Securityholder previously shall have given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 9.03(e);

                  (3) the Trustee shall have refused or neglected to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity; and

                  (4) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of outstanding Securities.

                  It is understood and intended that no one or more of the Securityholders shall have any right in any manner whatever hereunder or under the Securities to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of this Indenture on any property subject thereto or the rights of the Holders of any other Securities, (ii) obtain or seek to obtain priority or preference over any other such Holder or (iii) enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all the Securityholders subject to the provisions of this Indenture.

                  SECTION 1.10.  Undertaking To Pay Court Costs.

                  All parties to this Indenture, and each Securityholder by his acceptance of a Security, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Indenture, or in any suit, action or proceeding against the Trustee for any action taken or omitted by it as Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to (a) any suit, action or proceeding instituted by the Trustee,
(b) any suit, action or proceeding instituted by any Securityholder or group of Securityholders holding in the aggregate more than 10% in aggregate principal amount of the Securities then Outstanding or (c) any suit, action or proceeding instituted by any Securityholder for the enforcement of the payment of the principal of, or premium, if any, or interest on, any of the Securities, on or after the respective due dates expressed therein.

                  SECTION 1.11. Right of Securityholders To Receive Payment Not To Be Impaired.

                  Anything in this Indenture to the contrary notwithstanding, the right of any Holder of any Security to receive payment of the principal of, and premium, if any, and interest on, such Security, on or after the respective due dates expressed in such Security (or, in case of redemption, on the Redemption Date fixed for such Security), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 1.12.  Application of Moneys Collected by Trustee.

                  Any moneys collected or to be applied by the Trustee pursuant to this Article, together with any other moneys which may then be held by the Trustee under any of the provisions of this Indenture as security for the Securities

#30122041.1
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

(other than moneys at the time required to be held for the payment of specific Securities at their Stated Maturities or at a time fixed for the redemption thereof) shall be applied in the following order from time to time, on the date or dates fixed by the Trustee and, in the case of a distribution of such moneys on account of principal, premium, if any, or interest, upon presentation of the several Outstanding Securities, and stamping thereon of payment, if only partially paid, and upon surrender thereof, if fully paid:

                  FIRST: to the payment of all taxes, assessments or liens prior to the Lien of this Indenture, except those subject to which any sale shall have been made, all reasonable costs and expenses of collection, including the reasonable costs and expenses of handling the Pledged Property and of any sale thereof pursuant to the provisions of this Article and of the enforcement of any remedies hereunder or under any Lease Indenture, and to the payment of all amounts due the Trustee or any predecessor Trustee under Section 9.07, or through the Trustee by any Securityholder or Securityholders;

                  SECOND: in case the principal of the Securities or any of them shall not have become due, to the payment of any interest in default, in the order of the maturity of the installments of such interest, with interest at the rates specified in the respective Securities in respect of overdue payments (to the extent that payment of such interest shall be legally enforceable) on the overdue installments thereof;

                  THIRD: in case the principal of any of but not all the Securities shall have become due at their Stated Maturities, upon redemption or otherwise, first to the payment of accrued interest in the order of the maturity of the installments thereof with interest at the respective rates specified in the Securities in respect of payments on overdue principal, premium, if any, and (to the extent that payment of such interest shall be legally enforceable) on overdue installments of interest, and next to the payment of the principal of all Securities then due;

                  FOURTH: in case the principal of all the Securities shall have become due at their Stated Maturities, by declaration, upon redemption or otherwise, to the payment of the whole amount then due and unpaid upon the Securities then Outstanding for principal, premium, if any, and interest, together with interest at the respective rates specified in the Securities in respect of overdue payments on principal, premium, if any, and (to the extent that payment of such interest shall be legally enforceable) on overdue installments of interest, and, in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid, then to the payment of such principal, premium, if any, and interest ratably, without discrimination or preference; and

                  FIFTH: in case the principal of all the Securities shall have become due at their Stated Maturities, by declaration, upon redemption or otherwise, and all of such Securities shall have been fully paid, together with all interest (including any interest on overdue payments) and premium, if any, thereon, any surplus then remaining shall be paid to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

provided, however, that all payments to be made pursuant to this Section shall be made ratably to the persons entitled thereto, without discrimination or preference.

                  SECTION 1.13. Securities Held by Certain Persons Not To Share in Distribution.

                  Any Securities known to the Trustee to be owned or held by, or for the account or benefit of, PNM, the Company or any Affiliate of any thereof shall not be entitled to share in any payment or distribution provided for in this Article until all Securities held by other Persons have been paid in full.


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

                  SECTION 1.14. Waiver of Appraisement, Valuation, Stay, Right to Marshalling.

                  To the extent it may lawfully do so, each of PNM and the Company, for itself and for any Person who may claim through or under it, hereby:

                  (1) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of, any appraisement, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction, which may delay, prevent or otherwise hinder (i) the performance or enforcement or foreclosure of this Indenture, (ii) the sale of any of the Pledged Property, or (iii) the putting of the purchaser or purchasers thereof into possession of such property immediately after the sale thereof;

                  (2)  waives all benefit or advantage of any such laws;

                  (3) waives and releases all rights to have the Pledged Property marshalled upon any foreclosure, sale or other enforcement of this Indenture; and

                  (4) consents and agrees that all the Pledged Property may at any such sale be sold by the Trustee as an entirety.

               SECTION 1.15.Remedies Cumulative; Delay or Omission Not a Waiver.

                  Every remedy given hereunder to the Trustee or to any of the Securityholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise. The Trustee may exercise all or any of the powers, rights or remedies given to it hereunder or which may now or hereafter be given by statute, law or equity or otherwise, in its absolute discretion. No course of dealing between PNM or the Company and the Trustee or the Securityholders or any delay or omission of the Trustee or of any Securityholder to exercise any right, remedy or power accruing upon any Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Event of Default or of any right of the Trustee or of the Securityholders or acquiescence therein, and, subject to the provisions of Section 8.07, every right, remedy and power given by this Article to the Trustee or to the Securityholders may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Securityholders.

                                   ARTICLE II.

                                   THE TRUSTEE

                  SECTION 1.001.  Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.


#30122041.1
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

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 1.002.  Notice of Defaults.

                  In addition to its obligation to give notice to Securityholders as provided in Section 3.03, as promptly as practicable after, and in any event within 90 days after, the occurrence of any default hereunder, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security or in the payment of any Sinking Fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders; and provided, further, that in the case of any default of the character specified in Section 8.01(4) no such notice to Securityholders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                  SECTION 1.003.  Certain Rights of Trustee.

                  Except as otherwise provided in Section 9.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of PNM or the Company mentioned herein shall be sufficiently evidenced by a PNM or Company Request or Order,

#30122041.1
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



in the case of a request or direction of PNM, the Company, as the case may be and any resolution of the Board of Directors of PNM or the Company may be sufficiently evidenced by a Board Resolution of PNM or the Company, as the case may be;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of PNM or the Company;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of PNM or the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  SECTION 1.004. Not Responsible for Recitals or Issuance of Securities.
                  The recitals contained herein and in the Securities, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Pledged Property or the Securities, except that the Trustee hereby represents and warrants that this Indenture has been executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 1.005.  May Hold Securities.

                  The Trustee, any Paying Agent, Security Registrar or any other agent of PNM or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 9.08 and 9.13, may otherwise deal with PNM and the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  SECTION 1.006. Funds May Be Held by Trustee or Paying Agent; Investments.
                  (a) Subject to Subsection (b) of this Section 9.06, any monies held by the Trustee or the Paying Agent hereunder as part of the Pledged Property may, until paid out by the Trustee or the Paying Agent as herein provided, be carried by the Trustee or the Paying Agent on deposit with itself, and neither the Trustee nor the Paying Agent shall have any liability for interest upon any such monies.



#30122041.1
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

                  [(b) At any time and from time to time prior to payment in full of any amounts to be paid by the Trustee pursuant to Section 2.15(b) in respect of any series of Securities (or prior to payment in full of any amount required to be paid by the Trustee in respect of such series of Securities pursuant to Section 6.07), if at the time no Event of Default has occurred and is continuing, the Trustee shall, on Company Request, invest and reinvest in Permitted Investments as specified in such Company Request any monies from the sale of the Securities of such series at the time on deposit with the Trustee as part of the Pledged Property, together with any income and gains from the investment and reinvestment thereof, and sell any Permitted Investments, in either case, at such prices, including accrued interest, as are set forth in such Company Request, and such Permitted Investments shall be held by the Trustee until so sold in trust as part of the Pledged Property. The Trustee shall, on Company Request, sell such Permitted Investments as may be specified therein, and the Trustee shall, without Company Request, in the event monies are required for payment of any amounts to be paid by the Trustee pursuant to
Section 2.15(b) in respect of any series of Securities and for any Stated Maturity of any installment of interest on any series of Securities becoming due and payable prior to the thirtieth day following the Termination Date applicable to such series, sell such Permitted Investments as are required to restore to cash as part of the Pledged Property such amounts as are needed for any such payment. The Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this subsection (b).]5

                  SECTION 1.007.  Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay, or cause to be paid, to each of the Trustee and any Authorized Agent from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) to reimburse, or cause to be reimbursed, each of the Trustee and any Authorized Agent upon its request for all expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence, willful misconduct or bad faith; and

                  (3) to indemnify, or cause to be indemnified, each of the Trustee, any predecessor Trustee and any Authorized Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities


                  SECTION 1.008.  Disqualification; Conflicting Interests.

                  (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.
--------
     5 This paragraph was replaced in its entirety pursuant to Section 3.01 of the 1986B Bond Supplemental Indenture. See p. 9 of Exhibit C for the replacement text.

#30122041.1
                                       39

                  (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, notice of such failure.

                  (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if

                  (1) the Trustee is trustee under another Indenture under which any other securities, or certificates of interest or participation in any other securities, of any obligor on the Securities are outstanding, unless (A) the Securities are collateral trust bonds under which the only Collateral consists of securities issued under such other indenture, or (B) such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of such obligor are outstanding, if such obligor shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

                  (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for such obligor;

                  (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with any obligor on the Securities or an underwriter for such obligor;

                  (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of any obligor on the Securities, or of an underwriter (other than the Trustee itself) for such obligor who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of an obligor on the Securities but may not be at the same time an executive officer of both the Trustee and such obligor; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be director or an executive officer, or both, of the Trustee and a director of an obligor on the Securities; and (iii) the Trustee may be designated by an obligor on the Securities or by any underwriter for such obligor to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                  (5) 10% or more of the  voting  securities  of the  Trustee is beneficially owned either by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for any obligor on the Securities or by any director, partner or executive officer thereof, or is beneficially owned collectively by any two or more such persons;

                  (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of any obligor on the Securities not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for any obligor on the Securities;

#30122041.1
                                       40

                  (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, any obligor on the Securities;

                  (8)  the  Trustee  is  the  beneficial   owner  of,  or  holds
         collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of any obligor on the Securities; or

                  (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above mentioned capacities as of such May 15. If any obligor upon the Securities fails to make payment in full of the principal of, or the premium, if any, or interest on, any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above mentioned capacities as of the date of the expiration of such 30 day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

                  The specification of percentages in paragraphs (5) to (9) inclusive, of this Subsection, shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

                  For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys loaned to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence or indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

                  Except as provided in the next preceding  paragraph,  the word
"security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrantor right to subscribe to purchase, any of the foregoing.

#30122041.1
                                       41

                  (d)      For the purposes of this Section:

                  (1) The term "underwriter" when used with reference to any obligor on the Securities means every person who, within three years prior to the time as of which the determination is made, has purchased from such obligor with a view to, or has offered or sold for such obligor in connection with, the distribution of any security of such obligor outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                  (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or incorporated.

                  (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                  (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                  (5) The term "obligor" means any obligor upon the Securities within the meaning of TIA.

                  (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

                  (e) The percentages of the voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                  (1) A specified percentage of the voting securities of the Trustee, any obligor or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                  (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                  (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of Security.


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

                  (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                           (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                           (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                           (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                           (iv) securities held in escrow if placed in escrow by
                  the issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                  (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders substantially the same rights and privileges; provided, however, that in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

                  SECTION 1.009.  Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION  1.10.   Resignation   and  Removal;   Appointment  of
Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 9.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to PNM and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to PNM, the Company and the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee, PNM and to the Company.

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

                  (d)  If at any time:

                           (i) the  Trustee  shall fail to comply  with  Section
                  9.08(a) after written request therefor by any Lessor or by any Securityholder who has been a bona fide Holder of a Security for at least 6 months, or

                           (ii) the Trustee  shall  cease to be  eligible  under
                  Section 9.09 and shall fail to resign after written request therefor by any Lessor or by any such Securityholder, or

                           (iii) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) PNM, acting after consultation with the Company, may remove the Trustee by Board Resolution or (ii) subject to Section 8.10, any Securityholder who has been a bona fide Holder of a Security for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, PNM, acting after consultation with the Company, shall promptly appoint by Board Resolution a successor Trustee. If, within 1 year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to PNM, the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by PNM. If no successor Trustee shall have been so appointed by PNM, acting after consultation with the Company, or by the Securityholders, and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 1.11.  Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to PNM, the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of any Lessor, the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 9.07. Upon request of any such successor Trustee, PNM and the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


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

                  SECTION 1.12. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 1.13. Preferential Collection of Claims against any Obligor.

                   [(a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of any obligor on the Securities (as defined in Subsection (c) of this Section) within 4 months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in Subsection (c) of this Section):

                           (i) an amount equal to any and all  reductions in the
                  amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such 4 month period and valid as against any obligor on the Securities and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (ii) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against any such obligor upon the date of such default; and

                           (ii) all property  received by the Trustee in respect
                  of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such 4 month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of any obligor on the Securities and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee

                           (A) to retain for its own account (i)  payments  made
                  on account of any such claim by any Person (other than an obligor on the Securities) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against such obligor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                           (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such 4 month period;

                           (C) to realize,  for its own account, but only to the
                  extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such 4 month period and such property was received as security therefor simultaneously with the creation thereof,

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

                  and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within 4 months; or

                           (D) to receive  payment on any claim  referred  to in
                  paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or
                  (C), as the case may be, to the extent of the fair value of such property.

For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such 4 month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

                  If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from such obligor of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Securityholders and the holders of other indenture securities dividends on claims filed against such obligor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                  Any Trustee which has resigned or been removed after the beginning of such 4 month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such 4 month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account if such Trustee had continued as Trustee, occurred after the beginning of such 4 month period; and

                  (ii) such receipt of property or reduction of claim occurred within 4 months after such resignation or removal.

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

                  (b) There shall be excluded  from the  operation of Subsection
         (a) of this Section a creditor relationship arising from

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of PNM; or

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

                  (c)      For the purposes of this Section only:

                  (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

                  (2) The term "other indenture securities" means securities upon which the Person obligated thereunder is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in a special account as provided in Subsection
         (a) of this Section.

                  (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within 7 days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                  (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by any obligor on the Securities for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with such obligor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

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

                  (5) The term "obligor" means any obligor upon the Securities within the meaning of the TIA.

                  SECTION 1.14.  Maintenance of Agencies.

                  (a) There shall at all times be maintained in the Borough of Manhattan, the City of New York, an office or agency where Securities may be presented or surrendered for transfer or exchange or for the registration thereof, and for payment of principal, premium (if any) and interest and where notices and demands to or upon the Trustee in respect of the Securities or of this Indenture may be served. Such office or agency shall be initially at the Corporate Trust Office of Chemical Bank. Written notice of the location of each such other office or agency and of any change of location thereof shall be given to the Company and to the Trustee. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office.

                  (b) There shall at all times be a Security Registrar and a Paying Agent hereunder. Each such Authorized Agent shall be a bank or trust company, shall be a corporation organized and doing business under the laws of the United States or any State thereof, with a combined capital and surplus of at least $50,000,000, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by Federal or State authorities. Chemical Bank is hereby appointed as Paying Agent and Security Registrar hereunder. Each Security Registrar (other than the Trustee) shall furnish to the Trustee, at stated intervals of not more than 6 months, and at such other times as the Trustee may request in writing, a copy of the Security Register.

                  (c) Any Paying Agent (other than the Trustee) from time to time appointed hereunder shall execute and deliver to the Trustee an instrument in which said Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                  (1) hold all sums held by it for the payment of principal of, and premium (if any) and interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee within five days thereafter notice of any default by any obligor upon the Securities in the making of any such payment of principal, premium (if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, the City of New York, for the account of the Trustee.

                  (d) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

                  (e) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee, PNM and the Company. The Company may, and at the request of the Trustee or any Lessor shall, at any time, terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized

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

Agent shall cease to be eligible under this Section (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the Company shall promptly appoint one or more qualified successor Authorized Agents approved by the Trustee and each Lessor to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section. The Company shall give written notice of any such appointment to all Holders as their names and addresses appear on the Security Register.

                                   ARTICLE II.

              SECURITYHOLDERS' LISTS AND REPORTS BY TRUSTEE AND PNM

                  SECTION 1.001. PNM to Furnish Trustee Names and Addresses of Securityholders.

                  PNM will furnish or cause to be furnished to the Trustee semiannually, between January 15 and January 30, inclusive, and between July 15 and July 30, inclusive, in each year, and at such other times as the Trustee may request in writing, within 30 days after receipt by PNM of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities, in each case as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the sole Security Registrar, no such list need be furnished for so long as a copy of the Security Register is being furnished to the Trustee pursuant to Section 9.14(b).

                  SECTION 1.002. Preservation of Information; Communications to Securityholders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 9.14(b) or Section 10.01, as the case may be, and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 9.14(b) or Section 10.01, as the case may be, upon receipt of a new list so furnished.

                  (b) If three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 Business Days after the receipt of such application, at its election, either:

                           (i) afford such applicants  access to the information
                  preserved  at the  time  by the  Trustee  in  accordance  with
                  Section 10.02(a), or

                           (ii) inform  such  applicants  as to the  approximate
                  number of Holders of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 10.02(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 10.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinions.

#30122041.1
                                       49

If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with PNM and the Trustee that neither PNM nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 10.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 10.02(b).

                  SECTION 1.003.  Reports by Trustee.

                  (a) Within 60 days after May 15 in each year, commencing with 1986, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to:

                  (1) it eligibility under Section 9.09 and its qualifications under Section 9.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

                  (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                  (3) the amount, interest rate and maturity date of all other indebtedness owing by an obligor on the Securities within the meaning of the TIA to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 9.13(b)(2), (3), (4) or (6);

                  (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (5) any release, or release and substitution, of property subject to the lien of this Indenture (and the consideration therefor, if any) which the Trustee has not previously reported;

                  (6) any additional issue of Securities which the Trustee has not previously reported; and

                  (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 9.02.

                  (b) The Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report with respect to:


#30122041.1
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
                  (1) the release, or release and substitution, of property subject to the Lien of this Indenture (and the consideration therefor, if any), such report to be transmitted within 90 days of such time; and

                  (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

                  (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities are listed, and also with the Commission. PNM will notify the Trustee when the Securities are listed on any stock exchange.

                  SECTION 1.004.  Reports by PNM.

                  PNM will

                  (1) file with the Trustee, within 15 days after PNM is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which PNM may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934: or, if PNM is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
         Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by PNM with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by PNM pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

#30122041.1
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

                                   ARTICLE I.

                             SUPPLEMENTAL INDENTURES

                  SECTION 1.011. Supplemental Indentures Without Consent of Securityholders.

                  Without the consent of the Holders of any Securities, PNM, when authorized by a Board Resolution, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto (a "Series Supplemental Indenture" in the case of item 1 below), in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to establish the form and terms of Securities of any series of Securities permitted by Sections 2.01 and 2.03; or

                  (2) to evidence the succession of another corporation to PNM, and the assumption by any such successor of the covenants of PNM herein contained, or to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

                  (3) to add to the covenants of PNM or the Company, for the benefit of the Holders of the Securities, or to surrender any right or power herein conferred upon PNM or the Company; or

                  (4) to convey, transfer and assign to the Trustee, and to subject to the Lien of this Indenture, with the same force and effect as though included in the Granting Clauses hereof, additional Pledged Lessor Notes or additional properties or assets, and to correct or amplify the description of any property at any time subject to the Lien of this Indenture or to assure, convey and confirm unto the Trustee any property subject or required to be subject to the Lien of this Indenture; or

                  (5) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to continue the qualification of this Indenture (including any supplemental indenture) under the TIA, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in
         Section 316(a)(2) of the TIA as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted; or

                  (6) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interest of the Holders of the Securities.

                  SECTION   1.012.   Supplemental   Indenture  With  Consent  of
Securityholders.

                  With the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, and (ii) PNM, when authorized by a Board Resolution, and the Company may and the Trustee, subject to Section
11.03 shall, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner the rights and obligations of the Holders of the Securities and of PNM and the Company under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, or the dates or circumstances of payment of premium (if any) on, any Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change

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

         the place of payment where, or the coin or currency in which, any Security or the premium (if any) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or interest on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
         Date) or such payment of premium (if any) on or after the date such premium becomes due and payable or change the dates or the amounts of payments to be made through the operation of the Sinking Fund in respect of such Securities; or

                  (2) except with respect to additional series of Securities issued in accordance with the terms of this Indenture, permit the creation of any lien prior to or pari passu with the Lien of this Indenture with respect to any of the Pledged Property, or terminate the Lien of this Indenture on any Pledged Property (except in each case as permitted by, and pursuant to, Article Four) or deprive any Securityholder of the security afforded by the Lien of this Indenture; or

                  (3) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                  (4) modify any of the provisions of this Section or Section 8.08[9]6, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

                  Upon receipt by the Trustee of Board Resolutions of PNM and the Company and such other documentation as the Trustee may reasonably require and upon the filing with the Trustee of evidence of the Act of said Holders, the Trustee shall join in the execution of such supplemental indenture or other instrument, as the case may be, subject to the provisions of Sections 11.03 and 11.04.

                  It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 1.013.  Documents Affecting Immunity or Indemnity.

                  If in the opinion of the Company or the Trustee any document required to be executed by it pursuant to the terms of Section 11.02 affects any interest, right, duty, immunity or indemnity in favor of the Company or the Trustee under this Indenture or any of the Participation Agreements, the Company or the Trustee, as the case may be, may in its discretion decline to execute such document.

                  SECTION 1.014.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 9.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

                  SECTION 1.015.  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
--------
     6 Paragraph (b) of Article III to the Series 1986A Bond Supplemental Indenture corrected the defective reference to Section 8.09. See Exhibit B.

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

                  SECTION 1.016.  Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

                  SECTION  1.017.   Reference  in  Securities  to   Supplemental
Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by any Lessor or the Company, bear a notation in form approved by such Lessor, the Company and the Trustee as to any matter provided for in such supplemental indenture; and, in such case, suitable notation may be made upon Outstanding Securities after proper presentation and demand. If any Lessor or the Company shall so determine, new Securities so modified as to conform, in the opinion of such Lessor, the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE II.

                                   DEFEASANCE

                  SECTION 1.021. Payment of Indebtedness; Satisfaction and Discharge of this Indenture.

                  This Indenture shall cease to be of further effect (except as to any rights of registration of transfer or exchange of Securities herein expressly provided for and the rights of the Trustee, any predecessor Trustee and any Authorized Agent under Section 9.07), and the Trustee, on demand and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or redeemed as provided in Section
         2.09 and (ii) Securities for the payment of which money held in trust hereunder has been paid to the Company and discharged from such trust, as provided in Section 5.03) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i)  have become due and payable; or

                           (ii) will  become  due and  payable  at their  Stated
                  Maturity of principal within one year; or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee in trust (subject to Section 9.06 hereof) for the purpose of paying and discharging the entire indebtedness on such Securities not theretofore cancelled by the Trustee or delivered to the Trustee for cancellation, an amount sufficient to discharge such indebtedness, including principal, premium (if any) and interest to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity of principal or Redemption Date, as the case may be;

#30122041.1
                                       54

                  (2) All other sums then due and payable hereunder have been paid; and

                  (3) PNM or the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  SECTION 1.022.  Application of Deposited Money.

                  All money deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment to the Persons entitled thereto of the principal, premium (if any), and interest for the payment of which such money has been deposited with the Trustee.

                                  ARTICLE III.

                         RELEASE OF FUNDS BY THE TRUSTEE
                        FOR PAYMENT OF THE PLEDGED LESSOR
             NOTES AND RELEASE AND SUBSTITUTION OF PLEDGED PROPERTY

                  SECTION 1.031. Conditions Precedent to Release of Funds by the Trustee for Payment of the Pledged Lessor Notes.

                  The obligation of the Trustee to make payments to the Lessors pursuant to Section 2.15(b) hereof is subject to the receipt by the Trustee of the following:

                  (a) an executed counterpart of a supplemental indenture appropriate to subject to the Lien of this Indenture the related Pledged Lessor Notes;
                  (b) the documents, opinions and certificates specified in the provision to Section 2.04;

                  (c) a written notice of the Company, dated as of the closing date under the applicable Participation Agreements (the Closing Date), of the Closing Date;

                  (d) a certificate of each Lessor dated as of the Closing Date under the related Participation Agreement (i) specifying the principal amount of the Pledged Lessor Note to be issued thereby and (ii) stating that (A) such Lessor has received the amount of the Equity Investor's investment pursuant to applicable provisions of such Participation Agreement and that such amount is available for use by such Lessor pursuant to applicable provisions of such Participation Agreement upon receipt of the amount to be paid by the Trustee with respect to such Pledged Lessor Note pursuant to Section 2.15(b) hereof; (B) to the best knowledge of such Lessor no event has occurred and is continuing which constitutes an Indenture Event of Default, or would constitute an Indenture Event of Default after notice or lapse of time or both under the related Lease Indenture and (C) the Pledged Lessor Note of such Lessor has been duly authorized, executed and delivered by such Lessor and is a valid and binding obligation of such Lessor; and

                  (e) such other documents and evidence with respect to the Lessors and the Company as the Trustee may reasonably request.

#30122041.1
                                       55

                                   ARTICLE IV.

                                SUNDRY PROVISIONS

                  SECTION 1.041.  Execution in Counterparts.

                  This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       FIRST PV FUNDING CORPORATION



                                       By
                                           ------------------------
                                              President
Attest:
---------------------------------
       Assistant Secretary

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO


                                       By
                                           --------------------------------
                                                 Senior Vice President
                                              and Chief Financial Officer

Attest:
--------------------------------
        Assistant Secretary

                                       CHEMICAL BANK



                                       By
                                           -------------------------------
                                                    Vice President

Attest:
--------------------------------
        Assistant Secretary


#30122041.1

                                                                       EXHIBIT A
                                                                              TO
                                                                COLLATERAL TRUST
                                                                       INDENTURE


                         REQUIREMENTS FOR PLEDGED LESSOR
                           NOTES AND LEASE INDENTURES


                     The Pledged Lessor Notes and the Lease Indentures relating to any series of Securities shall contain the provisions summarized below or other provisions substantially as protective or more protective of the interests of Holders of Outstanding Securities. Notwithstanding the foregoing, (i) the Principal Instruments in connection with the initial series of Securities issued under this Indenture shall be deemed to satisfy all criteria set forth in this Exhibit A and (ii) the Principal Instruments in connection with any subsequent series of Securities, if substantially similar in form and substance to the Principal Instruments in connection with such initial series of Securities, shall also be deemed to satisfy all criteria set forth in this Exhibit A.

I.    Each Pledged Lessor Note will:

                           (i) be duly  issued  pursuant  to, and be secured by,
                  the related Lease Indenture;

                           (ii) provide for the payment to the registered holder
                  thereof, not later than when due, of amounts at least equal to that portion of all principal of and premium, if any, and interest on the series of Securities issued in connection with and relating to the pledge thereof under the Indenture, such payment to be without defenses or set-offs and otherwise unconditional;

                           (iii)  if such  Pledged  Lessor  Note is the  initial
                  series issued under the related Lease Indenture, the principal amount thereof shall not exceed an amount equal to 90% of sum of the aggregate purchase price of the property being purchased with the proceeds of the issuance and sale of such Lessor Note; and (B) if such Pledged Lessor Note is of an additional series issued under the related Lease Indenture, the sum of the principal amount thereof and the principal amount of Pledged Lessor Notes theretofore issued under such Lease Indenture shall not exceed an amount equal to 90% of the sum of (1) the aggregate purchase price of property being purchased with the proceeds of the issuance and sale of such Lessor Note and (2) the aggregate purchase price of the property purchased with the proceeds of the issuance and sale of each Pledged Lessor Note theretofore issued; and

                           (iv) provide that no Change to the Pledged Lessor Note may be made without the consent of the holder thereof.

II.  Each Lease Indenture will:

                           (i) assign to the Lease Indenture Trustee obligations
                  under the related Lease to which the Owner Trustee then or thereafter is entitled at least sufficient to pay the principal of, premium, if any, and interest on the related Pledged Lessor

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                                        1

                  Note; and

                           (ii) contain  provisions  no less  protective  of the
                  interests of Holders of Securities than the following provisions of the Lease Indentures in connection with the initial series of Securities: Article II, Sections 3.4, 3.5, 3.6, 3.8, 3.11, Article V, Article VI and Article VII.

#30122041.1
                                        2

                                TABLE OF CONTENTS

                                                                           Page


RECITALS..................................................................... 1

GRANTING CLAUSES............................................................  1

ARTICLE I.

              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........ 2
SECTION 1.01. Definitions.................................................... 2
SECTION 1.02.  Compliance Certificates and Opinions.........................  7
SECTION 1.03.  Form of Documents Delivered to Trustee.......................  8
SECTION 1.04.  Acts of Holders..............................................  8
SECTION 1.05.  Notices, etc., to Trustee, PNM and Company...................  9
SECTION 1.06.  Notices to Holders; Waiver...................................  9
SECTION 1.07.  Conflict with Trust Indenture Act............................ 10
SECTION 1.08.  Effect of Heading and Table of Contents...................... 10
SECTION 1.09.  Successors and Assigns....................................... 10
SECTION 1.10.  Separability Clause.......................................... 10
SECTION 1.11.  Benefits of Indenture........................................ 10
SECTION 1.12.  Governing Law................................................ 10
SECTION 1.13.  Legal Holidays............................................... 10

ARTICLE II.

               THE SECURITIES............................................... 11
SECTION 2.01.  Forms Generally.............................................. 11
SECTION 2.02.  Form of Trustee's Authentication............................. 11
SECTION 2.03.  Amount Unlimited; Issuable in Series; Limitations
                 on Issuance................................................ 11
SECTION 2.04.  Authentication and Delivery of Securities.................... 12
SECTION 2.05.  Form and Denominations....................................... 13
SECTION 2.06.  Execution of Securities...................................... 14
SECTION 2.07.  Temporary Securities......................................... 14
SECTION 2.08.  Registration, Transfer and Exchange.......................... 14
SECTION 2.09.  Mutilated, Destroyed, Lost and Stolen Securities............. 15
SECTION 2.10.  Payment of Interest; Interest Rights Preserved............... 16
SECTION 2.11.  Persons Deemed Owners........................................ 17
SECTION 2.12.  Cancellation................................................. 17
SECTION 2.13.  Dating of Securities; Authentication......................... 17
SECTION 2.14.  Source of Payments; Rights and Liabilities of Lessors
                 and Equity Investors....................................... 17
SECTION 2.15.  Sale of Securities; and Application of Proceeds from the Sale of Securities..................................... 17

ARTICLE III.

               PROVISIONS AS TO PLEDGED PROPERTY............................ 18
SECTION 3.01.  Holding of Pledged Securities................................ 18
SECTION 3.02.  Disposition of Payments on Pledged Property.................. 18
SECTION 3.03.  Exercise of Rights and Powers Under Pledged Lessor
                 Notes and Lease Indentures................................. 18
SECTION 3.04.  Certain Actions in Case of Judicial Proceedings.............. 19
SECTION 3.05.  Cash Held by Trustee Treated as a Deposit.................... 19

#30122041.1
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
                          TABLE OF CONTENTS, Continued

                                                                           Page

ARTICLE IV.

               WITHDRAWAL OF COLLATERAL..................................... 19
SECTION 4.01.  Withdrawal of Collateral..................................... 19
SECTION 4.02.  Reassignment of Pledged Lessor Notes upon Payment............ 19

ARTICLE V.

               COVENANTS ................................................... 20
SECTION 5.01.  Payment of Principal, Premium (if any) and Interest.......... 20
SECTION 5.02.  Maintenance of Office or Agency.............................. 20
SECTION 5.03.  Money for Security Payments to be Held in Trust.............. 20
SECTION 5.04.  Maintenance of Corporate Existence........................... 21
SECTION 5.05.  Protection of Pledged Property............................... 21
SECTION 5.06.  Opinions as to Pledged Property.............................. 21
SECTION 5.07.  Performance of Obligations................................... 22
SECTION 5.08.  Negative Covenants........................................... 22
SECTION 5.09.  Administration of Principal Instruments...................... 23
SECTION 5.10.  Annual Statement as to Compliance............................ 24

ARTICLE VI.

               REDEMPTION OF SECURITIES..................................... 25
SECTION 6.01.  Notice to Trustee of Redemption.............................. 25
SECTION 6.02.  Selection by Trustee of Securities to be Redeemed............ 25
SECTION 6.03.  Notice of Redemption......................................... 26
SECTION 6.04.  Deposit of Redemption Price.................................. 26
SECTION 6.05.  Securities Payable on Redemption Date........................ 26
SECTION 6.06.  Securities Redeemed in Part.................................. 27

ARTICLE VII.

               SINKING FUNDS ............................................... 27
SECTION 7.01.  Sinking Funds for Securities................................. 27
SECTION 7.02.  Selection by Trustee of Securities to be Redeemed
                 Through Operation of Sinking Fund.......................... 28

ARTICLE VIII.

               EVENTS OF DEFAULT; REMEDIES.................................. 29
SECTION 8.01.  Events of Default. .......................................... 29
SECTION 8.02.  Acceleration of Maturity; Rescission and Annulment........... 30
SECTION 8.03.  Trustee's Power of Sale of Pledged Property; Notice
                 Required; Power to Bring Suit.............................. 31
SECTION 8.04.  Incidents of Sale of Pledged Property........................ 32
SECTION 8.05.  Judicial Proceedings Instituted by Trustee................... 33

#30122041.1
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
                          TABLE OF CONTENTS, Continued

                                                                           Page



SECTION 8.06.  Securityholders May Demand Enforcement of Rights
                 by Trustee................................................. 34
SECTION 8.07.  Control by Securityholders................................... 35
SECTION 8.08.  Waiver of Past Defaults...................................... 35
SECTION 8.09.  Securityholder May Not Bring Suit Except under
                 Certain Conditions......................................... 35
SECTION 8.10.  Undertaking To Pay Court Costs............................... 36
SECTION 8.11.  Right of Securityholders To Receive Payment Not
                 To Be Impaired............................................. 36
SECTION 8.12.  Application of Moneys Collected by Trustee................... 36
SECTION 8.13.  Securities Held by Certain Persons Not To Share
                 in Distribution............................................ 37
SECTION 8.14.  Waiver of Appraisement, Valuation, Stay, Right
                 to Marshalling............................................. 37
SECTION 8.15.  Remedies Cumulative; Delay or Omission Not a Waiver.......... 38

ARTICLE IX.

               THE TRUSTEE ................................................. 38
SECTION 9.01.  Certain Duties and Responsibilities. ........................ 38
SECTION 9.02.  Notice of Defaults........................................... 39
SECTION 9.03.  Certain Rights of Trustee.................................... 39
SECTION 9.04.  Not Responsible for Recitals or Issuance of Securities....... 40
SECTION 9.05.  May Hold Securities.......................................... 40
SECTION 9.06.  Funds May Be Held by Trustee or Paying Agent; Investments.... 40
SECTION 9.07.  Compensation and Reimbursement............................... 41
SECTION 9.08.  Disqualification; Conflicting Interests...................... 41
SECTION 9.09.  Corporate Trustee Required; Eligibility...................... 45
SECTION 9.10.  Resignation and Removal; Appointment of Successor............ 46
SECTION 9.11.  Acceptance of Appointment by Successor....................... 47
SECTION 9.12.  Merger, Conversion, Consolidation or Succession to
                 Business................................................... 47
SECTION 9.13.  Preferential Collection of Claims against any Obligor........ 47
SECTION 9.14.  Maintenance of Agencies...................................... 50

ARTICLE X.

                SECURITYHOLDERS' LISTS AND REPORTS BY TRUSTEE AND PNM....... 51
SECTION 10.01.  PNM to Furnish Trustee Names and Addresses of
                  Securityholders........................................... 51
SECTION 10.02.  Preservation of Information; Communications to
                  Securityholders........................................... 52
SECTION 10.03.  Reports by Trustee.......................................... 53
SECTION 10.04.  Reports by PNM.............................................. 54

ARTICLE XI.

                SUPPLEMENTAL INDENTURES..................................... 54
SECTION 11.01.  Supplemental Indentures Without Consent of
                  Securityholders........................................... 54
SECTION 11.02.  Supplemental Indenture With Consent of
                  Securityholders........................................... 55
SECTION 11.03.  Documents Affecting Immunity or Indemnity................... 56
SECTION 11.04.  Execution of Supplemental Indentures........................ 56
SECTION 11.05.  Effect of Supplemental Indentures........................... 56
SECTION 11.06.  Conformity with Trust Indenture Act......................... 57
SECTION 11.07.  Reference in Securities to Supplemental Indentures.......... 57

#30122041.1
                                       iii

                                                                            Page
                                                                            ----

ARTICLE XII.

                DEFEASANCE ................................................. 57
SECTION 12.01.  Payment of Indebtedness; Satisfaction and Discharge
                  of this Indenture......................................... 57
SECTION 12.02.  Application of Deposited Money.............................. 58

ARTICLE XIII.

                         RELEASE OF FUNDS BY THE TRUSTEE
                        FOR PAYMENT OF THE PLEDGED LESSOR
                NOTES AND RELEASE AND SUBSTITUTION OF PLEDGED PROPERTY ..... 58
SECTION 13.01.  Conditions Precedent to Release of Funds by the Trustee
                  for Payment of the Pledged Lessor Notes................... 58

ARTICLE XIV.

                SUNDRY PROVISIONS........................................... 59
SECTION 14.01.  Execution in Counterparts................................... 59

PARTIES

EXHIBIT A       Requirements for Pledged Lessor Notes, Lease Indentures, Leases
                and Participation Agreements

EXHIBIT B       1986A Bond Supplemental Indenture

EXHIBIT C       1986B Bond Supplemental Indenture

EXHIBIT D       Unit 1 Supplemental Indenture of Pledge

EXHIBIT E       Unit 2 Supplemental Indenture of Pledge

EXHIBIT F       1994 Supplemental Indenture (adding to Section 7.01)


#30122041.1
                                       iv

                                  EXHIBIT B to
                              Conformed Collateral
                                 Trust Indenture
                  =============================================




                          FIRST PV FUNDING CORPORATION,

                      PUBLIC SERVICE COMPANY OF NEW MEXICO


                                       and


                                 CHEMICAL BANK,
                                   as Trustee




                    SERIES 1986A BOND SUPPLEMENTAL INDENTURE

                            Dated as of July 15, 1986

                                       to

                           COLLATERAL TRUST INDENTURE

                          dated as of December 16, 1985



                          Providing for the Issuance of
                          $253,677,000 Aggregate Amount
                     of Lease Obligation Bonds Series 1986A
                  with the Interest Rates and Stated Maturities
                                Set Forth Herein

                  =============================================



                      PALO VERDE NUCLEAR GENERATING STATION

#30122043.1
                                        v

                  SERIES 1986A BOND SUPPLEMENTAL INDENTURE, dated as of July 15, 1986 among FIRST PV FUNDING CORPORATION (the Company), Public Service Company of New Mexico (PNM) and Chemical Bank, as trustee (the Trustee).

                  WHEREAS, the Company and PNM have heretofore executed and delivered to the Trustee an indenture dated as of December 16, 1985 (the Original Indenture) to provide for the issue from time to time of the Company's debentures, notes or other evidences of indebtedness to be issued in one or more series (the Securities);

                  WHEREAS, Section 2.03 of the Original Indenture provides, among other things, that PNM, the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of Securities of any series as permitted by Section 2.03 of the Original Indenture;

                  WHEREAS, PNM and the Company heretofore executed and delivered a Term Note Supplemental Indenture, dated as of December 31, 1985 (the Series 1985 Term Note Supplemental Indenture), to the Trustee, and the Company issued thereunder a series of Securities designated "Term Lease Obligation Notes, Series 1985" in the aggregate principal amount of $250,250,000;

                  WHEREAS, Section 1.03 of the Series 1985 Term Note Supplemental Indenture provides, among other things, that the Term Lease Obligation Notes, Series 1985, shall be redeemed in connection with the issuance of a series of Securities to effect a refunding of the same;

                  WHEREAS, PNM and the Company (i) desire the issuance by the Company of a new series of Securities, to be designated as hereinafter provided, to effect a refunding of the Term Lease Obligation Notes, Series 1985, and for other purposes and (ii) have requested the Trustee to enter into this Series 1986A Bond Supplemental Indenture for the purpose, among others, of establishing the form and terms of the Securities of such series;

                  WHEREAS, all action on the part of the Company necessary to authorize the issuance of $253,677,000 principal amount of its Lease Obligation Bonds Series 1986A (the Bonds) under the Original Indenture and this Series 1986A Bond Supplemental Indenture (said Original Indenture, as supplemented and amended by the Series 1985 Term Note Supplemental Indenture, and this Series 1986A Bond Supplemental Indenture, being hereinafter called the Indenture) has been duly taken;

                  WHEREAS,   the  Bonds  to  be  issued   hereunder  are  to  be
substantially in the form annexed as Schedule 1 hereto;

                  WHEREAS, Section 11.02 of the Original Indenture provides that, with the consent of Holders of not less than a majority in principal amount of the Outstanding Securities and PNM, the Company and the Trustee may enter into an indenture supplemental to the Original Indenture for the purpose of changing the rights and obligations of the Holders of Securities and of PNM and the Company under the Original Indenture;

                  WHEREAS,  the Company desires to make the amendment to Section
8.02 of the Original Indenture set forth in clause (a) of Article Three of this Series 1986A Bond Supplemental Indenture and the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said holders, and PNM have given their consent to such amendment;

                  WHEREAS, Section 11.01 of the Original Indenture provides that the Company and the Trustee may, without consent of the Holders of any Securities, enter into an indenture supplemental to the Original Indenture to cure a defective provision in the Original Indenture provided such action does not adversely affect the interest of the Holders of the Securities;


#30122043.1
                                        i

                  WHEREAS, the Company desires to make the amendment to Section 11.02(4) of the Original Indenture set forth in clause (b) of Article Three of this Series 1986A Bond Supplemental Indenture; and

                  WHEREAS, all acts and things necessary to make the Securities to be issued hereunder, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the valid, binding and legal obligations of the Company, and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed, and the execution of this Series 1986A Bond Supplemental Indenture and the creation and issuance under the Indenture of $253,677,000 aggregate principal amount of the Bonds have in all respects been duly authorized, and the Company, in the exercise of legal right and power in it vested, executes this Series 1986A Bond Supplemental Indenture and proposes to create, execute, issue and deliver the Bonds:

                  NOW, THEREFORE, THIS SERIES 1986A BOND SUPPLEMENTAL INDENTURE
WITNESSETH:

                  That in order to establish the form and terms of and to authorize the authentication and delivery of the Securities to be issued hereunder, and in consideration of the acceptance of such Securities by the holders thereof and of the sum of one dollar duly paid to the Company by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company and PNM each covenant and agree with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

                                  ARTICLE III.

                                    THE BONDS

                  SECTION 1.031. Terms of the Bonds.

                  There is hereby created a series of Securities designated "Lease Obligation Bonds Series 1986A". Subject to the exceptions referred to in the Original Indenture, the aggregate principal amount of the Bonds that may be authenticated and delivered under the Indenture is limited to $253,677,000. Bonds in the aggregate principal amount of $253,677,000 may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.04 of the Original Indenture in the following amounts for the Stated Maturities of principal and at the interest rates indicated:

         Stated Maturity          Interest        Principal
           of Principal             Rate            Amount
           ------------             ----            ------

         July 15, 1991             8.300%         $25,332,000

         July 15, 1996             9.125%         $40,532,000

         January 15, 2014         10.300%        $187,813,000
                                                 ------------
                                                 $253,677,000

                  The Bonds shall be payable, bear interest and have and be subject to such other terms as provided in the form of Bond attached as Schedule 1 hereto.

                  SECTION 1.032.  Mandatory Redemption of the Bonds.

                  (a) Termination of Lease. In the event that there shall occur under Section 14 of any Lease identified in Schedule 2 hereto a termination of such Lease, Bonds with a Stated Maturity of principal of January 15, 2014 shall be redeemed, in part, in proportion to the principal amount of the Pledged Lessor Notes related to such Lease (the Prepaid Lessor Notes), prepaid in accordance with their terms and Section 5.2 of the Lease Indenture under which


#30122043.1
                                       ii
such Pledged Lessor Notes are issued. Any such redemption shall be on the same date on which, and shall be made to the extent that, the Prepaid Lessor Notes are so prepaid.

                  (b) Selection. In the event of a redemption of Bonds with a Stated Maturity of principal of January 15, 2014 pursuant to Section 1.02(a) of this Series 1986A Bond Supplemental Indenture, the Bonds so to be redeemed shall be selected in accordance with Section 6.02 of the Indenture, but without giving effect to the first proviso contained in such Section.

                  (c) Redemption Price. The Redemption Price for any Bond to be redeemed pursuant to this Section 1.02 shall be 100% of the principal amount thereof, together with accrued interest to the Redemption Date.

                  SECTION 1.033. Optional Redemption of Bonds.

                  The Bonds shall be redeemable prior to maturity at the option of the Company at the times and redemption prices set forth in the form of Bond attached as Schedule 1 hereto.

                  SECTION 1.034. Sinking Fund.

                  (a) Amounts and Dates. The Bonds shall be redeemed through operation of a sinking fund. The amount of each Sinking Fund payment (subject to adjustment as provided in Section 7.01 of the Indenture and paragraph (c) below) and each Sinking Fund Date applicable to a Stated Maturity of principal of the Bonds are as set forth below:

                                     Stated Maturity
                                     ---------------

         Sinking Fund     July 15,       July 15,       January 15,
             Date           1991           1996            2014
       ----------------   --------       --------       ---------

January 15, 1987          $1,515,000
   July 15, 1987           1,809,000
January 15, 1988           2,375,000
   July 15, 1988           2,475,000
January 15, 1989           2,577,000
   July 15, 1989           2,684,000
January 15, 1990           2,795,000
   July 15, 1990           2,912,000
January 15, 1991           3,032,000
   July 15, 1991           3,158,000
January 15, 1992                         $3,289,000
   July 15, 1992                          3,439,000
January 15, 1993                          3,596,000
   July 15, 1993                          3,759,000
January 15, 1994                          3,931,000
   July 15, 1994                          4,111,000
January 15, 1995                          4,298,000
   July 15, 1995                          4,495,000
January 15, 1996                          4,700,000
   July 15, 1996                          4,914,000
January 15, 1997                                        $5,138,000
   July 15, 1997                                         5,403,000
January 15, 1998                                         5,680,000

#30122043.1
                                       iii

    July 15, 1998                                        4,078,000
 January 15, 1999                                        4,193,000
    July 15, 1999                                        2,584,000
 January 15, 2000                                        4,417,000




                                    Stated Maturity
                                    ---------------

         Sinking Fund      July 15,      July 15,       January 15,
             Date            1991          1996             2014
       ----------------    --------      --------      ---------

    July 15, 2000                                       $2,726,000
 January 15, 2000                                        4,664,000
    July 15, 2001                                        2,877,000
 January 15, 2002                                        4,924,000
    July 15, 2002                                        3,035,000
 January 15, 2003                                        5,199,000
    July 15, 2003                                        3,203,000
 January 15, 2004                                        5,866,000
    July 15, 2004                                        3,886,000
 January 15, 2005                                        5,287,000
    July 15, 2005                                        4,666,000
 January 15, 2006                                        5,251,000
    July 15, 2006                                        4,666,000
 January 15, 2007                                        5,542,000
    July 15, 2007                                        4,924,000
 January 15, 2008                                        5,849,000
    July 15, 2008                                        5,196,000
 January 15, 2009                                        6,468,000
    July 15, 2009                                        8,450,000
 January 15, 2010                                        9,127,000
    July 15, 2010                                        9,233,000
 January 15, 2011                                       11,495,000
    July 15, 2011                                       12,060,000
 January 15, 2012                                        8,653,000
    July 15, 2012                                        5,827,000
 January 15, 2013                                        3,646,000
    July 15, 2013                                        2,507,000
 January 15, 2014                                        1,093,000

                  (b) Selection of Bonds. The provisions of Section 7.02 of the Original Indenture to the contrary notwithstanding, the Trustee shall first select for redemption on any Sinking Fund Date on which Bonds of a particular Stated Maturity of principal (other than Bonds with a Stated Maturity of principal of July 15, 1991) are to be redeemed in accordance with the Sinking Fund relating thereto, such Bonds, if any, of such Stated Maturity of principal as the Company shall specify (by Bond number) are held by PNM or an Affiliate of PNM in a Company Request delivered to the Trustee at least 40 (but not more than 90) days prior to such Sinking Fund Date and upon which the Trustee may rely.

                  (c) Certain Adjustments to Sinking Funds. The principal amount of Bonds of a particular Stated Maturity of principal to be redeemed through operation of the Sinking Fund for the Bonds of such Stated Maturity of principal may be adjusted (upward or downward) at the discretion of the Company at one time (contemporaneously with similar adjustments for all Stated Maturities of principal) prior to July 15, 1988; provided, however, that no such adjustment

#30122043.1
                                       iv
shall be made by the Company which will increase or reduce the average life of the Bonds of such Stated Maturity of principal (calculated in accordance with generally accepted financial practice from the date of initial issuance) by more than 6 months; provided further, however, such adjustment may only be made in connection with an adjustment to basic rent pursuant to Section 3(d) of one or more of the Leases identified in Schedule 2 hereto. If the Company shall elect to make the foregoing adjustment, the Company shall deliver to the Trustee and PNM at least 60 days prior to the first Sinking Fund Date proposed to be affected by such adjustment, a Company Request (w) stating that the Company has elected to make such adjustment in connection with adjustments to basic rent under one or more of such Leases, (x) setting forth a revised schedule of principal amounts of the Sinking Fund applicable to Bonds of the affected Stated Maturity of principal, (y) attaching a copy of the revised schedules of principal amortization for the related Pledged Lessor Notes identified in
Schedule 2 hereto and (z) attaching calculations showing that (i) the average life of the Bonds of the affected Stated Maturity of principal will not be reduced or increased except as permitted by this paragraph (c), (ii) the aggregate principal amount of the Pledged Lessor Notes identified on Schedule 2 hereto equals the aggregate principal amount of the Bonds and (iii) the aggregate amortization of the principal amount of such Pledged Lessor Notes is sufficient to repay in full, as and when due, the principal amount of the Bonds as and when due, whether upon redemption through operation of the applicable Sinking Funds or at maturity. The Trustee may rely on such Company Request and shall have no duty with respect to the calculations referred to in the foregoing clause (z), other than to make them available for inspection by any Holder of Bonds at the Corporate Trust Office upon reasonable notice. The Trustee shall, at the expense of PNM, send to each Holder of Bonds of the affected Stated Maturity of principal at least 20 days before the first Sinking Fund Date to be affected thereby, by first class mail, a copy of such revised schedule of principal amounts of Sinking Fund payments applicable to such Bonds.

                  (d) Redemption Price. The Redemption Price for any Bond to be redeemed pursuant to paragraph (a) of this Section 1.04 shall be 100% of the principal amount thereof, together with accrued interest to the Redemption Date.

                                   ARTICLE IV.

                             PLEDGE OF LESSOR NOTES


                  To secure the payment of the principal of and premium (if any) and interest on all the Securities from time to time Outstanding under the Indenture, and the performance of the covenants therein and herein contained, the Company by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and create a security interest in, unto the Trustee, the Lessor Notes identified on Schedule 2 hereto (herein referred to as the Pledged Lessor Notes).

                  TO HAVE AND TO HOLD the aforesaid Pledged Lessor Notes unto the Trustee and its successors and assigns forever, in trust and for the uses and purposes and subject to the covenants and conditions set forth in the Indenture.

                                   ARTICLE V.

                        AMENDMENTS TO ORIGINAL INDENTURE


                  (a) Amendment to Section 8.02. Section 8.02 of the Original Indenture is hereby amended to delete (i) in its entirety the third paragraph thereof and (ii) the words following the phrase "or impair any right consequent thereon" in the concluding sentence of the second paragraph thereof and insert in lieu thereof a ".".

                  (b) Amendment to Section 11.02. Clause (4) of Section 11.02 of the Original Indenture is hereby amended to change the reference to "Section 8.09" therein to "Section 8.08".



#30122043.1
                                        v

                                   ARTICLE VI.

                                  MISCELLANEOUS

                  SECTION 1.061. Execution as Supplemental Indenture.

                  This Series 1986A Bond Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Series 1986A Bond Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms herein is in accordance with the definitions contained in the Original Indenture.

                  SECTION 1.062. Responsibility for Recitals, Etc.

                  The recitals contained herein and in the Bonds, except the Trustee's certificate of authentication, shall be taken as the statements of the Company and PNM, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Series 1986A Bond Supplemental Indenture or the Bonds.

                  SECTION 1.063. Provisions Binding on Successors.

                  All the covenants, stipulations, promises and agreements in this Series 1986A Bond Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.064. New York Contract.

                  This Series 1986A Bond Supplemental Indenture and each Bond shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said state.

                  SECTION 1.065. Counterparts.

                  This Series 1986A Bond Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the Company, PNM and the Trustee have caused this Series 1986A Bond Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.

                                    FIRST PV FUNDING CORPORATION

[CORPORATE SEAL]

                                    By      /s/  J.A. Barbara
                                       ----------------------------
                                                President

Attest:

   /s/  R.B. Goldstein
-----------------------
  Assistant Secretary




#30122043.1
                                       vi

                                   PUBLIC SERVICE COMPANY
                                     OF NEW MEXICO

[CORPORATE SEAL]

                                   By     /s/  B.D. Lackey
                                      -------------------------
                                      Senior Vice President and
                                       Chief Financial Officer

Attest:

   /s/  K.A. Knight
----------------------
  Assistant Secretary

                                   CHEMICAL BANK,
                                     as Trustee

[CORPORATE SEAL]

                                   By      /s/  T.J. Foley
                                      ------------------------
                                           Vice President

Attest:

   /s/  G. Mc Farlane
-------------------------
     Trust Officer


#30122043.1
                                       vii

                                                            Schedule 1
                                                                 to
                                                          SERIES 1986A BOND
                                                       SUPPLEMENTAL INDENTURE

                             [FORM OF FACE OF BOND]

No. R-                                                                   $
                                                                          -----
                          FIRST PV FUNDING CORPORATION

                       LEASE OBLIGATION BOND SERIES 1986A

INTEREST RATE                                                STATED MATURITY


REGISTERED HOLDER:


PRINCIPAL AMOUNT:                                                DOLLARS

                  FIRST PV FUNDING CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to the Registered Holder (named above) hereof, or registered assigns, the Principal Amount (stated above) on the Stated Maturity (stated above) and to pay interest thereon from the date hereof, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on July 15 and January 15, in each year, commencing January 15, 1987, at the Interest Rate (stated above) per annum, until the principal hereof is paid in full or made available for payment. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the person in whose name this Bond (or one or more Predecessor Securities, as defined in such Indenture) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 30 or December 31, as the case may be (whether or not a Business Day, as defined in such Indenture), next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder on such Regular Record Date, and may be paid to the person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of (and premium, if any) and interest on this Bond will be made at the corporate trust office of the Paying Agent, Chemical Bank (or if such office is not in the Borough of Manhattan, The City of New York, at either such office or an office to be maintained in such Borough), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of interest or may be made at the option of the Company by check mailed to the address of the Holder entitled thereto as such address shall appear on the Security Register.

                  Interest on any overdue principal and premium, if any, and (to the extent permitted by applicable law) any overdue interest shall be paid, on demand, from the due date thereof at the rate of interest per annum (computed on the basis of a 360-day year of twelve 30-day months) equal to 1% above the Interest Rate (stated above) on this Bond for the period during which any such principal, premium or interest shall be overdue.


#30122043.1
                                        1

                  Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  July 17, 1986

                                     FIRST PV FUNDING CORPORATION

                                     By
                                        -------------------------
                                               President
Attest:

---------------------
      Secretary


                     [FORM OF CERTIFICATE OF AUTHENTICATION]

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                     CHEMICAL BANK
                                       as Trustee

                                     By
                                        -------------------------
                                           Authorized Officer


#30122043.1
                                        2

                            [FORM OF REVERSE OF BOND]

                          FIRST PV FUNDING CORPORATION

                       LEASE OBLIGATION BOND SERIES 1986A

                  This Bond is one of an authorized issue of Securities of the Company known as its "Lease Obligation Bonds Series 1986A" (the "Bonds") issued under, and all equally and ratably secured by, a Collateral Trust Indenture dated as of December 16, 1985 among the Company, Public Service Company of New Mexico, a New Mexico corporation (herein called "PNM"), and Chemical Bank, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), as heretofore supplemented and as further supplemented and amended by the Series 1986A Bond Supplemental Indenture dated as of July 15, 1986 among such parties (collectively, the "Indenture") to which Indenture reference is hereby made for a description of the nature and extent of the securities and other property assigned, pledged and transferred thereunder, the respective rights of the holders of the Bonds and of the Trustee and the Company in respect of such security, and the terms upon which the Bonds are and are to be authenticated and delivered.

                  The principal of, and premium, if any, and interest on, this Bond are payable from, and secured by, the assets subject to the lien of the Indenture or the income and proceeds received by the Trustee therefrom, and all payments of principal, premium (if any) and interest shall be made in accordance with the terms of the Indenture.

                  The Indenture and each of the Participation Agreements among an Equity Investor (as hereinafter defined), a Lessor (as hereinafter defined), the Company, the Lease Indenture Trustee (as hereinafter defined) and certain other parties (each a "Participation Agreement") provide that, as and when issued, certain Nonrecourse Promissory Notes (the "Pledged Lessor Notes"), in aggregate principal amount of $253,677,000, to be issued by The First National Bank of Boston, as owner trustee under one or more separate Trust Agreements, with the respective institutional investors named in such Trust Agreements (The First National Bank of Boston in each of such capacities as owner trustee being herein called a "Lessor" and each such institutional investor being herein called an "Equity Investor"), will be included within the assets subject to the lien of the Indenture pursuant to indenture supplements. Such Pledged Lessor Notes are to be issued under separate documents entitled Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, each between a Lessor and Chemical Bank, as trustee (the "Lease Indenture Trustee") (each of such Trust Indentures, as it is executed and delivered and as thereafter amended in accordance with its terms, being herein called a "Lease Indenture"). Reference is made to each Lease Indenture for a description of the nature and extent of property to be assigned, pledged, transferred and mortgaged thereunder and the rights of the holders of notes issued thereunder, including the Pledged Lessor Notes. Except as expressly provided in a Lease Indenture, all payments of principal, premium, if any, and interest to be made on a Pledged Lessor Note and under such Lease Indenture will be made only from the assets subject to the lien of such Lease Indenture or the income and proceeds received by the Lease Indenture Trustee therefrom, including, in the case of each Lease Indenture, the rights of the Lessor which is a party thereto to receive basic rentals and certain other payments under a Lease with PNM relating to an undivided interest in certain assets constituting part of the Palo Verde Nuclear Generating Station (also known as the Arizona Nuclear Power Project) (each of such Leases, as it is executed and delivered and as to be hereafter amended in accordance with its terms being herein called a "Lease"), which basic rentals and other payments will be at least sufficient to provide for the payment of the principal of and premium, if any, and interest on each Pledged Lessor Note issued under such Lease Indenture. Each Holder hereof, by its acceptance of this Bond, agrees (x) that except as expressly provided above, it will look solely to the assets subject to the lien of the Indenture or the income and proceeds received by the Trustee therefrom, to the extent available for distribution to the Holder hereof as provided in the Indenture and (y) that none of an Equity Investor, a Lessor, a Lease Indenture Trustee or the Trustee is liable to the Holder hereof or, in the case of an Equity Investor, a Lessor and a Lease Indenture Trustee, to the Trustee for any amounts payable under this Bond or, except as provided in the Indenture with respect to the Trustee, for any liability under the Indenture. An Equity Investor shall not have any duty or responsibility under the Indenture or the Bonds to any Holder or to the Trustee.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of PNM and the Company and the rights of the Holders of the Securities under the Indenture at any time by PNM and the Company with the consent of the Holders of not less than a majority in aggregate principal amount

#30122043.1
                                        3
of the Securities at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by PNM and the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

                  As provided in the Indenture, the aggregate principal amount of Securities which may be issued thereunder is unlimited. The Bonds are limited in aggregate principal amount to $253,677,000, consisting of:

         Stated Maturity           Interest          Principal
           of Principal              Rate              Amount
           ------------              ----              ------

         July 15, 1991              8.3%            $25,332,000

         July 15, 1996              9.125%          $40,532,000

         January 15, 2014          10.3%           $187,813,000
                                                   ------------
                                                   $253,677,000

                  In the event  that one or more  Leases  are  terminated  under
Section 14 thereof, the Bonds with Stated Maturity of principal of January 15, 2014 are subject to mandatory redemption in part from time to time on not less than 20 nor more than 60 days' prior notice given as provided in the Indenture at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest to the date fixed for redemption, on the same date on which, and to the same extent that, the Pledged Lessor Notes relating to the Bonds are prepaid as provided in Section 5.2 of the Lease Indenture under which they were issued.

                  The Bonds of each Stated Maturity of principal are also subject to mandatory redemption pursuant to sinking fund installments, as more fully provided in the Indenture, at the principal amount thereof, together with interest accrued to the date fixed for redemption, on the dates and in the respective principal amounts set forth in the Indenture.

                  The sinking fund installments for the Bonds of a particular Stated Maturity of principal set forth in the Indenture may be adjusted once at the discretion of the Company prior to July 15, 1988, in connection with certain adjustments in basic rent pursuant to any of the Leases; provided, however, that no such adjustments shall be made by the Company which will increase or reduce the average life of such Bonds (calculated in accordance with generally accepted financial practice from the date of initial issuance thereof) by more than 6 months.

                  As provided in the Indenture, in connection with any mandatory sinking fund redemption of Bonds of a particular Stated Maturity or principal (other than Bonds of a Stated Maturity of principal of July 15, 1991), the Company may cause the Trustee first to select for such redemption Bonds of such Stated Maturity of principal held by PNM or any Affiliate of PNM.

                  In the event of any partial redemption of Bonds of a particular Stated Maturity of principal (other than pursuant to the aforementioned sinking fund), the principal amount of Bonds of such Stated Maturity of principal to be redeemed thereafter pursuant to the sinking fund schedule indicated in the Indenture shall be adjusted proportionately as nearly as practicable in accordance with Section 7.01 of the Indenture.

                  In addition, the Bonds (other than Bonds with a Stated Maturity of principal of July 15, 1991) are subject to redemption, in whole or in part, at any time, at the option of the Company, with monies deposited with the Trustee, on not less than 20 nor more than 60 days' notice given as provided in the Indenture, at the following redemption prices (expressed as a percentage of principal amount), together with interest accrued to the date fixed for redemption as follows:

#30122043.1
                                        4

                  Bonds with a Stated Maturity of principal of July 15, 1996 may be redeemed at a price of 109.125% of the principal amount thereof, such percentage to decline by 1.304 on July 15, 1987 and each second anniversary thereof and by 1.303 on July 15, 1988 and each second anniversary thereof, until such date as such percentage shall be 100%, and thereafter 100%; and

                  Bonds with a Stated Maturity of principal of January 15, 2014 may be redeemed at a price of 110.3% of the principal amount thereof, such percentage to decline by .412 on July 15, 1987 and each anniversary thereof, until such date as such percentage shall be 100%, and thereafter 100%;

provided, however, that no such redemption shall be made prior to July 15, 1991, directly or indirectly, as a part of, or in anticipation of any refunding operation involving the incurrence of indebtedness by the Company, any Lessor, PNM or any Affiliate of any thereof if such indebtedness has an effective interest cost to the Company, such Lessor, PNM or such Affiliate, as the case may be (computed in accordance with generally accepted financial practice), of less than 9.125% per annum in the case of Bonds with a Stated Maturity of principal of July 15, 1996, and 10.3% per annum in the case of Bonds with a Stated Maturity of principal of January 15, 2014.

                  In the case of any redemption of Bonds, unpaid interest installments whose Stated Maturity, as defined in the Indenture, is on or prior to the date fixed for redemption will be payable to the Holders of such Bonds or one or more Predecessor Securities of record at the close of business on the relevant Regular or Special Record Date referred to on the face hereof.

                  The Indenture provides that Bonds of a denomination larger than $1,000 may be redeemed in part ($1,000 or an integral multiple thereof) and that upon any partial redemption of any such Bond the same shall be surrendered at the corporate trust office of the Paying Agent in exchange for one or more new Bonds for the unredeemed portion thereof.

                  Bonds (or portions thereof as aforesaid) for whose redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption.

                  If an Event of Default, as defined in the Indenture, shall occur, the principal of this Bond may become or be declared due and payable, in the manner and with the effect provided in the Indenture.

                  This Bond is transferable by the registered owner hereof in person or by attorney authorized in writing, at the corporate trust office of the Bond Registrar, Chemical Bank (or if such office is not in the Borough of Manhattan, The City of New York, at either such office or an office to be maintained in such Borough), upon surrender of this Bond, and upon any such transfer a new Bond of the same Stated Maturity of principal, for the same aggregate principal amount, will be issued to the transferee in exchange herefor.

                  The Bonds are issuable only as registered Bonds without coupons in denominations of $1,000 and/or any integral multiple thereof. As provided in, and subject to the provisions of, the Indenture, Bonds of a particular Stated Maturity of principal are exchangeable for other Bonds of such Stated Maturity, but of a different authorized denomination or denominations, as requested by the Holder surrendering the same.

                  No service charge will be made to any Holder of Bonds for any such transfer or exchange, but the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment for registration of transfer, the person in whose name this Bond is registered shall be deemed to be the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, regardless of any notice to anyone to the contrary.


#30122043.1
                                        5

                  As provided in the Indenture, the Indenture and the Bonds shall be construed in accordance with and governed by the laws of the State of New York.
                                                              Schedule 2
                                                                  to
                                                           SERIES 1986A BOND
                                                        SUPPLEMENTAL INDENTURE

A. As used in this Series 1986A Bond Supplemental Indenture, the following terms have the following meanings:

                  (1)      Lease Indenture means each of:

                           (i) the Trust Indenture, Mortgage, Security Agreement
                  and Assignment of Rents, dated as of December 16, 1985, between the Indenture Trustee and Owner Trustee No. 1, as amended by Supplemental Indenture No. 1 thereto, dated as of July 15, 1986;

                           (ii) the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of December 16, 1985, between the Indenture Trustee and Owner Trustee No. 2, as amended by Supplemental Indenture No. 1 thereto, dated as of July 15, 1986; and

                           (iii) the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of December 16, 1985, between the Indenture Trustee and Owner Trustee No. 3, as amended by Supplemental Indenture No. 1 thereto, dated as of July 15, 1986.

                  (2)      Lessor Note means each of:

                           (i) the  Non-Recourse  Promissory  Note,  Fixed  Rate
                  Series (Due July 15, 1991) in the amount of $13,622,000 dated July 17, 1986, payable by Owner Trustee No. 1 to the Company.

                           (ii) the  Non-Recourse  Promissory  Note,  Fixed Rate
                  Series (Due July 15, 1996) in the amount of $20,851,000 dated July 17, 1986, payable by Owner Trustee No. 1 to the Company;

                           (iii) the  Non-Recourse  Promissory  Note, Fixed Rate
                  Series (Due January 15, 2012) in the amount of $95,177,000 dated July 17, 1986, payable by Owner Trustee No. 1;

                           (iv) the  Non-Recourse  Promissory  Note,  Fixed Rate
                  Series (Due July 15, 1991) in the amount of $7,017,000 dated July 17, 1986, payable by Owner Trustee No. 2 to the Company;

                           (v) the  Non-Recourse  Promissory  Note,  Fixed  Rate
                  Series (Due July 15, 1996) in the amount of $12,496,000 dated July 17, 1986, payable by Owner Trustee No. 2 to the Company;

                           (vi) the  Non-Recourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 2013) in the amount of $58,031,000 dated July 17, 1986, payable by Owner Trustee No. 2 to the Company;


#30122043.1
                                        1

                           (vii) the  Non-Recourse  Promissory  Note, Fixed Rate
                  Series (Due July 15, 1991) in the amount of $4,693,000 dated July 17, 1986, payable by Owner Trustee No. 3; and

                           (viii) the  Non-Recourse  Promissory Note, Fixed Rate
                  Series (Due July 15, 1996) in the amount of $7,185,000 dated July 17, 1986, payable by Owner Trustee No. 3 to the Company; and

                           (ix) the  Non-Recourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 2014) in the amount of $34,605,000 dated July 17, 1986, payable by Owner Trustee No. 3 to the Company.

                  (3) Lessor or Owner Trustee means The First National Bank of Boston, a national banking association (FNB), in its capacity as owner trustee under three separate Trust Agreements, each dated as of December 16, 1985, with the equity investor named therein, in such capacity Owner Trustee No. 1, Owner Trustee No. 2 and Owner Trustee No. 3, respectively.

                  (4) Indenture Trustee means Chemical Bank, a New York banking corporation, as Trustee.

                  (5)      Lease means each of:

                           (i) the  Facility  Lease,  dated as of  December  16,
                  1985, between PNM, as lessee, and Owner Trustee No. 1, as lessor, as amended by Amendment No. 1 thereto, dated as of July 15, 1986;

                           (ii) the  Facility  Lease,  dated as of December  16,
                  1985, between PNM, as lessee, and Owner Trustee No. 2, as lessor, as amended by Amendment No. 1 thereto, dated as of July 15, 1986; and

                           (iii) the  Facility  Lease,  dated as of December 16,
                  1985, between PNM, as lessee, and Owner Trustee No. 3, as lessor, as amended by Amendment No. 1 thereto, dated as of July 15, 1986.

                  (6)      Participation Agreement means each of:

                           (i) the Participation Agreement, dated as of December
                  16, 1985, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 1, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of July 15, 1986;

                           (ii) the Participation Agreement, dated as of December 16, 1985, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 2, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of July 15, 1986; and

                           (iii) the Participation Agreement, dated as of December 16, 1985, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 3, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of July 15, 1986.

#30122043.1
                                        2

                                                               EXHIBIT C to
                                                       Conformed Collateral
                                                            Trust Indenture
================================================================================



                          FIRST PV FUNDING CORPORATION,


                      PUBLIC SERVICE COMPANY OF NEW MEXICO


                                       and


                                 CHEMICAL BANK,
                                   as Trustee

                                   ----------


                    SERIES 1986B BOND SUPPLEMENTAL INDENTURE

                          dated as of November 18, 1986

                                       to

                           COLLATERAL TRUST INDENTURE

                          dated as of December 16, 1985


                                   ----------


                          Providing for the Issuance of
                          $460,000,000 Aggregate Amount
                     of Lease Obligation Bonds, Series 1986B
                  with the Interest Rates and Stated Maturities
                                Set Forth Herein

================================================================================



                      PALO VERDE NUCLEAR GENERATING STATION

                  SERIES 1986B BOND SUPPLEMENTAL INDENTURE, dated as of November 18, 1986 among FIRST PV FUNDING CORPORATION, a Delaware corporation (the Company), PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (PNM), and CHEMICAL BANK, a New York banking corporation, as trustee (the Trustee).


#30122046.1
                                        3

                  WHEREAS, the Company and PNM have heretofore executed and delivered to the Trustee an indenture dated as of December 16, 1985 (the Original Indenture) to provide for the issue from time to time of the Company's debentures, notes or other evidences of indebtedness to be issued in one or more series (the Securities);

                  WHEREAS, Section 2.03 of the Original Indenture provides, among other things, that PNM, the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of Securities of any series as permitted by Section 2.03 of the Original Indenture;

                  WHEREAS, PNM and the Company heretofore executed and delivered the Series 1986A Term Note Supplemental Indenture, dated as of July 31, 1986
(the Series 1986A Term Note  Supplemental  Indenture),  to the Trustee,  and the
Company issued thereunder a series of Securities designated "Term Lease Obligation Notes Series 1986A" in the aggregate principal amount of $40,000,000;

                  WHEREAS, Section 1.03 of the Series 1986A Term Note Supplemental Indenture provides, among other things, that the Term Lease Obligation Notes Series 1986A shall be redeemed in connection with the issuance of a series of Securities to effect a refunding of the same;

                  WHEREAS, PNM and the Company heretofore executed and delivered the Series 1986B Term Note Supplemental Indenture, dated as of August 12, 1986 (the Series 1986B Term Note Supplemental Indenture), to the Trustee, and the
Company issued thereunder a series of Securities designated "Term Lease Obligation Notes Series 1986B" in the aggregate principal amount of $325,960,123.15;

                  WHEREAS, Section 1.03 of the Series 1986B Term Note Supplemental Indenture provides, among other things, that the Term Lease Obligation Notes Series 1986B shall be redeemed in connection with the issuance of a series of Securities to effect a refunding of the same;

                  WHEREAS, PNM and the Company (i) desire the issuance by the Company of a new series of Securities to be designated as hereinafter provided to effect a refunding of the Term Lease Obligation Notes Series 1986A and the Term Lease Obligation Notes Series 1986B, and for certain other purposes, and
(ii) have requested the Trustee to enter into this Series 1986B Bond Supplemental Indenture (the Series 1986B Bond Supplemental Indenture) for the purpose of establishing the form and terms of the Securities of such series;

                  WHEREAS, all action on the part of the Company necessary to authorize the issuance of $460,000,000 principal amount of its Lease Obligation Bonds, Series 1986B (the Bonds) under the Original Indenture and this Series
1986B Bond Supplemental Indenture (said Original Indenture, as heretofore supplemented and amended and as supplemented by this Series 1986B Bond Supplemental Indenture, being hereinafter called the Indenture) has been duly taken;

                  WHEREAS,   the  Bonds  to  be  issued   hereunder  are  to  be
substantially in the form annexed as Schedule 1 hereto;

                  WHEREAS, to the extent not released on the date of initial issuance of the Bonds, the Company intends, in accordance with Sections 2.15(b) and 13.01 of the Original Indenture, to obtain the release of all or a portion of the remaining proceeds of sale of the Bonds by subjecting to the Lien of the Original Indenture, pursuant to one or more Supplemental Indentures of Pledge (each a Supplemental Indenture of Pledge, a form of which is attached as Exhibit A to this Series 1986B Bond Supplemental Indenture), all or some of the Lessor Notes described in Schedule 3 hereto;

                  WHEREAS, Section 11.01 of the Original Indenture provides that the Company and the Trustee may, without consent of the Holders of any Securities, enter into an indenture supplemental to the Original Indenture to cure a defective provision in the Original Indenture provided such action does not adversely affect the interest of the Holders of the Securities;


#30122046.1
                                        4

                  WHEREAS, the Company desires to make the amendment to Section 9.06(b) of the Original Indenture set forth in Article Three of this Series 1986B Bond Supplemental Indenture; and

                  WHEREAS, all acts and things necessary to make the Bonds, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the valid, binding and legal obligations of the Company, and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed, and the execution of this Series 1986B Bond Supplemental Indenture and the creation and issuance under the Indenture of $460,000,000 aggregate principal amount of the Bonds have in all respects been duly authorized, and the Company, in the exercise of legal right and power in it vested, executes this Series 1986B Bond Supplemental Indenture and proposes to create, execute, issue and deliver the Bonds:

                  NOW, THEREFORE, THIS SERIES 1986B BOND SUPPLEMENTAL INDENTURE
WITNESSETH:

                  That in order to establish the form and terms of and to authorize the authentication and delivery of the Bonds, and in consideration of the acceptance of the Bonds by the holders thereof and of the sum of one dollar duly paid to the Company by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company and PNM each covenant and agree with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Bonds, as follows:


                                   ARTICLE I.

                                    THE BONDS

                  SECTION 1.011. Terms of the Bonds.

                  There is hereby created a series of Securities designated "Lease Obligation Bonds, Series 1986B". Subject to the exceptions referred to in the Original Indenture, the aggregate principal amount of the Bonds that may be authenticated and delivered under this Series 1986B Bond Supplemental Indenture is limited to $460,000,000. Bonds in the aggregate principal amount of $460,000,000 may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.04 of the Original Indenture in the following amounts for the Stated Maturities of principal and at the interest rates indicated:

         Stated Maturity            Interest        Principal
           of Principal               Rate            Amount
           ------------               ----            ------

         January 15, 1992            8.05%           $ 13,988,000
         January 15, 1997            8.95              60,347,000
         January 15, 2016           10.15             385,665,000
                                                    -------------
                                                     $460,000,000

The Bonds shall be payable, bear interest and have and be subject to such other terms as provided in the form of Bond attached as Schedule 1 hereto.

                  SECTION 1.012.  Mandatory Redemption of the Bonds.


                  (a) Failure to Pledge Lessor Notes. If the Company shall (i) fail, on or before January 25, 1987, duly to subject to the Lien of the Indenture Lessor Notes (in addition to the Lessor Notes identified in Schedule 2 hereto) in the principal amount of $88,000,000 and with the amortizations of principal and bearing the interest rates set forth in Schedule 3 hereto or (ii) deliver to the Trustee, on or before January 25, 1987, irrevocable written notice that it shall not so subject such Lessor Notes, then, in either such event, on the Redemption Date established in accordance with Section 1.02(d) of

#30122046.1
                                        5
this Series 1986B Bond Supplemental Indenture, Bonds of the Stated Maturities of principal and in the aggregate principal amounts set forth in Section 1.02(c)(i) of this Series 1986B Bond Supplemental Indenture shall be redeemed from funds held by the Trustee pursuant to Section 2.15(a) of the Indenture and, to the extent the aforesaid funds shall not be sufficient to redeem such Bonds, funds provided by the Company.

                  (b) Termination of Lease. In the event that there shall occur under Section 14 of any Lease identified in Schedule 2 hereto or related to the Lessor Notes described in Schedule 3 hereto a termination of such Lease, Bonds with a Stated Maturity of principal of January 15, 2016 shall be redeemed, in part, in proportion to the principal amount of the Pledged Lessor Notes (as defined in Article II of this Series 1986B Bond Supplemental Indenture and identified in Schedules 2 and 3 hereto) related to such Lease (the Prepaid Lessor Notes) prepaid in accordance with their terms and Section 5.2 of the Lease Indenture under which such Pledged Lessor Notes are issued. Any such redemption shall be on the same date on which, and shall be made to the extent that, the Prepaid Lessor Notes are so prepaid.

                  (c)  Selection  of  Bonds  to be  Redeemed.  (i)  Attached  as
Schedule 3 hereto is a description of six Lessor Notes, three of which relate to a Lease with respect to an undivided interest in Palo Verde Nuclear Generating Station (PVNGS) Unit 1 and certain related common facilities (the Unit 1 Lessor Notes) and three of which relate to an undivided interest in PVNGS Unit 2 and certain related common facilities (the Unit 2 Lessor Notes). In the event of a redemption pursuant to Section 1.02(a) of this Series 1986B Bond Supplemental Indenture arising from a failure to pledge the Unit 1 Lessor Notes, the Bonds so to be redeemed shall (notwithstanding the first proviso to the first sentence of Section 6.02 of the Original Indenture) be selected from among the Stated Maturities of principal of the Bonds as follows: Bonds of a Stated Maturity of principal of January 15, 1992, $3,300,000; Bonds of a Stated Maturity of principal of January 15, 1997, $8,060,000; and Bonds of a Stated Maturity of principal of January 15, 2016, $48,640,000. In the event of a redemption pursuant to Section 1.02(a) of this Series 1986B Bond Supplemental Indenture arising from a failure to pledge the Unit 2 Lessor Notes, the Bonds so to be redeemed shall (notwithstanding the first proviso to the first sentence of Section 6.02 of the Original Indenture) be selected from among the Stated Maturities of principal of the Bonds as follows: Bonds of a Stated Maturity of principal of January 15, 1992, $1,270,000; Bonds of a Stated Maturity of principal of January 15, 1997, $3,501,000; and Bonds of a Stated Maturity of principal of January 15, 2016, $23,229,000.

                  (ii) In the event of a redemption of Bonds with a Stated Maturity of principal of January 15, 2016 pursuant to Section 1.02(b) of this Series 1986B Bond Supplemental Indenture, the Bonds so to be redeemed shall be selected in accordance with Section 6.02 of the Indenture, but without giving effect to the first proviso to the first sentence of such Section.

                  (d) Redemption Dates. (i) The Redemption Date for any Bond to be redeemed pursuant to Section 1.02(a) of this Series 1986B Bond Supplemental Indenture shall be a Business Day selected by the Company occurring at least 30 days after notice of such selection has been given by the Company to the Trustee; provided, however, that such Redemption Date shall in no event be later than April 25, 1987; provided further, however, that such Redemption Date shall be April 25, 1987 if the Company has not at least 35 days prior thereto given written notice of such selection of a Redemption Date to the Trustee.

                  (ii) The Redemption Date for any Bond to be redeemed pursuant to Section 1.02(b) of this Series 1986B Bond Supplemental Indenture shall be determined in accordance with such Section 1.02(b).

                  (e) Redemption Price. (i) The Redemption Price for any Bond to be redeemed pursuant to Section 1.02(a) of this Series 1986B Bond Supplemental Indenture shall be 101% of the principal amount thereof, together with accrued interest to the Redemption Date.

                  (ii) The Redemption Price for any Bond to be redeemed pursuant to Section 1.02(b) of this Series 1986B Bond Supplemental Indenture shall be 100% of the principal amount thereof, together with accrued interest to the Redemption Date.


#30122046.1
                                        6

                  SECTION 1.013. Optional Redemption of Bonds.

                  The Bonds may not be redeemed at the option of the Company prior to January 15, 1992. On and after January 15, 1992, Bonds with a Stated Maturity of principal of January 15, 1997 and Bonds with a Stated Maturity of principal of January 15, 2016 may be redeemed at the option of the Company, in whole or in part with monies deposited with the Trustee by the Company, as follows:

                  (a) Bonds with a Stated Maturity of principal of January 15, 1997 may be redeemed at the following redemption prices (expressed as a percentage of principal amount), together with interest accrued to the redemption date:

                          Twelve Month           Redemption
                        Period Beginning            Price
                        ----------------            -----

                       January 15, 1992          102.557%
                       January 15, 1993          101.279

and thereafter at the principal amount thereof, together with interest accrued to the Redemption Date.

                  (b) Bonds with a Stated Maturity of principal of January 15, 2016 may be redeemed at the following redemption prices (expressed as a percentage of principal amount), together with interest accrued to the Redemption Date:

                           Twelve Month          Redemption
                         Period Beginning           Price
                         ----------------           -----

                         January 15, 1992        108.120%
                         January 15, 1993        107.714
                         January 15, 1994        107.308
                         January 15, 1995        106.902
                         January 15, 1996        106.496
                         January 15, 1997        106.090
                         January 15, 1998        105.684
                         January 15, 1999        105.278
                         January 15, 2000        104.872
                         January 15, 2001        104.466
                         January 15, 2002        104.060
                         January 15, 2003        103.654
                         January 15, 2004        103.248
                         January 15, 2005        102.842
                         January 15, 2006        102.436
                         January 15, 2007        102.030
                         January 15, 2008        101.624
                         January 15, 2009        101.218
                         January 15, 2010        100.812
                         January 15, 2011        100.406

and thereafter at the principal amount thereof, together with interest accrued to the Redemption Date.


#30122046.1
                                        7

                  SECTION 1.014.  Sinking Fund.

                  (a) Amounts and Dates. The Bonds shall be redeemed through operation of a sinking fund. The amount of each Sinking Fund payment (subject to adjustment as provided in paragraphs (c) and (d) below) and each Sinking Fund Date applicable to a Stated Maturity of principal of the Bonds are as set forth below:

                            Stated Maturity of Principal
                            ----------------------------

      Sinking Fund      January 15,   January 15,      January 15,
          Date             1992          1997             2016
    ----------------     --------      --------        --------


    July 15, 1989       $   379,000
 January 15, 1990           773,000
    July 15, 1990         1,344,000
 January 15, 1991         2,221,000
    July 15, 1991         4,545,000
 January 15, 1992         4,726,000
    July 15, 1992                      $ 4,916,000
 January 15, 1993                        5,137,000
    July 15, 1993                        5,366,000
 January 15, 1994                        5,607,000
    July 15, 1994                        5,857,000
 January 15, 1995                        6,118,000
    July 15, 1995                        6,395,000
 January 15, 1996                        6,680,000
    July 15, 1996                        6,980,000
 January 15, 1997                        7,291,000
    July 15, 1997                                         $ 7,618,000
 January 15, 1998                                           8,005,000
    July 15, 1998                                           8,211,000
 January 15, 1999                                           7,383,000
    July 15, 1999                                           6,891,000
 January 15, 2000                                           6,921,000
    July 15, 2000                                           7,004,000
 January 15, 2001                                           6,739,000
    July 15, 2001                                           7,065,000
 January 15, 2002                                           7,116,000
    July 15, 2002                                           7,414,000
 January 15, 2003                                           7,439,000
    July 15, 2003                                           7,783,000
 January 15, 2004                                           7,839,000
    July 15, 2004                                           8,289,000
 January 15, 2005                                           8,352,000
    July 15, 2005                                           8,830,000
 January 15, 2006                                           9,063,000
    July 15, 2006                                           9,635,000
 January 15, 2007                                           9,250,000
    July 15, 2007                                          10,262,000
 January 15, 2008                                           9,892,000
    July 15, 2008                                          12,043,000
 January 15, 2009                                          11,501,000

#30122046.1
                                        8

    July 15, 2009                                          12,938,000
 January 15, 2010                                          12,367,000
    July 15, 2010                                          13,904,000
 January 15, 2011                                          13,301,000
    July 15, 2011                                          14,947,000
 January 15, 2012                                          14,309,000
    July 15, 2012                                          13,495,000
 January 15, 2013                                          10,850,000
    July 15, 2013                                          12,502,000
 January 15, 2014                                          11,555,000
    July 15, 2014                                          13,314,000
 January 15, 2015                                          19,217,000
    July 15, 2015                                          10,473,000
 January 15, 2016                                          11,948,000

                  (b) Selection of Bonds. The provisions of Section 7.02 of the Original Indenture to the contrary notwithstanding, the Trustee shall first select for redemption on any Sinking Fund Date on which Bonds with a Stated Maturity of principal of January 15, 2016 are to be redeemed in accordance with the Sinking Fund relating thereto, such Bonds, if any, of such Stated Maturity of principal, as the Company shall specify (by Bond number) are held by PNM or an Affiliate of PNM in a Company Request delivered to the Trustee at least 40 (but not more than 90) days prior to such Sinking Fund Date and upon which the Trustee may rely. Subject to the foregoing, particular Bonds to be redeemed on any Sinking Fund Date shall be selected in accordance with Section 7.02 of the Original Indenture.

                  (c) Optional Adjustment to Sinking Bond Fund for Bonds with a Stated Maturity of principal of January 15, 2016. The principal amount of Bonds with a Stated Maturity of principal of January 15, 2016 to be redeemed through operation of the Sinking Fund for such Bonds may be adjusted (upward or downward) at the discretion of the Company at one time prior to July 15, 1997; provided, however, that no such adjustment shall be made by the Company which will increase or reduce the average life of such Bonds (calculated in accordance with generally accepted financial practice from the date of initial issuance) by more than two years; provided further, however, such adjustment may only be made in connection with an adjustment to basic rent pursuant to Section 3(d) of one or more of the Leases identified in Schedule 2 hereto or related to the Lessor Notes described in Schedule 3 hereto. If the Company shall elect to make the foregoing adjustment, the Company shall deliver to the Trustee and PNM at least 60 days prior to the first Sinking Fund Date proposed to be affected by such adjustment, a Company Request (w) stating that the Company has elected to make such adjustment in connection with adjustments to basic rent under one or more of such Leases, (x) setting forth a revised schedule of principal amounts of the Sinking Fund applicable to such Bonds, (y) attaching a copy of the revised schedules of principal amortization for the related Pledged Lessor Notes (as defined in Article II of this Series 1986B Bond Supplemental Indenture and identified in Schedules 2 and 3 hereto) and (z) attaching calculations showing that (i) the average life of such Bonds will not be reduced or increased except as permitted by this paragraph (c), (ii) the aggregate principal amount of the Pledged Lessor Notes equals the aggregate principal amount of the Bonds and
(iii) the aggregate amortization of the principal amount of such Pledged Lessor Notes is sufficient to repay in full, as and when due, the principal amount of such Bonds as and when due, whether upon redemption through operation of the applicable Sinking Fund or at maturity. The Trustee may rely on such Company Request and shall have no duty with respect to the calculations referred to in the foregoing clause (z) other than to make them available for inspection by any Holder of such Bonds at the Corporate Trust Office upon reasonable notice. The Trustee shall, at the expense of PNM, send to each Holder of such Bonds at least 20 days before the first Sinking Fund Date to be affected thereby, by first class mail, a copy of such revised schedule of principal amounts of Sinking Fund payments applicable to such Bonds.

                  (d) Mandatory Adjustment to Sinking Funds. The second paragraph of Section 7.01 of the Original Indenture to the contrary notwithstanding, in the event that there shall have been any partial redemption of Bonds of a particular Stated Maturity of principal (other than pursuant to the Sinking Fund), the Sinking Fund payments thereafter to be made with respect to such Bonds shall be adjusted as follows. The Company shall first identify all related Pledged Lessor Notes (as defined in Article II of this Series 1986B Bond Supplemental Indenture and identified in Schedules 2 and 3 hereto) having the same maturity as the Bonds of such particular Stated Maturity of principal redeemed,

#30122046.1
                                        9
if any, which are outstanding following such redemption provided, however, that for purposes of this Section 1.04(d), any such Pledged Lessor Notes with a maturity subsequent to January 15, 2010 shall be deemed to have a maturity of January 15, 2016. Having identified all such outstanding Pledged Lessor Notes (the Outstanding Notes), the Company shall determine the dates on which the principal of such Outstanding Notes is to be amortized (the Scheduled Amortization Dates). The amount of the Sinking Fund payment scheduled to be made on each Sinking Fund Date subsequent to the date of such partial redemption shall then be adjusted to equal the aggregate principal amount of all Outstanding Notes scheduled to be amortized on the Scheduled Amortization Date corresponding to such Sinking Fund Date. All such adjustments in respect of Sinking Fund payments on a Sinking Fund Date shall be rounded to the nearest $1,000, and shall be subject to necessary further adjustment so that the total amount of such reduction is at least equal to the total principal amount of Bonds redeemed pursuant to such partial redemption. Having made the calculations required by the preceding two sentences, the Company shall deliver to the Trustee a Company Request not later than 30 days following any partial redemption of Bonds (other than pursuant to the Sinking Fund), setting forth (x) the schedules of principal amortization of all related Outstanding Notes having the same maturity as the Stated Maturity of principal of the Bonds redeemed and
(y) a revised schedule of Sinking Fund payments applicable to Bonds having the same Stated Maturity of principal as the Bonds redeemed. The Trustee may rely on such Company Request and shall have no duty with respect to the adjustments set forth therein other than to make them available for inspection by a Holder of Bonds at the Corporate Trust Office upon reasonable notice.

                  (e) Redemption Price. The Redemption Price for any Bond to be redeemed pursuant to Section 1.04(a) of this Series 1986B Bond Supplemental Indenture shall be 100% of the principal amount thereof, together with accrued interest to the Redemption Date.


                                   ARTICLE II.

                             PLEDGE OF LESSOR NOTES

                  SECTION 1.021. Pledge of Lessor Notes.

                  To secure the payment of the principal of and premium (if any) and interest on all the Securities from time to time Outstanding under the Indenture, and the performance of the covenants therein and herein contained, the Company by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and create a security interest in, unto the Trustee, the Lessor Notes identified on Schedule 2 hereto (herein, together with each Unit 1 Lessor Note and each Unit 2 Lessor Note which shall hereafter be subjected to the Lien of the Original Indenture by one or more Supplemental Indentures of Pledge, in the form attached hereto as Exhibit A, referred to as the Pledged Lessor Notes).

                  TO HAVE AND TO HOLD the aforesaid Pledged Lessor Notes identified on Schedule 2 hereto unto the Trustee and its successors and assigns forever, in trust and for the uses and purposes and subject to the covenants and conditions set forth in the Indenture.


                                  ARTICLE III.

                         AMENDMENT TO ORIGINAL INDENTURE

                  SECTION 1.031. Amendment to Original Indenture.

                  Section 9.06(b) of the Original Indenture is hereby amended, to read in its entirety as follows:

                  "At any time and from time to time prior to payment in full of any amounts to be paid by the Trustee pursuant to Section 2.15(b) in respect of any series of Securities (or prior to payment in full of any amount required to be paid by the Trustee in respect of such series of Securities pursuant to
Section 1.02(a) of the Series 1986B Bond Supplemental  Indenture,  dated

#30122046.1
                                       10
as of November 18, 1986, or analogous provisions of any other Series Supplemental Indenture), if at the time no Event of Default has occurred and is continuing, the Trustee shall, on Company Request, invest and reinvest in Permitted Investments as specified in such Company Request any monies from the sale of the Securities of such series at the time on deposit with the Trustee as part of the Pledged Property, together with any income and gains from the investment and reinvestment thereof, and sell any Permitted Investments, in either case, at such prices, including accrued interest, as are set forth in such Company Request, and such Permitted Investments shall be held by the Trustee until so sold in trust as part of the Pledged Property. The Trustee shall, on Company Request, sell such Permitted Investments as may be specified therein, and the Trustee shall, without Company Request, in the event monies are required for payment of any amounts to be paid by the Trustee pursuant to
Section 2.15(b) in respect of any series of Securities and for any payment of principal, premium, if any, or interest on any series of Securities, sell such Permitted Investments as are required to restore to cash as part of the Pledged Property such amounts as are needed for any such payments. The Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this subsection (b)."


                                   ARTICLE IV.

                                  MISCELLANEOUS

                  SECTION 1.041. Execution as Supplemental Indenture.

                  This Series 1986B Bond Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Series 1986B Bond Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms herein is in accordance with the definitions contained in the Original Indenture.

                  SECTION 1.042. Responsibility for Recitals, Etc.

                  The recitals contained herein and in the Bonds, except the Trustee's certificate of authentication, shall be taken as the statements of the Company and PNM, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Series 1986B Bond Supplemental Indenture or the Bonds.

                  SECTION 1.043. Provisions Binding on Successors.

                  All the covenants, stipulations, promises and agreements in this Series 1986B Bond Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.044. New York Contract.

                  This Series 1986B Bond Supplemental Indenture and each
Bond shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said state.

                  SECTION 1.045. Counterparts.

                  This Series 1986B Bond Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

#30122046.1
                                       11

                  IN WITNESS WHEREOF, the Company, PNM and the Trustee have caused this Series 1986B Bond Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.

                                       FIRST PV FUNDING CORPORATION
[CORPORATE SEAL]
                                       By  /s/  J.A. Barbera
                                          -------------------------
                                                 President
Attest:

    /s/  R. Franzen
-----------------------
  Assistant Secretary

                                       PUBLIC SERVICE COMPANY
                                         OF NEW MEXICO
[CORPORATE SEAL]

                                       By     /s/  B.D. Lackey
                                           ------------------------
                                              Vice President and
                                             Corporate Controller
Attest:

   /s/  K.A. Knight
-----------------------
  Assistant Secretary
                                       CHEMICAL BANK,
                                         as Trustee
[CORPORATE SEAL]

                                       By      /s/  T.J. Foley
                                           ------------------------
                                                Vice President
Attest:

  /s/  G.McFarlane
----------------------
     Trust Officer


#30122046.1
                                       12

                                                                SCHEDULE 1
                                                                    to
                                                             SERIES 1986B BOND
                                                          SUPPLEMENTAL INDENTURE


                             [FORM OF FACE OF BOND]


No. R-                                                                   $
                                                                          -----
                          FIRST PV FUNDING CORPORATION


                       LEASE OBLIGATION BOND, SERIES 1986B


INTEREST RATE                                                   STATED MATURITY


REGISTERED HOLDER:


PRINCIPAL AMOUNT:                                                   DOLLARS


                  FIRST PV FUNDING CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to the Registered Holder (named above) hereof, or registered assigns, the Principal Amount (stated above) on the Stated Maturity (stated above) and to pay interest thereon from the date hereof, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on July 15 and January 15, in each year, commencing January 15, 1987, at the Interest Rate (stated above) per annum, until the principal hereof is paid in full or made available for payment. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the person in whose name this Bond (or one or more Predecessor Securities, as defined in such Indenture) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 30 or December 31, as the case may be (whether or not a Business Day, as defined in such Indenture), next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder on such Regular Record Date, and may be paid to the person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of (and premium, if any) and interest on this Bond will be made at the corporate trust office of the Paying Agent, Chemical Bank (or if such office is not in the Borough of Manhattan, The City of New York, at either such office or an office to be maintained in such Borough), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, provided that payment of interest may be made at the option of the Company by check mailed to the address of the Holder entitled thereto as such address shall appear on the Security Register.

                  Interest on any overdue principal and premium, if any, and (to the extent permitted by applicable law) any overdue interest shall be paid, on demand, from the due date thereof at the rate of interest per annum (computed on the basis of a 360-day year of twelve 30-day months) equal to 1% above the Interest Rate (stated above) on this Bond for the period during which any such principal, premium or interest shall be overdue.

#30122046.1
                                        1

                  Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.
                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  November 25, 1986

                                       FIRST PV FUNDING CORPORATION


                                       By
                                          -------------------------
                                                  President
Attest:

----------------------
     Secretary


                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       CHEMICAL BANK
                                         as Trustee

                                       By
                                          ------------------------
                                             Authorized Officer

#30122046.1
                                        2

                            [FORM OF REVERSE OF BOND]

                          FIRST PV FUNDING CORPORATION

                       LEASE OBLIGATION BOND, SERIES 1986B

                  This Bond is one of an authorized issue of Securities of the Company known as its "Lease Obligation Bonds, Series 1986B" (the "Bonds") issued under, and all equally and ratably secured by, a Collateral Trust Indenture dated as of December 16, 1985 among the Company, Public Service Company of New Mexico, a New Mexico corporation (herein called "PNM"), and Chemical Bank, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), as heretofore supplemented and amended and as further supplemented and amended by the Series 1986B Bond Supplemental Indenture dated as of November 18, 1986 among such parties (collectively, the "Indenture") to which Indenture reference is hereby made for a description of the nature and extent of the securities and other property assigned, pledged and transferred thereunder, the respective rights of the holders of the Bonds and of the Trustee and the Company in respect of such security, and the terms upon which the Bonds are and are to be authenticated and delivered.

                  The principal of, and premium, if any, and interest on, this Bond are payable from, and secured by, the assets subject to the lien of the Indenture or the income and proceeds received by the Trustee therefrom, and all payments of principal, premium (if any) and interest shall be made in accordance with the terms of the Indenture.

                  The Indenture and each of the Participation Agreements among an Equity Investor (as hereinafter defined), a Lessor (as hereinafter defined), the Company, the Lease Indenture Trustee (as hereinafter defined) and certain other parties (each a "Participation Agreement") provide (or, in the case of each of two of such Participation Agreements to be hereafter entered into as contemplated by the Indenture, will upon execution and delivery thereof provide) that, as and when issued, certain Nonrecourse Promissory Notes (the "Pledged Lessor Notes"), in the aggregate principal amount of $460,000,000, to be issued by The First National Bank of Boston, as owner trustee under one or more separate Trust Agreements, with the respective institutional investors named in such Trust Agreements (The First National Bank of Boston in each of such capacities as owner trustee being herein called a "Lessor" and each such institutional investor being herein called an "Equity Investor"), will be included within the assets subject to the lien of the Indenture pursuant to indenture supplements. Such Pledged Lessor Notes are to be issued under separate documents entitled Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, each between a Lessor and Chemical Bank, as trustee (the "Lease Indenture Trustee") (each of such Trust Indentures, as and when it is executed and delivered and as thereafter amended in accordance with its terms, being herein called a "Lease Indenture"). Reference is made to each Lease Indenture for a description of the nature and extent of property to be assigned, pledged, transferred and mortgaged thereunder and the rights of the holders of notes issued thereunder, including the Pledged Lessor Notes. Except as expressly provided in a Lease Indenture, all payments of principal, premium, if any, and interest to be made on a Pledged Lessor Note and under such Lease Indenture will be made only from the assets subject to the lien of such Lease Indenture or the income and proceeds received by the Lease Indenture Trustee therefrom, including, in the case of each Lease Indenture, the rights of the Lessor which is a party thereto to receive basic rentals and certain other payments under a Lease with PNM relating to an undivided interest in certain assets constituting part of the Palo Verde Nuclear Generating Station (also known as the Arizona Nuclear Power Project) (each of such Leases, as and when it is executed and delivered and as thereafter amended in accordance with its terms, being herein called a "Lease"), which basic rentals and other payments will be at least sufficient to provide for the payment of the principal of and premium, if any, and interest on each Pledged Lessor Note issued under such Lease Indenture. Each Holder hereof, by its acceptance of this Bond, agrees (x) that except as expressly provided above, it will look solely to the assets subject to the lien of the Indenture or the income and proceeds received by the Trustee therefrom, to the extent available for distribution to the Holder hereof as provided in the Indenture and (y) that none of an Equity Investor, a Lessor, a Lease Indenture Trustee or the Trustee is liable to the Holder hereof or, in the case of an Equity Investor, a Lessor and a Lease Indenture Trustee, to the Trustee for any amounts payable under this Bond or, except as provided in the Indenture with respect to the Trustee, for any liability under the Indenture. An Equity Investor shall not have any duty or responsibility under the Indenture or the Bonds to any Holder or to the Trustee.


#30122046.1
                                        3

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of PNM and the Company and the rights of the Holders of the Securities under the Indenture at any time by PNM and the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by PNM and the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

                  As provided in the Indenture, the aggregate principal amount of Securities which may be issued thereunder is unlimited. The Bonds are limited in aggregate principal amount to $460,000,000, consisting of:

           Stated Maturity      Interest             Principal
             of Principal         Rate                 Amount
             ------------         ----                 ------

      January 15, 1992           8.05%               $13,988,000

      January 15, 1997           8.95                $60,347,000

      January 15, 2016          10.15               $385,665,000
                                                    ------------
                                                    $460,000,000

                  In the event  that one or more  Leases  are  terminated  under
Section 14 thereof, Bonds with a Stated Maturity of principal of January 15, 2016 are subject to mandatory redemption in part from time to time on not less than 20 nor more than 60 days' prior notice given as provided in the Indenture at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest to the date fixed for redemption, on the same date on which, and to the same extent that, the Pledged Lessor Notes relating to the Bonds are prepaid as provided in Section 5.2 of the Lease Indenture under which they were issued.

                  The Bonds of each Stated Maturity of principal are also subject to mandatory redemption pursuant to sinking fund installments, as more fully provided in the Indenture, at the principal amount thereof, together with interest accrued to the date fixed for redemption, on the dates and in the respective principal amounts set forth in the Indenture.

                  The sinking fund installments for Bonds with a Stated Maturity of principal of January 15, 2016 may be adjusted once at the discretion of the Company prior to July 15, 1997, in connection with certain adjustments in basic rent pursuant to any of the Leases; provided, however, that no such adjustments shall be made by the Company which will increase or reduce the average life of such Bonds (calculated in accordance with generally accepted financial practice from the date of initial issuance thereof) by more than two years.

                  As provided in the Indenture, in connection with any mandatory sinking fund redemption of Bonds with a Stated Maturity of principal of January 15, 2016, the Company may cause the Trustee first to select for such redemption Bonds of such Stated Maturity of principal held by PNM or any Affiliate of PNM.

                  In the event of any partial redemption of Bonds of a particular Stated Maturity of principal (other than pursuant to the aforementioned sinking fund), the principal amounts of Bonds of such Stated Maturity of principal to be redeemed thereafter pursuant to the sinking fund schedule indicated in the Indenture shall be adjusted in accordance with the Indenture.

                  As provided in the Indenture, in the event that the Company shall fail to pledge certain Nonrecourse Promissory Notes included within the term "Pledged Lessor Notes" (the "Lessor Notes") in the aggregate principal amount of $88,000,000 (and otherwise as required by the Indenture), on or prior to January 25, 1987, Bonds will be redeemed as provided in the Indenture

#30122046.1
                                        4

(allocated among the Stated Maturities of principal of the Bonds as provided in the Indenture) in the aggregate amount equal to the difference between $88,000,000 and the principal amount of such Lessor Notes so pledged (if any), at a redemption price equal to 101% of the principal amount thereof, plus accrued interest thereon to the date fixed for redemption.

                  In addition, the Bonds (other than Bonds with a Stated Maturity of principal of January 15, 1992) are subject to redemption, in whole or in part, at any time on and after January 15, 1992, at the option of the Company, with monies deposited with the Trustee, on not less than 20 nor more than 60 days' notice given as provided in the Indenture, as follows:

                  (a) Bonds with a Stated Maturity of principal of January 15, 1997 may be redeemed at the following redemption prices (expressed as a percentage of principal amount), together with interest accrued to the redemption date:

               Twelve Month                      Redemption
             Period Beginning                      Price
             ----------------                      -----

             January 15, 1992                      102.557%
             January 15, 1993                      101.279


and thereafter at the principal amount thereof, together with interest accrued to the redemption date.

                  (b) Bonds with a Stated Maturity of principal of January 15, 2016 may be redeemed at the following redemption prices (expressed as a percentage of principal amount), together with interest accrued to the redemption date:

                     Twelve Month                                Redemption
                   Period Beginning                                 Price
                   ----------------                                 -----

                   January 15, 1992                                108.120%
                   January 15, 1993                                107.714
                   January 15, 1994                                107.308
                   January 15, 1995                                106.902
                   January 15, 1996                                106.496
                   January 15, 1997                                106.090
                   January 15, 1998                                105.684
                   January 15, 1999                                105.278
                   January 15, 2000                                104.872
                   January 15, 2001                                104.466
                   January 15, 2002                                104.060
                   January 15, 2003                                103.654
                   January 15, 2004                                103.248
                   January 15, 2005                                102.842
                   January 15, 2006                                102.436
                   January 15, 2007                                102.030
                   January 15, 2008                                101.624
                   January 15, 2009                                101.218
                   January 15, 2010                                100.812
                   January 15, 2011                                100.406

and thereafter at the principal amount thereof, together with interest accrued to the redemption date.


#30122046.1
                                        5

                  In the case of any redemption of Bonds, unpaid interest installments whose Stated Maturity, as defined in the Indenture, is on or prior to the date fixed for redemption will be payable to the Holders of such Bonds or one or more Predecessor Securities of record at the close of business on the relevant Regular or Special Record Date referred to on the face hereof.

                  The Indenture provides that Bonds of a denomination larger than $1,000 may be redeemed in part ($1,000 or an integral multiple thereof) and that upon any partial redemption of any such Bond the same shall be surrendered at the corporate trust office of the Paying Agent in exchange for one or more new Bonds for the unredeemed portion thereof.

                  Bonds (or portions thereof as aforesaid) for whose redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption.

                  If an Event of Default, as defined in the Indenture, shall occur, the principal of this Bond may become or be declared due and payable, in the manner and with the effect provided in the Indenture.

                  This Bond is transferable by the registered owner hereof in person or by attorney authorized in writing, at the corporate trust office of the Bond Registrar, Chemical Bank (or if such office is not in the Borough of Manhattan, The City of New York, at either such office or an office to be maintained in such Borough), upon surrender of this Bond, and upon any such transfer a new Bond of the same Stated Maturity of principal, for the same aggregate principal amount, will be issued to the transferee in exchange herefor.

                  The Bonds are issuable only as registered Bonds without coupons in denominations of $1,000 and/or any integral multiple thereof. As provided in, and subject to the provisions of, the Indenture, Bonds of a particular Stated Maturity of principal are exchangeable for other Bonds of such Stated Maturity, but of a different authorized denomination or denominations, as requested by the Holder surrendering the same.

                  No service charge will be made to any Holder of Bonds for any such transfer or exchange, but the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment for registration of transfer, the person in whose name this Bond is registered shall be deemed to be the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, regardless of any notice to anyone to the contrary.

                  As provided in the Indenture, the Indenture and the Bonds shall be construed in accordance with and governed by the laws of the State of New York.


#30122046.1
                                        6

                                                               SCHEDULE 2
                                                                   to
                                                            SERIES 1986B BOND
                                                         SUPPLEMENTAL INDENTURE



A. As used in this Series 1986B Bond Supplemental Indenture, the following terms have the following meanings:

                  (1)      Lease Indenture means each of:

                           (i) the Trust Indenture, Mortgage, Security Agreement
                  and Assignment of Rents, dated as of December 16, 1985, between the Indenture Trustee and Owner Trustee No. 1, as amended by Supplemental Indenture No. 1 thereto, dated as of July 15, 1986, and Supplemental Indenture No. 2 thereto, dated as of November 18, 1986

                           (ii) the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of December 16, 1985, between the Indenture Trustee and Owner Trustee No. 2, as amended by Supplemental Indenture No. 1 thereto, dated as of July 15, 1986, and Supplemental Indenture No. 2 thereto, dated as of November 18, 1986

                           (iii) the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of December 16, 1985, between the Indenture Trustee and Owner Trustee No. 3, as amended by Supplemental Indenture No. 1 thereto, dated as of July 15, 1986, and Supplemental Indenture No. 2 thereto, dated as of November 18, 1986

                           (iv) the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of July 31, 1986, between the Indenture Trustee and Owner Trustee No. 4, as amended by Supplemental Indenture No. 1 thereto, dated as of November 18, 1986;

                           (v) the Trust Indenture, Mortgage, Security Agreement
                  and Assignment of Rents, dated as of August 12, 1986, between the Indenture Trustee and Owner Trustee No. 5, as amended by Supplemental Indenture No. 1 thereto, dated as of November 18, 1986;

                           (vi) the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of August 12, 1986, between the Indenture Trustee and Owner Trustee No. 6, as amended by Supplemental Indenture No. 1 thereto, dated as of November 18, 1986;

                           (vii) the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of August 12, 1986, between the Indenture Trustee and Owner Trustee No. 7, as amended by Supplemental Indenture No. 1 thereto, dated as of November 18, 1986;

                           (viii) the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of August 12, 1986, between the Indenture Trustee and Owner Trustee No. 8, as amended by Supplemental Indenture No. 1 thereto, dated as of November 18, 1986; and

#30122046.1
                                        1

                           (ix) the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of August 12, 1986, between the Indenture Trustee and Owner Trustee No. 9, as amended by Supplemental Indenture No. 1 thereto, dated as of November 18, 1986.

                  (2)  Lessor Note  means each of:

                           (i) the Non-Recourse  Promissory  Note,  Releveraging
                  Series (Due January 15, 2015) in the amount of $2,350,000, dated November 25, 1986, payable by Owner Trustee No. 1 to the Company;

                           (ii) the Nonrecourse  Promissory  Note,  Releveraging
                  Series (Due January 15, 2015) in the amount of $2,456,000, dated November 25, 1986, payable by Owner Trustee No. 2 to the Company;

                           (iii) the Nonrecourse  Promissory Note,  Releveraging
                  Series (Due January 15, 2015) in the amount of $1,235,000, dated November 25, 1986, payable by Owner Trustee No. 3 to the Company;

                           (iv) the  Nonrecourse  Promissory  Note,  Fixed  Rate
                  Series (Due January 15, 1992) in the amount of $1,501,000 dated November 25, 1986, payable by Owner Trustee No. 4 to the Company;

                           (v) the Nonrecourse Promissory Note, Fixed Rate Series (Due January 15, 1997) in the amount of $5,626,000 dated November 25, 1986, payable by Owner Trustee No. 4 to the Company;

                           (vi) the  Nonrecourse  Promissory  Note,  Fixed  Rate
                  Series (Due January 15, 2015) in the amount of $32,873,000 dated November 25, 1986, payable by Owner Trustee No. 4 to the Company;

                           (vii) the  Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 1992) in the amount of $1,737,000 dated November 25, 1986, payable by Owner Trustee No. 5 to the Company;

                           (viii) the Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 1997) in the amount of $10,653,000 dated November 25, 1986, payable by Owner Trustee No. 5 to the Company;

                           (ix) the  Nonrecourse  Promissory  Note,  Fixed  Rate
                  Series (Due January 15, 2016) in the amount of $71,610,000 dated November 25, 1986, payable by Owner Trustee No. 5 to the Company;

                           (x) the Nonrecourse Promissory Note, Fixed Rate Series (Due January 15, 1992) in the amount of $2,716,000 dated November 25, 1986, payable by Owner Trustee No. 6 to the Company; and

                           (xi) the  Nonrecourse  Promissory  Note,  Fixed  Rate
                  Series (Due January 15, 1997) in the amount of $10,645,000 dated November 25, 1986, payable by Owner Trustee No. 6 to the Company;


#30122046.1
                                        2

                           (xii) the  Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due July 15, 2012) in the amount of $60,598,000 dated November 25, 1986, payable by Owner Trustee No. 6 to the Company.

                           (xiii) the Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 1992) in the amount of $993,000 dated November 25, 1986, payable by Owner Trustee No. 7 to the Company.

                           (xiv) the  Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 1997) in the amount of $6,087,000 dated November 25, 1986, payable by Owner Trustee No. 7 to the Company;

                           (xv) the  Nonrecourse  Promissory  Note,  Fixed  Rate
                  Series (Due January 15, 2016) in the amount of $40,920,000 dated November 25, 1986, payable by Owner Trustee No. 7 to the Company;

                           (xvi) the  Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 1992) in the amount of $827,000 dated November 25, 1986, payable by Owner Trustee No. 8 to the Company;

                           (xvii) the Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 1997) in the amount of $5,072,000 dated November 25, 1986, payable by Owner Trustee No. 8 to the Company;

                           (xviii) the Nonrecourse  Promissory  Note, Fixed Rate
                  Series (Due January 15, 2016) in the amount of $34,101,000 dated November 25, 1986, payable by Owner Trustee No. 8 to the Company;

                           (xix) the  Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 1992) in the amount of $1,644,000 dated November 25, 1986, payable by Owner Trustee No. 9 to the Company;

                           (xx) the  Nonrecourse  Promissory  Note,  Fixed  Rate
                  Series (Due January 15, 1997) in the amount of $10,703,000 dated November 25, 1986, payable by Owner Trustee No. 9 to the Company; and

                           (xxi) the  Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 2016) in the amount of $67,653,000 dated November 25, 1986, payable by Owner Trustee No. 9 to the Company.

                  (3) Lessor or Owner Trustee means The First National Bank of Boston, a national banking association (FNB), in its capacity as owner trustee under nine separate Trust Agreements, respectively dated as of December 16, 1985, July 31, 1986 or August 12, 1986, with the equity investor named therein; in such capacity referred to as Owner Trustee No. 1, Owner Trustee No. 2, Owner Trustee No. 3, Owner Trustee No. 4, Owner Trustee No. 5, Owner Trustee No. 6, Owner Trustee No. 7, Owner Trustee No. 8 and Owner Trustee No. 9, respectively.

                  (4) Indenture Trustee means Chemical Bank, a New York banking corporation, as Trustee.

                  (5) Lease means each of:

                           (i) the  Facility  Lease,  dated as of  December  16,
                  1985, between PNM, as lessee, and Owner Trustee No. 1, as lessor, as amended by Amendment No. 1
#30122046.1
                                        3
                  thereto, dated as of July 15, 1986, and by Amendment No. 2 thereto, dated as of November 18, 1986

                           (ii) the  Facility  Lease,  dated as of December  16,
                  1985, between PNM, as lessee, and Owner Trustee No. 2, as lessor, as amended by Amendment No. 1 thereto, dated as of July 15, 1986, and by Amendment No. 2 thereto, dated as of November 18, 1986

                           (iii) the  Facility  Lease,  dated as of December 16,
                  1985, between PNM, as lessee, and Owner Trustee No. 3, as lessor, as amended by Amendment No. 1 thereto, dated as of July 15, 1986, and by Amendment No. 2 thereto, dated as of November 18, 1986

                           (iv) the Facility  Lease,  dated as of July 31, 1986,
                  between PNM, as lessee, and Owner Trustee No. 4, as lessor, as amended by Amendment No. 1 thereto, dated as of November 18, 1986;

                           (v) the Facility Lease,  dated as of August 12, 1986,
                  between PNM, as lessee, and Owner Trustee No. 5, as lessor, as amended by Amendment No. 1 thereto, dated as of November 18, 1986;

                           (vi) the Facility Lease, dated as of August 12, 1986,
                  between PNM, as lessee, and Owner Trustee No. 6, as lessor, as amended by Amendment No. 1 thereto, dated as of November 18, 1986;

                           (vii) the  Facility  Lease,  dated as of  August  12,
                  1986, between PNM, as lessee, and Owner Trustee No. 7, as lessor, as amended by Amendment No. 1 thereto, dated as of November 18, 1986;

                           (viii) the Facility Lease, dated as of August 12, 1986, between PNM, as lessee, and Owner Trustee No. 8, as lessor, as amended by Amendment No. 1 thereto, dated as of November 18, 1986; and

                           (ix) the Facility Lease, dated as of August 12, 1986,
                  between PNM, as lessee, and Owner Trustee No. 9, as lessor, as amended by Amendment No. 1 thereto, dated as of November 18, 1986.

                  (6)      Participation Agreement means each of:

                           (i) the Participation Agreement, dated as of December
                  16, 1985, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 1, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of July 15, 1986 and Amendment No. 2 thereto, dated as of November 18, 1986;

                           (ii) the Participation Agreement, dated as of December 16, 1985, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 2, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of July 15, 1986 and Amendment No. 2 thereto, dated as of November 18, 1986;


#30122046.1
                                        4

                           (iii) the Participation Agreement, dated as of December 16, 1985, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 3, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of July 15, 1986 and Amendment No. 2 thereto, dated as of November 18, 1986;

                           (iv) the  Participation  Agreement,  dated as of July
                  31, 1986, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 4, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of November 18, 1986;

                           (v) the Participation  Agreement,  dated as of August
                  12, 1986, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 5, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of November 18, 1986;

                           (vi) the Participation Agreement,  dated as of August
                  12, 1986, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 6, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of November 18, 1986;

                           (vii) the Participation Agreement, dated as of August
                  12, 1986, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 7, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of November 18, 1986;

                           (viii) the Participation Agreement, dated as of August 12, 1986, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 8, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of November 18, 1986; and

                           (ix) the Participation Agreement,  dated as of August
                  12, 1986, among the Owner Participant designated therein, the Company, FNB, in its individual capacity and as Owner Trustee No. 9, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM, as amended by Amendment No. 1 thereto, dated as of November 18, 1986.


#30122046.1
                                        5

                                                               SCHEDULE 3
                                                                   to
                                                            SERIES 1986B BOND
                                                         SUPPLEMENTAL INDENTURE


                       DESCRIPTION OF CERTAIN LESSOR NOTES


                  (A) The following Lessor Notes relate to a Lease with respect to an undivided interest in PVNGS Unit 1 and certain related common facilities:

                           (i) the Nonrecourse Promissory Note, Fixed Rate Series (Due January 15, 1992), in the amount of $3,300,000, bearing interest at 8.05%, the principal amount of which amortizes as follows:

                          Payment                       Principal
                           Date                       Amount Payable
                           ----                       --------------

                    July 15, 1989                         $  379,000
                    January 15, 1990                         539,000
                    July 15, 1990                            561,000
                    January 15, 1991                         583,000
                    July 15, 1991                            607,000
                    January 15, 1992                         631,000
                                                         -----------
                    Principal Amount                      $3,300,000
                                                         ===========


                           (ii) the  Nonrecourse  Promissory  Note,  Fixed  Rate
                  Series (Due January 15, 1997), in the amount of $8,060,000, bearing interest at 8.95%, the principal amount of which amortizes as follows:

                         Payment                          Principal
                           Date                        Amount Payable
                           ----                        --------------

                    July 15, 1992                          $ 657,000
                    January 15, 1993                         686,000
                    July 15, 1993                            717,000
                    January 15, 1994                         749,000
                    July 15, 1994                            782,000
                    January 15, 1995                         817,000
                    July 15, 1995                            854,000
                    January 15, 1996                         892,000
                    July 15, 1996                            932,000
                    January 15, 1997                         974,000
                                                          ----------
                    Principal Amount                      $8,060,000
                                                          ==========

                           (iii) the  Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 2015), in the amount of $48,640,000, bearing interest at 10.15%, the principal amount of which amortizes as follows:


#30122046.1
                                        1

                    July 15, 1997                       $1,017,000
                    January 15, 1998                     1,069,000
                    July 15, 1998                        1,123,000
                    January 15, 1999                     1,180,000
                    July 15, 1999                        1,240,000
                    January 15, 2000                     1,303,000
                    July 15, 2000                        1,217,000
                    January 15, 2001                       939,000
                    July 15, 2001                        1,053,000
                    January 15, 2002                       967,000
                    July 15, 2002                        1,065,000
                    January 15, 2003                       960,000
                    July 15, 2003                        1,077,000
                    January 15, 2004                       979,000
                    July 15, 2004                        1,143,000
                    January 15, 2005                     1,039,000
                    July 15, 2005                        1,214,000
                    January 15, 2006                     1,103,000
                    July 15, 2006                        1,288,000
                    January 15, 2007                     1,171,000
                    July 15, 2007                        1,368,000
                    January 15, 2008                     1,243,000
                    July 15, 2008                        1,452,000
                    January 15, 2009                     1,319,000
                    July 15, 2009                        1,541,000
                    January 15, 2010                     1,400,000
                    July 15, 2010                        1,636,000
                    January 15, 2011                     1,486,000
                    July 15, 2011                        1,737,000
                    January 15, 2012                     1,577,000
                    July 15, 2012                        1,844,000
                    January 15, 2013                     1,674,000
                    July 15, 2013                        1,957,000
                    January 15, 2014                     1,777,000
                    July 15, 2014                        2,077,000
                    January 15, 2015                     2,405,000
                                                       -----------
                    Principal Amount                   $48,640,000
                                                       ===========


                  (B) The following Lessor Notes relate to a Lease with respect to an undivided interest in PVNGS Unit 2 and certain related common facilities:

                           (i) the Nonrecourse Promissory Note, Fixed Rate Series (Due January 15, 1992), in the amount of $1,270,000, bearing interest at 8.05%, the principal amount of which amortizes as follows:


#30122046.1
                                        2

                        Payment                         Principal
                          Date                        Amount Payable
                          ----                        --------------

                    January 15, 1990                      $  234,000
                    July 15, 1990                            244,000
                    January 15, 1991                         254,000
                    July 15, 1991                            264,000
                    January 15, 1992                         274,000
                                                          ----------
                    Principal Amount                      $1,270,000
                                                          ==========


                           (ii) the  Nonrecourse  Promissory  Note,  Fixed  Rate
                  Series (Due January 15, 1997), in the amount of $3,501,000, bearing interest at 8.95%, the principal amount of which amortizes as follows:

                        Payment                          Principal
                          Date                         Amount Payable
                          ----                         --------------

                    July 15, 1992                           $285,000
                    January 15, 1993                         298,000
                    July 15, 1993                            311,000
                    January 15, 1994                         325,000
                    July 15, 1994                            340,000
                    January 15, 1995                         355,000
                    July 15, 1995                            371,000
                    January 15, 1996                         388,000
                    July 15, 1996                            405,000
                    January 15, 1997                         423,000
                                                          ----------
                    Principal Amount                      $3,501,000
                                                          ==========

                           (iii) the  Nonrecourse  Promissory  Note,  Fixed Rate
                  Series (Due January 15, 2016), in the amount of $23,229,000, bearing interest at 10.15%, the principal amount of which amortizes as follows:

                         Payment                         Principal
                           Date                        Amount Payable

                    July 15, 1997                          $442,000
                    January 15, 1998                        465,000
                    July 15, 1998                           488,000
                    January 15, 1999                        513,000
                    July 15, 1999                           539,000
                    January 15, 2000                        566,000
                    July 15, 2000                           585,000
                    January 15, 2001                        416,000
                    July 15, 2001                           464,000
                    January 15, 2002                        427,000
                    July 15, 2002                           468,000
                    January 15, 2003                        422,000

#30122046.1
                                        3

                        Payment                          Principal
                         Date                          Amount Payable
                         ----                          --------------

                    July 15, 2003                           372,000
                    January 15, 2004                        430,000
                    July 15, 2004                           501,000
                    January 15, 2005                        456,000
                    July 15, 2005                           532,000
                    January 15, 2006                        484,000
                    July 15, 2006                           565,000
                    January 15, 2007                        514,000
                    July 15, 2007                           600,000
                    January 15, 2008                        545,000
                    July 15, 2008                           637,000
                    January 15, 2009                        579,000
                    July 15, 2009                           676,000
                    January 15, 2010                        614,000
                    July 15, 2010                           717,000
                    January 15, 2011                        652,000
                    July 15, 2011                           762,000
                    January 15, 2012                        692,000
                    July 15, 2012                           808,000
                    January 15, 2013                        734,000
                    July 15, 2013                           858,000
                    January 15, 2014                        780,000
                    July 15, 2014                           911,000
                    January 15, 2015                        827,000
                    July 15, 2015                           968,000
                    January 15, 2016                      1,120,000
                                                        -----------

                    Principal Amount                    $23,229,000
                                                        ===========


#30122046.1
                                        4

                                                                 EXHIBIT A
                                                                    to
                                                             Series 1986B Bond
                                                          Supplemental Indenture

================================================================================


                          FIRST PV FUNDING CORPORATION,

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                                       and

                                 CHEMICAL BANK,
                                   as Trustee


                                   ----------


                      UNIT   SUPPLEMENTAL INDENTURE OF PLEDGE
                          --

                      (LEASE OBLIGATION BONDS SERIES 1986B)


                              dated December , 1986


                                       to


                           COLLATERAL TRUST INDENTURE

                          dated as of December 16, 1985


                                   ----------


                           Providing for the Pledge of
                           the Lessor Notes Specified
                              on Schedule 1 hereto

================================================================================

                      PALO VERDE NUCLEAR GENERATING STATION

#30122046.1
                                        1

                  UNIT SUPPLEMENTAL INDENTURE OF PLEDGE (LEASE OBLIGATION BONDS, SERIES 1986B), dated December , 1986, among FIRST PV FUNDING CORPORATION, a Delaware corporation (the Company), PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (PNM), and CHEMICAL BANK, as trustee (the Trustee).

                  WHEREAS, the Company and PNM have heretofore executed and delivered to the Trustee an indenture dated as of December 16, 1985 (as heretofore amended and supplemented, the Original Indenture);

                  WHEREAS, Section 11.01(4) of the Original Indenture provides, among other things, that the Company and the Trustee may, without the consent of the Holders of any Securities, enter into an indenture supplemental to the Original Indenture to convey, transfer and assign to the Trustee, and to subject to the Lien of the Original Indenture additional Pledged Lessor Notes;

                  WHEREAS, PNM and the Company have heretofore executed and delivered the Series 1986B Bond Supplemental Indenture, dated as of November 18, 1986 (the Series 1986B Bond Supplemental Indenture), to the Trustee, and the Company issued thereunder a series of Securities designated "Lease Obligation Bonds, Series 1986B" (the Series 1986B Securities) in the aggregate principal amount of $460,000,000;

                  WHEREAS, the Company, in accordance with Section 2.15(a) of the Original Indenture, deposited with the Trustee the proceeds of sale of the Series 1986B Securities;

                  WHEREAS,  the Company has heretofore obtained the release of
$            from such proceeds of sale;
 ----------

                  WHEREAS, the Company, (i) in accordance with Sections 2.15(b) and 13.01 of the Original Indenture, desires to obtain the release of $ from such proceeds of sale and to cause the application thereof in the manner specified by such Section 2.15(b) and (ii) has requested the Trustee to enter into this Supplemental Indenture of Pledge for the purpose, among others, of meeting the condition to such release set forth in clause (a) of such Section 13.01; and

                  WHEREAS, all acts and things necessary to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed, and the execution of this Supplemental Indenture of Pledge has in all respects been duly authorized, and the Company, in the exercise of legal right and power in it vested, executes this Supplemental Indenture of Pledge;

                  NOW,   THEREFORE,   THIS  SUPPLEMENTAL   INDENTURE  OF  PLEDGE
WITNESSETH:

                  That in consideration of the premises and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company and PNM each covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:


                                   ARTICLE I.

                             PLEDGE OF LESSOR NOTES

                  To secure the payment of the principal of, premium (if any) and interest on all the Securities from time to time Outstanding under the Original Indenture, and the performance of the covenants therein and herein contained, the Company by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and create a security interest in, unto the Trustee, the Lessor Notes identified on Schedule 1 hereto (herein referred to as the Pledged Lessor Notes).


#30122046.1
                                        2

                  TO HAVE AND TO HOLD the aforesaid Pledged Lessor Notes unto the Trustee and its successors and assigns forever, in trust and for the uses and purposes and subject to the covenants and conditions set forth in the Original Indenture.


                                   ARTICLE II.

                                  MISCELLANEOUS

                  SECTION 1.021. Execution as Supplemental Indenture.

                  This Supplemental Indenture of Pledge is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Supplemental Indenture of Pledge forms a part thereof. Except as herein or in Schedule 1 hereto expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture.

                  SECTION 1.022. Responsibility for Recitals, Etc.

                  The recitals contained herein shall be taken as the statements of the Company and PNM, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture of Pledge or the Series 1986B Securities.

                  SECTION 1.023. Provisions Binding on Successors.

                  All the covenants, stipulations, promises and agreements in this Supplemental Indenture of Pledge contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.024. New York Contract.

                  This Supplemental Indenture of Pledge shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state.

                  SECTION 1.025. Counterparts.

                  This  Supplemental  Indenture of Pledge may be executed in any
number  of  counterparts,   each  of  which  shall  be  an  original;  but  such
counterparts shall together constitute but one and the same instrument.


#30122046.1
                                        3

                  IN WITNESS WHEREOF, the Company, PNM and the Trustee have caused this Supplemental Indenture of Pledge to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.

                                       FIRST PV FUNDING CORPORATION


[CORPORATE SEAL]

                                       By
                                          -------------------------
                                          Title:

Attest:


----------------------
       Secretary

                                       PUBLIC SERVICE COMPANY
                                         OF NEW MEXICO


[CORPORATE SEAL]

                                       By
                                          ------------------------
                                          Title:

Attest:


----------------------
       Secretary

                                       CHEMICAL BANK,
                                         as Trustee


[CORPORATE SEAL]

                                       By
                                          -----------------------
                                               Vice President

Attest:

----------------------
     Trust Officer


#30122046.1
                                        4

                                                              SCHEDULE 1
                                                                  to
                                                        SUPPLEMENTAL INDENTURE
                                                               OF PLEDGE


                  As  used  in  this  Supplemental   Indenture  of  Pledge,  the
following terms have the following meanings:

                  (1) Lease Indenture means the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of December __, 1986, between the Indenture Trustee and the Owner Trustee.

                  (2)  Lessor  Note means  each of the  Non-Recourse  Promissory
Note, Fixed Rate Series (Due January 15, 1992), in the amount of $ , the Non-Recourse Promissory Note, Fixed Rate Series (Due January 15, 1997), in the amount of $ and the Non-Recourse Promissory Note, Fixed Rate Series (Due January 15, 201 ), in the amount of $ , each dated December , 1986, payable by the Owner Trustee to the Company.

                  (3) Lessor or Owner Trustee means The First National Bank of Boston, a national banking association (FNB), in its capacity as owner trustee under the Trust Agreement, dated as of December , 1986, with the owner participant named therein.

                  (4) Indenture Trustee means Chemical Bank, a New York banking corporation, as Trustee.

                  (5) Lease means the Facility Lease, dated as of December __ , 1986, between PNM, as lessee, and the Owner Trustee, as lessor.

                  (6) Participation Agreement means the Participation Agreement dated as of December , 1986, among the Owner Participant party thereto, the Company, FNB in its individual capacity and as Owner Trustee, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM.

#30122046.1
                                        1

                                TABLE OF CONTENTS

                                                                           Page


ARTICLE I.  THE BONDS.......................................................  2

         SECTION 1.01.    Terms of the Bonds................................  2

         SECTION 1.02.    Mandatory Redemption of the Bonds.................  3

         SECTION 1.03.    Optional Redemption of Bonds......................  4

         SECTION 1.04.    Sinking Fund......................................  5


ARTICLE II.  PLEDGE OF LESSOR NOTES.........................................  7

         SECTION 2.01.    Pledge of Lessor Notes............................  7


ARTICLE III. AMENDMENT TO ORIGINAL INDENTURE................................  8

         SECTION 3.01.    Amendment to Original Indenture...................  8

ARTICLE IV.  MISCELLANEOUS..................................................  8

         SECTION 4.01.    Execution as Supplemental Indenture...............  8

         SECTION 4.02.    Responsibility for Recitals, Etc..................  9

         SECTION 4.03.    Provisions Binding on Successors..................  9

         SECTION 4.04.    New York Contract.................................  9

         SECTION 4.05.    Counterparts......................................  9


Schedule 1:       FORM OF BOND

Schedule 2:       CERTAIN DEFINITIONS

Schedule 3:       CERTAIN LESSOR NOTES

Exhibit A:        SUPPLEMENTAL INDENTURE OF PLEDGE


#30122046.1
                                       -i-

                                                                EXHIBIT D to
                                                           Conformed Collateral
                                                              Trust Indenture
================================================================================


                          FIRST PV FUNDING CORPORATION,

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                                       and

                                 CHEMICAL BANK,
                                   as Trustee

                                   ----------



                     UNIT 1 SUPPLEMENTAL INDENTURE OF PLEDGE
                     (LEASE OBLIGATION BONDS, SERIES 1986B)

                          dated as of December 15, 1986


                                       to


                           COLLATERAL TRUST INDENTURE

                          dated as of December 16, 1985


                                   ----------

                           Providing for the Pledge of
                           the Lessor Notes Specified
                              on Schedule 1 hereto


================================================================================

                  PALO VERDE NUCLEAR GENERATING STATION UNIT 1



#30122196.1
                                      -ii-

                  UNIT 1 SUPPLEMENTAL INDENTURE OF PLEDGE (LEASE OBLIGATION BONDS, SERIES 1986B), dated as of December 15, 1986, among FIRST PV FUNDING CORPORATION, a Delaware corporation (the Company), PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (PNM), and CHEMICAL BANK, as trustee (the Trustee)

                  WHEREAS, the Company and PNM have heretofore executed and delivered to the Trustee an indenture dated as of December 16, 1985 (as heretofore amended and supplemented, the Original Indenture);

                  WHEREAS, Section 11.01(4) of the Original Indenture provides, among other things, that the Company and the Trustee may, without the consent of the Holders of any Securities, enter into an indenture supplemental to the Original Indenture to convey, transfer and assign to the Trustee, and to subject to the Lien of the Original Indenture, additional Pledged Lessor Notes;

                  WHEREAS, PNM and the Company have heretofore executed and delivered the Series 1986B Bond Supplemental Indenture, dated as of November 18, 1986 (the Series 1986B Bond Supplemental Indenture), to the Trustee, and the Company issued thereunder a series of Securities designated "Lease Obligation Bonds, Series 1986B" (the Series 1986B Securities) in the aggregate principal amount of $460,000,000;

                  WHEREAS, the Company, in accordance with Section 2.15(a) of the Original Indenture, deposited with the Trustee the proceeds of sale of the Series 1986B Securities;

                  WHEREAS, the Company has heretofore obtained the release of $372,000,000 from such proceeds of sale;

                  WHEREAS, the Company, (i) in accordance with Sections 2.15(b) and 13.01 of the Original Indenture, desires to obtain the release of $60,000,000 from such proceeds of sale and to cause the application thereof in the manner specified by such Section 2.15(b) and (ii) has requested the Trustee to enter into this Supplemental Indenture of Pledge for the purpose, among others, of meeting the condition to such release set forth in clause (a) of such
Section 13.01; and

                  WHEREAS, all acts and things necessary to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed, and the execution of this Supplemental Indenture of Pledge has in all respects been duly authorized, and the Company, in the exercise of legal right and power in it vested, executes this Supplemental Indenture of Pledge;

                  NOW,   THEREFORE,   THIS  SUPPLEMENTAL   INDENTURE  OF  PLEDGE
WITNESSETH:

                  That in consideration of the premises and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company and PNM each covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:


                                   ARTICLE ONE

                             PLEDGE OF LESSOR NOTES

                  To secure the payment of the principal of, premium (if any) and interest on all the Securities from time to time Outstanding under the Original Indenture, and the performance of the covenants therein and herein contained, the Company by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and create a security interest in, unto the Trustee, the Lessor Notes identified on Schedule 1 hereto (herein referred to as the Pledged Lessor Notes).


#30122196.1
                                       -i-

                  TO HAVE AND TO HOLD the aforesaid Pledged Lessor Notes unto the Trustee and its successors and assigns forever, in trust and for the uses and purposes and subject to the covenants and conditions set forth in the Original Indenture.


                                   ARTICLE TWO

                                  MISCELLANEOUS

                  SECTION 1.026.  Execution as Supplemental Indenture.

                  This Supplemental indenture of Pledge is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Supplemental Indenture of Pledge forms a part thereof. Except as herein or in Schedule l hereto expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture.

                  SECTION 1.027.  Responsibility for Recitals, Etc.

                  The recitals contained herein shall be taken as the statements of the Company and PNM, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture of Pledge or the Series 1986B Securities.

                  SECTION 1.028.  Provisions Binding on Successors.

                  All the covenants, stipulations, promises and agreements in this Supplemental Indenture of Pledge contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.029.  New York Contract.

                  This Supplemental Indenture of Pledge shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state.

                  SECTION 1.0210.  Counterparts.

                  This  Supplemental  Indenture of Pledge may be executed in any
number  of  counterparts,   each  of  which  shall  be  an  original;  but  such
counterparts shall together constitute but one and the same instrument.


#30122196.1
                                      -ii-

                  IN WITNESS WHEREOF, the Company, PNM and the Trustee have caused this Supplemental Indenture of Pledge to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.


                                       FIRST PV FUNDING CORPORATION
[CORPORATE SEAL]


                                       By
                                          -------------------------
                                          Title:
Attest:


-----------------------
  Assistant Secretary


                                       PUBLIC SERVICE COMPANY OF NEW
                                         MEXICO
[CORPORATE SEAL]


                                       By
                                          --------------------------
                                           Title:
Attest:


-----------------------
  Assistant Secretary


                                       CHEMICAL BANK,
                                         as Trustee
[CORPORATE SEAL]


                                       By
                                          --------------------------
                                                Vice President
Attest:


-----------------------
      Trust Officer



#30122196.1
                                      -iii-

                                                               SCHEDULE 1
                                                                   to
                                                                 UNIT 1
                                                         SUPPLEMENTAL INDENTURE
                                                                OF PLEDGE


                  As used with reference to this Supplemental Indenture of Pledge, the following terms have the following meanings:

                  (1) Lease Indenture means the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of December 15, 1986, between the Indenture Trustee and the Owner Trustee.

                  (2) Lessor Note means each of (i) the Non-Recourse Promissory Note, Fixed Rate Series (Due January 15, 1992), in the amount of $3,300,000,
(ii) the Non-Recourse Promissory Note, Fixed Rate Series (Due January 15, 1997), in the amount of $8,060,000 and (iii) the Non-Recourse Promissory Note, Fixed Rate Series (Due January 15, 2015), in the amount of $48,640,000, each dated December 17, 1986, payable by the Owner Trustee to the Company.

                  (3) Lessor or Owner Trustee means The First National Bank of Boston, a national banking association (FNB), in its capacity as owner trustee under the Trust Agreement, dated as of December 15, 1986, with the owner participant named therein.

                  (4) Indenture Trustee means Chemical Bank, a New York banking corporation, as Trustee.

                  (5) Lease means the Facility Lease, dated as of December 15, 1986, between PNM, as lessee, and the Owner Trustee, as lessor.

                  (6) Participation Agreement means the Participation Agreement dated as of December 15, 1986, among the Owner Participant party thereto, the Company, FNB in its individual capacity and as Owner Trustee, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM.


#30122196.1

                                                                   EXHIBIT E to
                                                           Conformed Collateral
                                                                Trust Indenture



                          FIRST PV FUNDING CORPORATION,

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                                       and

                                 CHEMICAL BANK,
                                   as Trustee

                                   ----------


                     UNIT 2 SUPPLEMENTAL INDENTURE OF PLEDGE
                     (LEASE OBLIGATION BONDS, SERIES 1986B)

                          dated as of December 15, 1986

                                       to

                           COLLATERAL TRUST INDENTURE

                          dated as of December 16, 1985

                                   ----------


                           Providing for the Pledge of
                           the Lessor Notes Specified
                              on Schedule 1 hereto



================================================================================

                  PALO VERDE NUCLEAR GENERATING STATION UNIT 2


#30122195.1
                                       -v-

                  UNIT 2 SUPPLEMENTAL INDENTURE OF PLEDGE (LEASE OBLIGATION BONDS, SERIES 1986B), dated as of December 15, 1986, among FIRST PV FUNDING CORPORATION, a Delaware corporation (the Company), PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (PNM), and CHEMICAL BANK, as trustee (the Trustee).

                  WHEREAS, the Company and PNM have heretofore executed and delivered to the Trustee an indenture dated as of December 16, 1985 (as heretofore amended and supplemented, the Original Indenture);

                  WHEREAS, Section 11.01(4) of the Original Indenture provides, among other things, that the Company and the Trustee may, without the consent of the Holders of any Securities, enter into an indenture supplemental to the Original Indenture to convey, transfer and assign to the Trustee, and to subject to the Lien of the Original Indenture, additional Pledged Lessor Notes;

                  WHEREAS, PNM and the Company have heretofore executed and delivered the Series 1986B Bond Supplemental Indenture, dated as of November 18, 1986 (the Series 1986B Bond Supplemental Indenture), to the Trustee, and the Company issued thereunder a series of Securities designated "Lease Obligation Bonds, Series 1986B" (the Series 1986B Securities) in the aggregate principal amount of $460,000,000;

                  WHEREAS, the Company, in accordance with Section 2.15(a) of the Original Indenture, deposited with the Trustee the proceeds of sale of the Series 1986B Securities;

                  WHEREAS, the Company has heretofore obtained the release of $372,000,000 from such proceeds of sale;

                  WHEREAS, the Company, (i) in accordance with Sections 2.15(b) and 13.01 of the Original Indenture, desires to obtain the release of $28,000,000 from such proceeds of sale and to cause the application thereof in the manner specified by such Section 2.15(b) and (ii) has requested the Trustee to enter into this Supplemental Indenture of Pledge for the purpose, among others, of meeting the condition to such release set forth in clause (a) of such
Section 13.01; and

                  WHEREAS, all acts and things necessary to constitute these presents a valid binding supplemental indenture and agreement according to its terms, have been done and performed, and the execution of this Supplemental Indenture of Pledge has in all respects been duly authorized, and the Company, in the exercise of legal right and power in it vested, executes this Supplemental Indenture of Pledge;

                  NOW,   THEREFORE,   THIS  SUPPLEMENTAL   INDENTURE  OF  PLEDGE
WITNESSETH:

                  That in consideration of the premises and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company and PNM each covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:

                                   ARTICLE ONE

                             PLEDGE OF LESSOR NOTES

                  To secure the payment of the principal of, premium (if any) and interest on all the Securities from time to time Outstanding under the Original Indenture, and the performance of the covenants therein and herein contained, the Company by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and create a security interest in, unto the Trustee, the Lessor Notes identified on Schedule 1 hereto (herein referred to as the Pledged Lessor Notes).


#30122195.1
                                      -vi-

                  TO HAVE AND TO HOLD the aforesaid Pledged Lessor Notes unto the Trustee and its successors and assigns forever, in trust and for the uses and purposes and subject to the covenants and conditions set forth in the Original Indenture.

                                   ARTICLE TWO

                                  MISCELLANEOUS

                  SECTION 1.0211.  Execution as Supplemental Indenture.

                  This Supplemental Indenture of Pledge is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Supplemental Indenture of Pledge forms a part thereof. Except as herein or in Schedule 1 hereto expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture.

                  SECTION 1.0212.  Responsibility for Recitals, Etc.

                  The recitals contained herein shall be taken as the statements of the Company and PNM, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture of Pledge or the Series 1986B Securities.

                  SECTION 1.0213.  Provisions Binding on Successors.

                  All the covenants, stipulations, promises and agreements in this Supplemental Indenture of Pledge contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.


                  SECTION 1.0214.  New York Contract.

                  This Supplemental Indenture of Pledge shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state.


                  SECTION 1.0215.  Counterparts.

                  This  Supplemental  Indenture of Pledge may be executed in any
number  of  counterparts,   each  of  which  shall  be  an  original;  but  such
counterparts shall together constitute but one and the same instrument.

#30122195.1
                                      -vii-

                  IN WITNESS WHEREOF, the Company, PNM and the Trustee have caused this Supplemental Indenture of Pledge to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.


                                       FIRST PV FUNDING CORPORATION

[CORPORATE SEAL]
                                       By
                                          --------------------------
                                          Title:
Attest:


----------------------
 Assistant Secretary
                                       PUBLIC SERVICE COMPANY
                                         OF NEW MEXICO

[CORPORATE SEAL]

                                       By
                                          -------------------------
                                          Title:

Attest:

----------------------
 Assistant Secretary

                                       CHEMICAL BANK,
                                         as Trustee

[CORPORATE SEAL]
                                       By
                                          -------------------------
                                              Vice President

Attest:

----------------------
   Trust Officer


#30122195.1
                                     -viii-

                                                                SCHEDULE 1
                                                                    TO
                                                                  UNIT 2
                                                          SUPPLEMENTAL INDENTURE
                                                                 OF PLEDGE


                  As used with reference to this Supplemental Indenture of Pledge, the following terms have the following meanings:

                  (1) Lease Indenture means the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of December 15, 1986, between the Indenture Trustee and the Owner Trustee.

                  (2) Lessor Note means each of (1) the Non-Recourse Promissory Note, Fixed Rate Series (Due January 15, 1992), in the amount of $1,270,000,
(ii) the Non-Recourse Promissory Note, Fixed Rate Series (Due January 15, 1997), in the amount of $3,501,000 and (iii) the Non-Recourse Promissory Note, Fixed Rate Series (Due January 15, 2016), in the amount of $23,229,000, each dated December 17, 1986, payable by the Owner Trustee to the Company.

                  (3) Lessor or Owner Trustee means The First National Bank of Boston, a national banking association (FNB), in its capacity as owner trustee under the Trust Agreement, dated as of December 15, 1986, with the owner participant named therein.

                  (4) Indenture Trustee means Chemical Bank, a New York banking corporation, as Trustee.

                  (5) Lease means the Facility Lease, dated as of December 15, 1986, between PNM, as lessee, and the Owner Trustee, as lessor.

                  (6) Participation Agreement means the Participant Agreement dated as of December 15, 1986, among the Owner Participant party thereto, the Company, FNB in its individual capacity and as Owner Trustee, Chemical Bank, in its individual capacity and as Indenture Trustee, and PNM.


#30122195.1
                                      -ix-